   As filed with the Securities and Exchange Commission on April 26, 2007


                                                             FILE No. 333-01781
                                                                       811-8230
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-6
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                  Post-Effective Amendment No. 13 on Form N-6

                     to Registration Statement on Form S-6

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 6

                             JPF SEPARATE ACCOUNT C
                           (Exact Name of Registrant)

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                               (Name of Depositor)

                               One Granite Place
                               Concord, NH 03301
              (Address of Depositor's principal executive offices)

                                David K. Booth
                                   President

                      Jefferson Pilot Variable Corporation
                               One Granite Place
                               Concord, NH 03301
                     (Name and address of agent for service)

                                  Copies to:
                          Frederick C. Tedeschi, Esq.

                  Jefferson Pilot Financial Insurance Company
                               One Granite Place
                               Concord, NH 03301

                               ------------------

Title and amount of Securities being registered:

     Units of Interest in the Separate Account Under Individual Flexible Premium Variable Life Insurance Policies.

     The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940.

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:


   _____  Immediately upon filing pursuant to paragraph (b)
   __X__  On April 30, 2007 pursuant to paragraph (b)
   _____  60 days after filing pursuant to paragraph (a)(1)
   _____  On (date), pursuant to paragraph (a)(1) of Rule 485.


     Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the policy described in the Prospectus.

================================================================================

                                 APRIL 30, 2007

                              LINCOLN ENSEMBLE SVUL


                             JPF SEPARATE ACCOUNT C

          FLEXIBLE PREMIUM VARIABLE SURVIVORSHIP LIFE INSURANCE POLICY
                          ON THE LIVES OF TWO INSUREDS

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          One Granite Place Concord, New Hampshire 03301 1-800-258-3648

This Prospectus describes the Lincoln Ensemble SVUL Insurance Policy ("Ensemble SL" or "the Policy"), a flexible premium variable life insurance policy on the lives of two Insureds, issued and underwritten by Jefferson Pilot Financial Insurance Company ("we" or "JP Financial" or "the Company"). The Policy provides life insurance and pays a benefit, as described in this Prospectus, upon surrender or Second Death. The Policy allows flexible premium payments, Policy Loans, withdrawals, and a choice of two Death Benefit Options. Your account values may be invested on either a fixed or variable or combination of fixed and variable basis. You may allocate your Net Premiums to JPF Separate Account C ("Separate Account C"), and/or the General Account, or both Accounts. The Divisions of Separate Account C support the benefits provided by the variable portion of the Policy. The Accumulation Value allocated to each Division is not guaranteed and will vary with the investment performance of the associated Portfolio. Net Premiums allocated to the General Account will accumulate at rates of interest we determine; such rates will not be less than 4% per year. Your Policy may lapse if the Cash Value is insufficient to pay a Monthly Deduction. For the first five Policy Years, however, if you pay the Minimum Annual Premium, your Policy will not lapse, regardless of changes in the Accumulation Value. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. If the Policy lapses, you may apply to reinstate it.

The Policy has a free look period during which you may return the Policy. We will refund your Premium (See "Right of Policy Examination").

This Prospectus also describes the Divisions used to fund the Policy through Separate Account C. Each Division invests exclusively in one of the following
Portfolios:


LVIP CAPITAL GROWTH FUND (STANDARD CLASS)
LVIP DELAWARE BOND FUND (SERVICE CLASS)
LVIP DELAWARE GROWTH AND INCOME FUND (SERVICE CLASS)
LVIP DELAWARE MANAGED FUND (SERVICE CLASS)
LVIP MARSICO INTERNATIONAL GROWTH FUND (STANDARD CLASS)
LVIP MFS VALUE FUND (STANDARD CLASS)
LVIP MID-CAP GROWTH FUND (STANDARD CLASS)
LVIP MID-CAP VALUE FUND (STANDARD CLASS)
LVIP MONEY MARKET FUND (STANDARD CLASS)
LVIP S&P 500 INDEX FUND (STANDARD CLASS)
LVIP SMALL-CAP INDEX FUND (STANDARD CLASS)
LVIP T. ROWE PRICE GROWTH STOCK FUND (STANDARD CLASS)
LVIP TEMPLETON GROWTH FUND (STANDARD CLASS)
LVIP VALUE OPPORTUNITIES FUND (STANDARD CLASS)
AMERICAN CENTURY VP INTERNATIONAL FUND, CLASS 1
AMERICAN CENTURY VP VALUE, CLASS II
AMERICAN FUNDS INSURANCE SERIES, GROWTH FUND, CLASS 2 AMERICAN FUNDS INSURANCE SERIES, GROWTH INCOME FUND, CLASS 2 DELAWARE VIP HIGH YIELD SERIES (STANDARD CLASS)
DWS SMALL CAP INDEX VIP-CLASS B
FIDELITY VIP GROWTH PORTFOLIO
FIDELITY VIP MID CAP PORTFOLIO, SERVICE CLASS 2
FIDELITY VIP EQUITY-INCOME PORTFOLIO
FIDELITY VIP CONTRAFUND(R) PORTFOLIO
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO, SERVICE CLASS 2 FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES FUND, CLASS 2 FTVIPT TEMPLETON FOREIGN SECURITIES FUND, CLASS 2
GOLDMAN SACHS VIT CAPITAL GROWTH FUND
MFS RESEARCH SERIES-INITIAL CLASS(1)
MFS VIT UTILITIES SERIES
PIMCO TOTAL RETURN PORTFOLIO
PROFUND VP ASIA 30
PROFUND VP EUROPE 30
PRO FUND VP FINANCIALS
PRO FUND VP HEALTH CARE
PROFUND VP LARGE-CAP GROWTH
PROFUND VP LARGE-CAP VALUE
PROFUND VP RISING RATES OPPORTUNITY FUND
PROFUND VP SMALL-CAP GROWTH
PROFUND VP SMALL-CAP VALUE
PRO FUND VP TECHNOLOGY
PROFUND VP U.S. GOVERNMENT PLUS
T. ROWE PRICE VIP MID-CAP GROWTH-CLASS(2)
VANGUARD(R) VIF SMALL COMPANY GROWTH PORTFOLIO
VANGUARD(R) VIF MID-CAP INDEX PORTFOLIO
VANGUARD(R) VIF REIT INDEX PORTFOLIO

(1) MFS Research Series is available only to Policyowners who were allocating Net Premium to the Portfolio effective May 1, 2004.

(2) T. Rowe Price VIP Mid-Cap Growth is available only to Policyowners who were allocating Net Premium to the Portfolio effective May 1, 2004.

Not all Divisions may be available under all Policies or in all jurisdictions. You may obtain the current Prospectus and Statement of Additional Information ("SAI") for any of the Portfolios by calling (800) 258-3648 x7719.

In certain states the Policies may be offered as group contracts with individual ownership represented by Certificates. The discussion of Policies in this prospectus applies equally to Certificates under group contracts, unless the context specifies otherwise.

Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with the Policy may not be to your advantage.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS. BOTH THIS PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Ensemble SL insurance policies and shares of the Funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested.

TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
POLICY BENEFITS/RISKS SUMMARY                                                  4
POLICY RISKS                                                                   5
PORTFOLIO RISKS                                                                6
FEE TABLES                                                                     7
DEFINITIONS                                                                   13
THE COMPANY                                                                   14
THE SEPARATE ACCOUNT                                                          15
INVESTMENT AND FIXED ACCOUNT OPTIONS                                          16
   Separate Account Investments                                               16
   Investment Advisers and Objectives for Each of the Funds                   16
   Mixed and Shared Funding; Conflicts of Interest                            21
   Fund Additions, Deletions or Substitutions                                 21
   General Account                                                            21
POLICY CHOICES                                                                22
   General                                                                    22
   Premium Payments                                                           22
   Modified Endowment Contract                                                22
   Compliance with the Internal Revenue Code                                  23
   Backdating                                                                 23
   Allocation of Premiums                                                     23
   Death Benefit Options                                                      24
   Transfers and Allocations to Funding Options                               24
   Telephone Transfers, Loans and Reallocations                               25
   Automated Transfers (Dollar Cost Averaging and Portfolio Rebalancing)      26
POLICY VALUES                                                                 26
   Accumulation Value                                                         26
   Unit Values                                                                27
   Net Investment Factor                                                      27
   Surrender Value                                                            28
CHARGES & FEES                                                                28
   Charges & Fees Assessed Against Premium                                    28
   Charges & Fees Assessed Against Accumulation Value                         28
   Charges & Fees Assessed Against the Separate Account                       30
   Charges Deducted Upon Surrender                                            30
   Surrender Charges on Surrenders and Withdrawals                            31
POLICY RIGHTS                                                                 31
   Surrenders                                                                 31
   Withdrawals                                                                32
   Grace Period                                                               32
   Reinstatement of a Lapsed or Terminated Policy                             32
   Coverage Beyond Insured's Attained Age 100                                 32
   Right to Defer Payment                                                     33
   Policy Loans                                                               33
   Policy Changes                                                             34
   Right of Policy Examination ("Free Look Period")                           34
   Supplemental Benefits                                                      35
DEATH BENEFIT                                                                 36
POLICY SETTLEMENT                                                             36
   Settlement Options                                                         36
ADDITIONAL INFORMATION                                                        36
   Reports to Policyowners                                                    36
   Right to Instruct Voting of Fund Shares                                    37
   Disregard of Voting Instructions                                           37
   State Regulation                                                           37
   Legal Matters                                                              37
   Financial Statements                                                       38
   Employment Benefit Plans                                                   38
TAX MATTERS                                                                   38
   General                                                                    38
   Federal Tax Status of the Company                                          38
   Life Insurance Qualification                                               38
   Charges for JP Financial Income Taxes                                      41
MISCELLANEOUS POLICY PROVISIONS                                               42
   The Policy                                                                 42
   Payment of Benefits                                                        42
   Suicide and Incontestability                                               42
   Protection of Proceeds                                                     42
   Nonparticipation                                                           42
   Changes in Owner and Beneficiary; Assignment                               42
   Misstatements                                                              42
APPENDIX A--ILLUSTRATIONS OF ACCUMULATION VALUES, CASH
   VALUES AND DEATH BENEFITS                                                 A-1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. LIFE INSURANCE IS A LONG-TERM INVESTMENT. POLICYOWNERS SHOULD CONSIDER THEIR NEED FOR INSURANCE COVERAGE AND THE POLICY'S LONG-TERM INVESTMENT POTENTIAL. NO CLAIM IS MADE THAT THE POLICY IS ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

POLICY BENEFITS/RISKS SUMMARY

POLICY BENEFITS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in greater detail. The Definitions Section (pages 11-12 below) defines certain words and phrases used in this prospectus.

The Policy is a flexible premium survivorship universal life insurance contract. The Policy is built around its Accumulation Value, which changes every business day based on the investment experience of the Portfolios underlying the Divisions or the amount of interest credited to the General Account. Premiums increase Accumulation Value. Charges we assess, cash you withdraw and policy loans decrease the Policy's Accumulation Value. Your choice of the timing and amount of premiums you pay, investment options and your use of partial withdrawal and loan privileges will influence the Policy's performance. The choices you make will directly impact how long the Policy remains in effect, its tax status and the amount of cash available for use.

ISSUANCE AND UNDERWRITING

We will issue a Policy on the life of prospective Insureds who meet our Age and underwriting standards. We will apply any funds you give us, without interest, to the Policy on the Policy Date.

DEATH BENEFIT

The primary benefit of your Policy is life insurance coverage. While the Policy is in force, we pay a Death Benefit to the Beneficiary when the Surviving Insured dies and we receive due proof of the Second Death at our Service Office.

CHOICE OF DEATH BENEFIT OPTION: At the time you purchase the Policy, you must choose between the two available Death Benefit Options. We will reduce the amount of any Death Benefit payable by the amounts of any loans, unpaid loan interest and withdrawals.

COVERAGE GUARANTEE: For the first five Policy Years, if your total premiums (less withdrawals and Policy Debt) exceed the cumulative minimum no-lapse premium requirement, we guarantee that the Policy will stay in force, even if the Surrender Value is insufficient to provide the monthly deduction. The terms and availability of the coverage guarantee differ in certain states.

ACCESS TO CASH VALUE

LOANS: You may borrow up to 90% of the Policy's Cash Value at the end of the Valuation Period during which we receive the loan request. We will deduct any outstanding loan balance and unpaid interest from any Death Benefit proceeds.

PARTIAL WITHDRAWALS: You may make a written request to withdraw part of your Surrender Value. We charge $50 for each withdrawal. A withdrawal may have tax consequences.

SURRENDERS: At any time while the Policy is in force and either Insured is living, you may make a written request to surrender your Policy. You will receive your Policy's Accumulation Value less any applicable Surrender Charge and outstanding Policy Debt. A surrender may have tax consequences.

FLEXIBILITY OF PREMIUMS

After you pay the initial premium, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, we may schedule planned periodic premiums and send you billing statements for the amount you select. You may also choose to make pre-authorized automatic monthly premium payments.

"FREE LOOK" PERIOD

You have the right to examine and cancel your Policy by returning it to our Service Office no later than 10 days after you receive it. (Some states allow a longer period of time during which a Policy may be returned.) The free look period begins when you receive your Policy. We will refund your premium or Accumulation Value, as required by state law.

OWNERSHIP RIGHTS

While the Insured is living and the Policy is in force, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy, subject to the terms of any assignment of the Policy. These rights include selecting and changing the Beneficiary, naming a successor owner, changing the Specified Amount of the Policy and assigning the Policy.

SEPARATE ACCOUNT

The Separate Account is an investment account separate from the General Account. You may direct the Accumulation Value in your Policy to any of the Divisions of the Separate Account. Each Division invests in the one of the corresponding Portfolios listed on the cover of and described in this prospectus. Amounts allocated to the Separate Account will vary according to the investment performance of the Portfolios in which the Divisions invest. There is no guaranteed minimum division cash value.

GENERAL ACCOUNT

You may place all or a portion of your Accumulation Value in the General Account where it earns a minimum of 4% annual interest. We may declare higher interest rates, but are not obligated to do so.

TRANSFERS

GENERAL: You may transfer Accumulation Value among the Divisions and the General Account up to 20 times in each Policy Year. You will not be charged for the first 12 transfers in a Policy Year. We will currently charge $25 ($50 guaranteed maximum) for each additional transfer during a Policy Year. Special limitations apply to transfers from the General Account. We reserve the right to modify transfer privileges and charges.

DOLLAR COST AVERAGING: You may make periodic automatic transfers of specified amounts from the Money Market Division or the General Account to any other Division or the General Account.

PORTFOLIO REBALANCING: If selected we will automatically readjust the allocation between the Divisions and the General Account on a quarterly, semi-annual or annual basis at no additional charge.

SETTLEMENT OPTIONS

There are several ways of receiving the Policy's Death Benefit proceeds other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the Separate Account.

CASH VALUE

Your Policy's Cash Value equals the Accumulation Value (the total amount that your Policy provides for investment plus the amount held as collateral for Policy Debt) less any Surrender Charge.

TAX BENEFITS

Under current law you are not taxed on any gain under the Policy until you withdraw Accumulation Value from your Policy.

SUPPLEMENTAL BENEFITS AND RIDERS

We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. There is a charge associated with these benefits and riders.

POLICY RISKS

INVESTMENT RISK

If you invest your Accumulation Value in one or more Divisions, you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Accumulation Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the General Account, then we credit your Accumulation Value (in the General Account) with a stated rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum of 4% per year.

SUITABILITY

Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. While the amount of the Surrender Charge decreases over time, it may be a substantial portion of or even exceed your Cash Value. Accordingly, you should not purchase the Policy if you will need your Surrender Value in a short period of time.

RISK OF LAPSE

If your monthly charges exceed your Surrender Value, your Policy may enter a 61-day (in most states) Grace Period and may lapse. When you enter the Grace Period, we will notify you that your Policy will lapse (that is, terminate without value) if you do not send us payment for the amount stated in the notice by a specified date. Your Policy generally will not enter the Grace Period (1) if you make timely premium payments sufficient to cover the monthly deduction; or (2) if you make timely payment of the minimum premium amount during the minimum premium period. Subject to certain conditions you may reinstate a lapsed Policy.

TAX RISKS

Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your Policy may become a modified endowment contract ("MEC"). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC Policy are includable in gross income on an income first basis. Also, if you receive these distributions before you have attained age 59 1/2, you may be subject to a 10% penalty.

Existing tax laws that benefit this Policy may change at any time.

WITHDRAWAL AND SURRENDER RISKS

A Surrender Charge applies during the first nine Policy Years after the Policy Date. It is possible that you will receive no Surrender Value if you surrender your Policy in the first few Policy Years.

You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Surrender Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

A partial withdrawal will reduce Surrender Value, Death Benefit and the amount of premiums considered paid to meet the minimum premium requirement. Partial withdrawals may be subject to a pro rata Surrender Charge and a partial withdrawal charge.

A surrender or partial withdrawal may have tax consequences.

LOAN RISKS

Taking a loan from your Policy may increase the risk that your Policy will terminate. It will have a permanent effect on the Policy's Surrender Value because the Accumulation Value held as security for the loan does not participate in the performance of the Divisions. In addition, if you do not pay loan interest when it comes due, the accrued interest will reduce the Surrender Value of your Policy. Both of these consequences may increase your Policy's risk of lapse. A loan will also reduce the Death Benefit. If your Policy is surrendered or if it lapses with an outstanding loan, you may incur adverse tax consequences.

PORTFOLIO RISKS

Each Division invests in shares of one of the Portfolios. We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which the Divisions invest. You bear the investment risk that the Portfolios possibly will not meet their objectives.

The type of investments that a Portfolio makes entail specific types of risks. A comprehensive discussion of the risks of each Portfolio in which the Divisions may invest may be found in the Funds' prospectuses. Please refer to the prospectuses for the Funds for more information. You should read the prospectuses for each of the Funds carefully before investing. If you do not have a prospectus for a Portfolio, please contact us at the address or telephone number provided on the front cover of this prospectus and we will send you a copy.

FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER ACCUMULATION VALUE AMONG THE DIVISIONS AND THE GENERAL ACCOUNT.

                                TRANSACTION FEES

                                WHEN CHARGE IS
CHARGE                          DEDUCTED                AMOUNT DEDUCTED
----------------------------------------------------------------------------------------------------------------------------
Premium Tax Charge (1)          Each Premium            2.5% of premium
                                Payment

Federal Income Tax Charge (1)   Each Premium            1.25% of premium
                                Payment

Surrender Charge (2)            Policy surrender,       MAXIMUM = $43.32 per $1,000 of Specified Amount
                                partial withdrawal,
                                decrease in Specified   MINIMUM = $0.35 per $1,000 of Specified Amount
                                Amount or lapse
                                in first nine Policy    For 59 year old male non-smoker, standard rating class and 59 year
                                Years                   old female non-smoker, standard rating class:
                                                           $14.60 per $1,000 of Specified Amount in Policy Year 1, declining to $2.92 per $1,000 of Specified Amount in Policy Year 9

Transfer Fees                   Upon Transfer           $0 on first 12 transfers in each Policy Year; $25 on each transfer thereafter on a current basis; $50 per transfer guaranteed maximum

Withdrawal Charge               Upon Withdrawal         $50

In-force Policy Illustrations   Upon Request            $50 (3)

Net Policy Loan Interest        Upon each Policy        Type A Loan: 0% (5)
   Rate (4)                     Anniversary or, when
                                applicable, loan        Type B Loan: 1% annually
                                repayment, Policy
                                surrender, reinstate-
                                ment of Policy or
                                death of the Insured

(1) Subject to state law, we reserve the right to increase these tax charges due to changes in state or federal tax laws that increase our tax liability.

(2) This charge applies to all surrenders, partial withdrawals, and decreases in Specified Amount. The amount of your Surrender Charge at issue will depend on the Issue Age, risk classification and sex of the Insured. As shown in the table below, if you surrender your Policy, we will charge you a percentage of the Initial Surrender Charge based on the Policy Year in which you surrender. The percentages are shown in the table below, declining to 0 after the 9th Policy Year.

               SURRENDER CHARGE AS
              PERCENTAGE OF INITIAL
POLICY YEAR      SURRENDER CHARGE
-----------   ---------------------
0-5                    100%
6                       80%
7                       60%
8                       40%
9                       20%
10+                      0%

     For more information and an example, see "Charges Deducted Upon Surrender," beginning on page 27 below. The Surrender Charge on a decrease in the Specified Amount is proportionate to the percentage decrease.

     The Surrender Charge shown in the table may not be representative of the Surrender Charge that you would pay. For more information about the Surrender Charge that would apply to your Policy, please contact us at the address or telephone number on the first page of the prospectus or contact your representative.

(3)  We currently waive this charge.

(4) The Net Policy Loan Interest Rate represents the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the Accumulation Value held in the General Account to secure loans.

(5) No Net Policy Loan Interest Rate is deducted for a Type A loan, which is charged the same interest rate as the interest credited to the Accumulation Value held in the General Account to secure the loan. The annual Net Policy Loan Interest Rate deducted for a Type B loan is based on the difference between the loan interest rate (which is set at 5% annually) and the interest rate credited to the Accumulation Value held in the General Account to secure the Type B loan (which is set at 4% annually). See POLICY LOANS, beginning on page 30.

     THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIOS' FEES AND EXPENSES.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

                                WHEN CHARGE IS
CHARGE                          DEDUCTED                AMOUNT DEDUCTED
----------------------------------------------------------------------------------------------------------------------------
Cost of Insurance               Monthly on              $0.0004 - $83.33 per $1,000
(per $1,000 of net              Monthly
amount at risk) (1), (5)        Anniversary
                                Date                    For 59 year old male and 59 year old female non-smokers:
                                                           Current: $0.11 per $1,000
                                                           Guaranteed: $0.11 per $1,000

Acquisition Charge              Monthly on              Maximum: $0.97 per $1,000 in Policy Year 1
(per $1,000 of Specified        Monthly                          $0.48 per $1,000 in Policy Year 2
Amount) (2), (5)                Anniversary                      $0.00 thereafter
                                Date

                                                        For 59 year old male and female non-smokers, standard rating class:
                                                           $0.29 per $1,000 of Specified Amount in Policy Year 1;
                                                           $0.15 per $1,000 in Policy Year 2

Mortality and Expense           Accrued Daily           Maximum:
Risk Charge (3)                                            Policy Years 1-10: 1.25% annually
                                                           Policy Years 11+: 0.85% annually

                                                        Current:
                                                           Policy Years 1-10: 1.00% annually
                                                           Policy Years 11+: 0.40% annually

Unit Expense                    Monthly on              $0.05 per $1000 of Specified Amount in Policy Years 1 through
Charge                          Monthly                 10 - ($15 per month minimum); $0.02 per $1000 of Specified Amount
                                Anniversary             in Policy Years 11 and thereafter ($15 per month minimum;
                                Date                    $50 per month maximum)

Administrative Expense          Monthly on              $10 per month
Charge                          Monthly
                                Anniversary
                                Date

Tax Charge                      Each Valuation          Currently none (4)
                                Period

(1) The cost of insurance charge varies based on Attained Age, sex, smoking status, underwriting class of the both Insureds and the duration of the Policy. We determine the current Cost of Insurance charge, but we guarantee we will never charge you a higher rate than the guaranteed rate shown in your Policy. For more information about the calculation of the Cost of Insurance charge, see "Cost of Insurance," beginning on page 26.

(2) The rate shown in the table is determined as follows. The acquisition charge is charged for the first two Policy Years. It is 2% of the Load Basis Amount in Policy Year 1 and 1% of the Load Basis Amount in Policy Year 2. The Load Basis Amount is a percentage of the Specified Amount. The Load Basis Amount varies based on the sex, Issue Age, and rating class of the Insureds. It does not vary by the amount of premium paid. The current maximum Load Basis Amount is $48.34 per thousand dollars of Specified Amount. The Load Basis Amount for 59 year old male and female non-smokers, standard rating class is $14.60 per thousand. For more information about the acquisition charge, see "Acquisition Charge," beginning on page 27.

(3)  The rates given are effective annual rates.

(4) We currently do not assess a charge for federal income taxes that may be attributable to the operations of the Separate Account. We reserve the right to do so in the future. See "Charges and Fees Assessed Against the Separate Account " on page 27 below.

(5) The cost of insurance and acquisition charges shown in the table may not be representative of the charges you would pay. For more information about the charges that would apply to your policy, please contact us at the address or telephone number on the first page of the prospectus or contact your representative.

     CURRENTLY WE ARE OFFERING THE FOLLOWING OPTIONAL RIDERS. THE CHARGES FOR THE RIDERS YOU SELECT ARE DEDUCTED MONTHLY FROM YOUR ACCUMULATION VALUE AS PART OF THE MONTHLY DEDUCTION. YOU MAY NOT BE ELIGIBLE FOR ALL OF THE OPTIONAL RIDERS SHOWN BELOW. THE BENEFITS PROVIDED UNDER EACH RIDER ARE SUMMARIZED IN "SUPPLEMENTAL BENEFITS" BELOW.

                                  RIDER CHARGES

                                WHEN CHARGE IS          AMOUNT DEDUCTED
                                DEDUCTED
----------------------------------------------------------------------------------------------------------------------------
Automatic Increase              Monthly on              $0.01 - $0.11 per $1000 of Initial Specified Amount (1) (4)
                                the Monthly
                                Anniversary Date        59 year old male and female non-smokers, standard rating class:
                                                           $0.02 per $1,000 of Initial Specified Amount

Death Benefit Maintenance       Beginning at the        $6.79 per $1,000 of rider amount, offset by reduction in Cost of
                                Younger Insured's       Insurance
                                Attained Age 90,
                                Monthly on the
                                Monthly Anniversary
                                Date

Policy Split Option             Monthly on              No charge
Rider                           the Monthly
                                Anniversary Date

Estate Protection*              Cost of Insurance       $0.01 per $1,000
                                (per $1,000 of net
                                amount at risk)
                                Monthly on              Minimum: $0.0005 per $1,000 of Specified Amount
                                the Monthly             Maximum: $70.69 per 1,000 of Specified Amount
                                                                                   $
                                Anniversary Date        59 year old male and female non-smokers, standard rating class (4):
                                                           $0.01 - $0.10 per $1,000 of Specified Amount

Guaranteed Death Benefit        Monthly on              $0.01 per $1,000 of Specified Amount.
                                the Monthly
                                Anniversary Date

Specified Insured               Monthly on              $0.06 - $83.33 per $1,000 of Death Benefit (2) (4)
Term Rider                      the Monthly
                                Anniversary Date        59 year old female non-smoker, of any rating class:
                                                           $0.48 per $1,000 of Death Benefit

Supplemental Coverage           COI Charge:             $0.0004 - $83.33 $1,000 of Net Amount at Risk attributable to
Rider                           Monthly                 the Rider (2), (4)
                                on Monthly
                                Anniversary Date        59 year old male female non-smokers, standard rating class:
                                                           $0.11 per $1,000 of Net Amount at Risk attributable to the Rider

                                Rider Acquisition       $0.04 to $.97 per $1,000 of Rider Specified Amount in Rider Year 1
                                Charge, Deducted        and $.02 to $.48 per $1,000 of Rider Specified Amount in Rider
                                Monthly on              Year 2 (3), (4)
                                Monthly Anniversary
                                Date                    59 year old male and female non-smokers, standard rating class:
                                                           $0.29 per $1,000 of Rider Specified Amount in Rider Year 1 and
                                                           $0.15 per $1,000 of Rider Specified Amount in Rider Year 2

                                Unit Expense            Guaranteed: $0.08 per$1,000 Rider Specified Amount Rider Years 1-10;
                                Charge, deducted        $0.02 per $1,000 Rider Specified Amount Rider Years 11+
                                Monthly on Monthly
                                Anniversary Date

(1) The monthly rate for this rider is based on the Attained Age of the Insured.

(2) This charge varies based on Attained Age, sex, smoking status, underwriting class of the Insured, and duration of the Rider. The calculation and operation of this charge are similar to the calculation of the cost of insurance charge on the Policy. See footnote (1) on page 7.

(3) This charge varies based on the sex, Issue Age, and rating class of the Insured. The calculation and operation of this charge are similar to the calculation of the Acquisition Charge on the Policy. See footnote (2) on page 7.

(4) The charge shown in the table may not be representative of the charge you would pay. For more information about the charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

     THE FOLLOWING TABLE DESCRIBES PORTFOLIO FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. THE TABLE SHOWS THE MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY ANY OF THE PORTFOLIOS. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH PORTFOLIO.

                                CHARGES ASSESSED
                        AGAINST THE UNDERLYING FUNDS(1)


                                                               MINIMUM   MAXIMUM
                                                               -------   -------
Total Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, including management fees,
distribution (12b-1) fees, and other expenses), without
waivers or expense reimbursements                                0.24%     1.74%
Total Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, including management fees,
distribution (12b-1) fees, and other expenses), with
contractual waivers and expense reimbursements                   0.24%     1.63%



(1) The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2006 for the Portfolios in which the Variable Account invests.

     The advisers and/or other service providers of certain Portfolios have agreed to reduce their fees and/or reimburse the Portfolios' expenses to keep the Portfolios' expenses below specified limits. The range of expenses in the first row above does not include the effect of any fee reduction or expense reimbursement arrangement. The range of expenses in the second row above shows the effect of contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2008. The 1.63% maximum Total Annual Portfolio Operating Expenses, after contractual waivers and expense reimbursements are taken into consideration, is for nine Portfolios, and the expense limits are terminable after April 30, 2008. These arrangements are described in more detail in the Expense table and footnotes on the following page and in the relevant Portfolios' prospectuses. Other Portfolios have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time, and which are not reflected in the above chart. Taking these arrangements into consideration, the maximum and minimum Total Annual Portfolio Operating Expenses were 1.63% and 0.24%, respectively. Each fee reduction and expense reimbursement arrangement is described in the notes to the table below and the relevant Portfolio's prospectus.


     The Portfolios' expenses are assessed at the Portfolio level and are not direct charges against the Divisions or the Policy's Accumulation Value. These expenses are taken into account in computing each Portfolio's per share net asset value, which in turn is used to compute the corresponding Division's Accumulation Unit Value.

     Note that under recently adopted SEC rules, we are required to: (1) enter into written agreement with each underlying fund or its principal underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund. In addition, those rules permit the underlying Fund Boards of Directors or Boards of Trustees issuing the Portfolios to adopt redemption fees to be imposed on Policyowners whose transfers among Investment Divisions cause underlying fund Portfolio shares to be redeemed shortly after the shares of the same Portfolio are purchased as a result of such Policyowners transfers. Such fees, if imposed, would be paid by the Portfolio the shares of which were purchased and sold.

     Each Division purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy and they may vary from year to year.


     The figures in the following table show expense ratios for the individual Portfolios for the year ended December 31, 2006, except where otherwise noted. The expense of certain Portfolios reflect contractual fee reductions and expense reimbursement, as indicated in their prospectuses.

INDIVIDUAL PORTFOLIO COMPANY ANNUAL EXPENSES
(as a percentage of average net assets)



                                                                                           ACQUIRED     TOTAL              TOTAL
                                                                      12b-1               FUND FEES   EXPENSES            EXPENSES
                                                               MGMT.   SERVICE    OTHER      AND                TOTAL      (after
                                                               FEES     FEES    EXPENSES EXPENSES           CONTRACTUAL contractual
                                                              (before (before   (before              (before   WAIVERS/   waivers/
                                                                any      any      any                  any      REIMB.    reimb.)
                                                              waivers/ waivers/ waivers/             waivers/
                                                              reimb.)  reimb.)  reimb.)               reimb.)


                                                                                                                (if any)
                                                               -----  --------  --------  ---------  ---------  -------  ---------
LVIP Capital Growth Fund (Standard Class)(1)(2)                 0.73%             0.09%                 0.82%     0.01%     0.81%
LVIP Delaware Bond Fund (Service Class)(3)                      0.34%   0.25%     0.07%                 0.66%
LVIP Delaware Growth and Income Fund (Service Class) (3)        0.33%   0.25%     0.07%                 0.65%
LVIP Delaware Managed Fund (Service Class)(3)                   0.41%   0.25%     0.09%                 0.75%
LVIP Marsico International Growth Fund (Standard Class)(1)(4)   0.97%             0.16%                 1.13%     0.01%     1.12%
LVIP MFS Value Fund (Standard Class)(1)(5)                      0.74%             0.10%                 0.84%     0.02%     0.82%
LVIP Mid-Cap Growth Fund (Standard Class)(1)(6)(24)             0.90%             0.23%                 1.13%     0.10%     1.03%
LVIP Mid-Cap Value Fund (Standard Class)(1)(7)                  0.99%             0.14%                 1.13%     0.02%     1.11%
LVIP Money Market Fund (Standard Class)(3)                      0.42%             0.08%                 0.50%
LVIP S&P 500 Index Fund (Standard Class)(1)(8)                  0.24%             0.11%                 0.35%     0.07      0.28%
LVIP Small-Cap Index Fund (Standard Class)(1)(9)(10)            0.32%             0.14%                 0.46%
LVIP T. Rowe Price Growth Stock Fund (Standard Class)(1)(11)    0.78%             0.12%                 0.90%     0.02%     0.88%
LVIP Templeton Growth Fund (Standard Class)(1)(12)              0.75%             0.11%                 0.86%
LVIP Value Opportunities Fund (Standard Class)(1)(13)(14)       1.05%             0.13%                 1.18%
American Century VP International Fund (Class I)                1.23%             0.00%                 1.23%
American Century VP Value Fund (Class II)                       0.83%   0.25%     0.00%                 1.08%
American Funds Insurance Series Growth Fund (Class 2)           0.32%   0.25%     0.02%                 0.59%
American Funds Insurance Series Growth-Income Fund (Class 2)    0.27%   0.25%     0.01%                 0.53%
Delaware VIP High Yield Series (Standard Class)(15)             0.65%             0.12%                 0.77%
DWS Small Cap Index VIP (Class B)                               0.45%   0.25%     0.05%                 0.75%
Fidelity(R) VIP Contrafund Portfolio (Initial Class)(16)        0.57%             0.09%                 0.66%
Fidelity(R) VIP Equity-Income Portfolio (Initial Class)(17)     0.47%             0.10%                 0.57%
Fidelity(R) VIP Growth Portfolio (Initial Class)(18)            0.57%             0.11%                 0.68%
Fidelity(R) VIP Investment Grade Bond Portfolio (Service
Class 2)                                                        0.32%   0.25%     0.12%                 0.69%
Fidelity(R) VIP Mid Cap Portfolio (Service Class 2)(19)         0.57%   0.25%     0.11%                 0.93%
FTVIPT Franklin Small Cap Value Securities Fund (Class 2)(20)   0.51%   0.25%     0.17%      0.03%      0.96%     0.03%      0.93%
FTVIPT Templeton Foreign Securities Fund (Class 2)(20)          0.63%   0.25%     0.15%      0.03%      1.06%     0.03%      1.03%
Goldman Sachs VIT Capital Growth Fund (Institutional Shares)    0.76%             0.09%                 0.85%     0.01%      0.84%
MFS(R) VIT Utilities Series (Initial Class)(21)                 0.75%             0.11%                 0.86%
PIMCO Total Return Portfolio (Administrative Class)             0.25%   0.15%     0.25%                 0.65%
ProFund VP Asia 30(22)                                          0.75%   0.25%     0.66%                 1.66%     0.03%      1.63%
ProFund VP Europe 30(22)                                        0.75%   0.25%     0.65%                 1.65%     0.02%      1.63%
ProFund VP Financials(22)                                       0.75%   0.25%     0.72%                 1.72%     0.09%      1.63%
ProFund VP Health Care(22)                                      0.75%   0.25%     0.72%                 1.72%     0.09%      1.63%
ProFund VP Large-Cap Growth(22)                                 0.75%   0.25%     0.71%                 1.71%     0.08%      1.63%
ProFund VP Large-Cap Value(22)                                  0.75%   0.25%     0.70%                 1.70%     0.07%      1.63%
ProFund VP Rising Rates Opportunity Fund                        0.75%   0.25%     0.61%                 1.61%
ProFund VP Small-Cap Growth(22)                                 0.75%   0.25%     0.71%                 1.71%     0.08%      1.63%
ProFund VP Small-Cap Value(22)                                  0.75%   0.25%     0.74%                 1.74%     0.11%      1.63%
ProFund VP Technology(22)                                       0.75%   0.25%     0.74%                 1.74%     0.11%      1.63%
ProFund VP U. S. Government Plus(23)                            0.50%   0.25%     0.62%                 1.37%     0.04%      1.33%
Vanguard VIF Mid-Cap Index Portfolio                            0.20%             0.04%                 0.24%
Vanguard VIF REIT Index Portfolio                               0.27%             0.04%                 0.31%
Vanguard VIF Small Company Growth Portfolio                     0.35%             0.03%                 0.38%



(1) The fees and expenses shown in the table have been adjusted to reflect the administration agreement and accounting services agreement.

(2) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.81% of average daily net assets (Service Class at 1.06%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(3) The fees and expenses shown in the table have been restated to reflect the renewal of the administration agreement. In addition, the fees and expenses have been restated to reflect a change in expense allocation methodology. Expenses common to all Funds of the Trust are allocated to each fund based on their relative average net assets.

(4) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.12% of average daily net assets (Service Class at 1.37%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(5) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.82% of average daily net assets (Service Class at 1.07%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(6) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.05% of average daily net assets (Service Class at 1.30%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(7) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.11% of average daily net assets (Service Class at 1.36%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(8) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.28% of average daily net assets (Service Class at 0.53%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(9) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.46% of average daily net assets (Service Class at 0.71%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(10) The Management Fee has been restated to reflect a new management agreement effective April 30, 2007. Due to the change in investment objective for this fund, the management fee decreased.

(11) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.88% of average daily net assets (Service Class at 1.13%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(12) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.86% of average daily net assets (Service Class at 1.11%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(13) The advisor has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.34% of average daily net assets (Service Class at 1.59%). The Agreement will continue at least through April 30, 2008 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(14) The Management Fee has been restated to reflect a new management agreement effective April 30, 2007. The management fee charged to the fund pursuant to the new agreement is lower than the management fee previously charged to the fund.

(15) The investment advisor for the Delaware VIP High Yield Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2006, and May 1, 2006 through April 30, 2007, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.80% and 0.78%, respectively. Effective May 1, 2007 through April 30, 2008, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations [collectively, "non-routine expenses"]) would not exceed 0.74%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, 0.50% on assets in excess of $2.5 billion, all per year.

(16) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.65% for initial class; 0.75% for service class; and 0.90% for service class 2. These offsets may be discontinued at any time.

(17) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the funds' custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including thee reductions, the total class operating expenses would have been 0.56% for initial class and 0.66% for service class. These offsets may be discontinued at any time.

(18) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.67% for initial class; 0.77% for service class; and 0.92% for service class 2. These offsets may be discontinued at any time.

(19) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.66% for initial class; 0.76% for service class; and 0.91% for service class 2. These offsets may be discontinued at any time.

(20) The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton Money Market Fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the Securities and Exchange Commission (SEC).

(21) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

(22) ProFund Advisors LLC has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Portfolio Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, any of the expense limitations may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be repaid to ProFund Advisors LLC within three years of the waiver or reimbursement to the extent that recoupment will not cause the Fund's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

(23) ProFund Advisors LLC has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Portfolio Operating Expenses, as a percentage of average daily net assets, exceed 1.33% through April 30, 2008. After such date, any of the expense limitations may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be repaid to ProFund Advisors LLC within three years of the waiver or reimbursement to the extent that recoupment will not cause the Fund's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

(24) The advisor has contractually agreed to waive a portion of its advisory fee through April 30, 2008. The waiver amount is: 0.10% on the first $25 million and 0.05% on the next $50 million. The waiver will renew automatically for one year terms unless the advisor provides written notice of termination to the fund.

* Note: The portfolio expense information was provided by the Portfolios and has not been independently verified by us. See the prospectuses or statements of additional information of the Portfolios for further details.

  Certain of the Portfolios' advisers reimburse the Company for administrative costs incurred in connection with administering the Portfolios as variable funding options under the Policies. Such reimbursements is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ among Portfolios. Such reimbursement typically is calculated as a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to .25% annually of net assets. The reimbursements, which generally are paid by the advisers and are not charged to owners, are separate from the expenses of the Portfolio. We receive 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios' shares held by corresponding Divisions.

DEFINITIONS

ACCUMULATION VALUE--The total amount that a Policy provides for investment plus the amount held as collateral for Policy Debt.

AGE--The Insureds' ages at their nearest birthdays.

ALLOCATION DATE--The date when we place the initial Net Premium in the Divisions and the General Account as you instructed in the application. The Allocation Date is the later of: 1) 25 days from the date we mail the Policy to the agent for delivery to you; or 2) the date we receive from you all administrative items needed to activate the Policy.

ATTAINED AGE--The respective ages of the Insureds at the last Policy
Anniversary.

BENEFICIARY--The person you designated to receive the Death Benefit proceeds. If no Beneficiary survives either Insured, you or your estate will be the Beneficiary.

CASH VALUE--The Accumulation Value less any Surrender Charge.

CODE--The Internal Revenue Code of 1986, as amended.

COMPANY--Jefferson Pilot Financial Insurance Company.

COST OF INSURANCE--A charge related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provision that you may elect through a Policy rider.

CUMULATIVE MINIMUM PREMIUM--An amount equal to the Minimum Annual Premium divided by 12 and multiplied by the number of completed policy months.

DATE OF RECEIPT--Any Valuation Date on which a notice or premium payment, other than the initial premium payment, is received at our Service Office.

DEATH BENEFIT--The amount which is payable on the Second Death, adjusted as provided in the Policy.

DEATH BENEFIT OPTIONS--The methods for determining the Death Benefit.

DIVISION--A separate division of Separate Account C which invests only in the shares of a specified Portfolio of a Fund.

FUND--An open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy.

GENERAL ACCOUNT--A non-variable funding option available in the Policy that guarantees a minimum interest rate of 4% per year.

GRACE PERIOD--The 61-day period beginning on the Monthly Anniversary Date on which the Policy's Cash Value less any Policy Debt is insufficient to cover the current Monthly Deduction, unless the cumulative minimum premium requirement has been met. The Policy will lapse without value at the end of the 61-day period unless we receive a sufficient payment.

INSUREDS--The two persons on whose lives the Policy is issued.

ISSUE AGE(S)--The Age of each Insured on the Policy's Issue Date.

ISSUE DATE--The effective date on which coverage begins under the Policy.

LOAD BASIS AMOUNT--A rate per $1,000 of Specified Amount to which the Acquisition Charge applies and which varies by sex, Issue Ages, rating class of the Insureds and Specified Amount.

LOAN VALUE--Generally, 90% of the Policy's Cash Value on the date of a loan.

MINIMUM ANNUAL PREMIUM--The amount of premium to assure that the Policy remains in force for at least 5 Policy Years from the Issue Date even if the Surrender Value is insufficient to satisfy the current Monthly Deduction.

MONTHLY ANNIVERSARY DATE--The same day in each month as the Policy Date.

NET PREMIUM--The gross premium less a 2.5% State Premium Tax Charge and a 1.25% Federal Income Tax Charge.

POLICY--The life insurance contract described in this Prospectus.

POLICY DATE--The date set forth in the Policy and from which Policy Years, Policy Months and Policy Anniversaries will be determined. If the Policy Date should fall on the 29th, 30th or 31st of a month, the Policy Date will be the 28th of such month. You may request the Policy Date. If you do not request a date, it is either the date the Policy is issued or the date we receive your premium payment. For policy exchanges and conversions, the Policy Date is the monthly Anniversary Date of the original policy.

POLICY DEBT--The sum of all unpaid policy loans and accrued interest thereon.

PORTFOLIO--A separate investment series of one of the Funds.

PROOF OF DEATH--One or more of: a) a copy of a certified death certificate; b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; c) a written statement by a medical doctor who attended the Insured; or d) any other proof satisfactory to us.

SECOND DEATH--Death of the Surviving Insured.

SEC--Securities and Exchange Commission.

SEPARATE ACCOUNT C--JPF Separate Account C, a separate investment account we established for the purpose of funding the Policy.

SERVICE OFFICE--Our principal executive offices at One Granite Place, Concord, New Hampshire 03301.

SPECIFIED AMOUNT--The amount you choose at application, which may subsequently be decreased, as provided in the Policy. The Specified Amount is used in determining the Death Benefit.

STATE--Any State of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, the Commonwealth of the Northern Mariana Islands, or any other possession of the United States.

SURRENDER CHARGE--An amount retained by us upon the surrender of the Policy, a withdrawal or a decrease in Specified Amount.

SURRENDER VALUE--Cash Value less any Policy Debt.

SURVIVING INSURED--The Insured living after one of the Insureds dies.

VALUATION DATE--The date and time at which the Accumulation Value of a variable investment option is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange and the Company are open.

VALUATION PERIOD--The period of time from between two successive Valuation Dates, beginning at the close of regular trading on the New York Stock Exchange on each Valuation Date, and ending at the close of regular trading on the

New York Stock Exchange on the next succeeding Valuation Date.

YOUNGER INSURED'S ATTAINED AGE 100--The Policy Anniversary on which the younger Insured would be Attained Age 100, regardless of whether he or she is still alive.

THE COMPANY


Jefferson Pilot Financial Insurance Company ("JP Financial" or "the Company") is a stock life insurance company chartered in 1903 in Tennessee and redomesticated to New Hampshire in 1991. Prior to May 1, 1998, JP Financial was known as Chubb Life Insurance Company of America. On April 30, 1997, Chubb Life, formerly a wholly-owned subsidiary of The Chubb Corporation, became a wholly-owned subsidiary of Jefferson-Pilot Corporation, a North Carolina corporation. Chubb Life changed its name to Jefferson Pilot Financial Insurance Company effective May 1, 1998. The Company redomesticated to Nebraska in June of 2000. On April 3, 2006, Jefferson-Pilot Corporation merged into and with a wholly owned subsidiary of Lincoln National Corporation as a part of the merger of the two companies operations. The obligations of the Company as set forth in your policy, this Prospectus, and the Statement of Additional Information will not change as a result of this merger. JP Financial's Service Office is located at One Granite Place, Concord, New Hampshire 03301; its telephone number is 800-258-3648.

We are licensed to do life insurance business in forty-nine states of the United States, the District of Columbia, Puerto Rico, the U.S. Virgin Islands, Guam and the Commonwealth of the Northern Mariana Islands.

At December 31, 2006 the Company and its subsidiaries had total assets of approximately $17.5 billion and had $262.9 billion of insurance in force, while total assets of Lincoln National Corporation were $178.5 billion

We write individual life insurance and annuities, which are subject to Nebraska law governing insurance.

We are currently rated AA (Very Strong) by Standard & Poor's Corporation, A+ (Superior) by A. M. Best Company, and AA (Very Strong) by Fitch Ratings. These ratings do not apply to JPF Separate Account A, but reflect the opinion of the rating companies as to our relative financial strength and ability to meet contractual obligations to our policyholders.

THE SEPARATE ACCOUNT

The Separate Account underlying the Policy is JPF Separate Account C. Amounts allocated to the Separate Account are invested in the Portfolios. Each Portfolio is a series of an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios, including their investment objectives and their investment advisers, are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the Funds' prospectuses, which are delivered with this Prospectus.

Separate Account C was established under New Hampshire law on August 4, 1993 and is now governed by the laws of the State of Nebraska as a result of the Company's redomestication to Nebraska on June 12, 2000. Under Nebraska Insurance Law, the income, gains or losses of the Separate Account are credited without regard to the other income, gains or losses of the Company. These assets are held for our variable life insurance policies and variable annuities. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value.

The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business we conduct. We are, however, responsible for meeting the obligations of the Policy to the Policyowner.

No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or our management or investment practices or policies. We do not guarantee the Separate Account's investment performance.

DIVISIONS. The Policies presently offer forty-four Divisions but may add or delete Divisions. We reserve the right to limit the number of Divisions in which you may invest over the life of the Policy. Each Division will invest exclusively in shares of a single Portfolio.

INVESTMENT AND FIXED ACCOUNT OPTIONS

You may allocate all or a part of your Net Premiums and Accumulation Value to the Divisions currently available under your Policy or to the General Account.

SELECTING INVESTMENT OPTIONS

- CHOOSE OPTIONS APPROPRIATE FOR YOU. Your sales representative can help you evaluate which investment options may be appropriate for your financial goals.

- UNDERSTAND THE RISKS ASSOCIATED WITH THE OPTIONS YOU CHOOSE. Some Divisions invest in Portfolios that are considered more risky than others. Portfolios with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other Portfolios. For example, Portfolios investing in foreign or international securities are subject to risks not associated with domestic investments, and their investment performance may vary accordingly. Also, Portfolios using derivatives in their investment strategy may be subject to additional risks.

- BE INFORMED. Read this prospectus and the Portfolio prospectuses before choosing your investment options.

SEPARATE ACCOUNT INVESTMENTS


The Separate Account currently invests in shares of the Portfolios listed below. Net Premiums and Accumulation Value allocated to the Separate Account will be invested in the Portfolios in accordance with your selection. The Separate Account is currently divided into 44 Divisions, each of which invests in a single Portfolio of one of the following open-end investment management companies:

Lincoln Variable Insurance Products Trust ("LVIP")


American Century Variable Portfolios, Inc.
American Funds Insurance Series


Delaware VIP Trust


DWS Investments VIT Funds
Goldman Sachs Variable Insurance Trust
Fidelity(R) Variable Insurance Products Fund ("VIP")
Franklin Templeton Variable Insurance Products Trust
MFS(R) Variable Insurance Trust
PIMCO Variable Insurance Trust
ProFunds VP
Vanguard Variable Insurance Fund

Divisions may be added or withdrawn as permitted by applicable law. We reserve the right to limit the total number of Divisions you may elect over the lifetime of the Policy or to increase the total number of Divisions you may elect. Shares of the Portfolios are not sold directly to the general public. Each of the Portfolios is available only to insurance company separate accounts to provide the investment options for variable annuities or variable life insurance policies and in some instances to qualified employee benefit plans. (See Mixed and Shared Funding).

The investment results of the Portfolios, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Portfolios will achieve their respective investment objectives. Investment in some of the Portfolios involves special risks, which are described in their respective prospectuses. You should read the prospectuses for the Portfolios and consider carefully, and on a continuing basis, which Division or combination of Divisions is best suited to your long-term investment objectives. Except where otherwise noted, all of the Portfolios are diversified, as defined in the Investment Company Act of 1940.

On April 30, 2007, as reflected in the tables beginning on the next page, the reorganization of Jefferson Pilot Variable Fund, Inc. ("JPVF") and Lincoln Variable Insurance Products Trust ("LVIP"), became effective, and the assets and liabilities of the following JPVF portfolios were transferred to newly created series of LVIP: Capital Growth Portfolio, International Equity Portfolio, Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, S&P 500 Index Portfolio, Strategic Growth Portfolio, World Growth Stock Portfolio, and Small-Cap Value Portfolio. In addition, at that same date, the assets and liabilities of the Small Company Portfolio were transferred to the LVIP Small-Cap Index Fund following the approval of a change in investment objective. Finally, at that same date, the following JPVF portfolios were merged into LVIP series: High Yield Bond Portfolio, Growth Portfolio, Balanced Portfolio, and Money Market Portfolio.

INVESTMENT ADVISERS AND OBJECTIVES FOR EACH OF THE FUNDS


The investment adviser to LVIP is Lincoln Investment Advisors Corporation ("Lincoln Investment Advisors")(formerly Jefferson Pilot Investment Advisory Corporation), an affiliate of the Company. Lincoln Investment Advisors and LVIP have contracted with the sub-investment managers listed in the table below to provide the day-to-day investment decisions for the LVIP Funds.

American Century Investment Management, Inc. is the investment adviser to the American Century Variable Portfolios, Inc. Capital Research and Management Company ("Capital") is the investment adviser to the American Funds Insurance Series. Delaware Management Company ("DMC") is the investment adviser to the Delaware VIP Trust. Deutsche Asset Management, Inc. ("Deutsche") is the investment adviser to the DWS Investments VIT Funds. Fidelity Management and Research Company ("FMR") is the investment adviser to the Fidelity Variable Insurance Products Fund. Goldman Sachs Asset Management L.P. is the investment adviser to the Goldman Sachs Variable Insurance Trust. Massachusetts Financial Services

Company ("MFS") is the investment adviser to the MFS Variable Insurance Trust. Pacific Investment Management Company ("PIMCO") is the investment adviser to the PIMCO Variable Insurance Trust. ProFund Advisors LLC is the investment adviser to the ProFunds VP. The investment advisers for the Vanguard VIF Small Company Portfolio of the Vanguard Variable Insurance Fund are Granahan Investment Management, Inc. ("Granahan") and Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"). The Vanguard Group is the investment adviser to the Vanguard VIF Mid-Cap Index and VIF REIT Index Portfolios. Templeton Investment Counsel, LLC ("TIC") and Franklin Advisory Services, LLC are the investment advisers to the Portfolios of the Franklin Templeton Variable Insurance Products Trust.

Following are the investment objectives and managers for each of the Portfolios:

                                PORTFOLIO CHOICES

                                  LARGE GROWTH


PORTFOLIO NAME                         OBJECTIVE                                        MANAGER
--------------------------------------------------------------------------------------------------------------
American Growth Fund, Class 2          Seeks long-term growth                           Capital

VIP Growth Portfolio                   Seeks to achieve capital appreciation.           FMR

Goldman Sachs Capital Growth Fund      Seeks long-term growth of capital.               Goldman Sachs
                                                                                        Asset Management, L.P.

LVIP Capital Growth Fund               Seeks capital growth. Realization of income is   Wellington Management,
   (Standard Class)                    not a significant investment consideration and   Company, LLP
   (formerly JPVF Capital Growth       any income realized will be incidental.          ("Wellington")
   Portfolio)

LVIP Delaware Growth and Income Fund   Maximize long-term return (capital               Delaware Management
   (Service Class)                     appreciation plus income) consistent with        Company ("DMC")
   (formerly JPVF Growth Portfolio)    prudent investment strategy.  The Fund
                                       pursues its objective by investing in a
                                       diversified portfolio of stocks primarily
                                       of large-sized U.S. companies

LVIP T. Rowe Price Growth Stock Fund   Long-term growth of capital. Dividend and        T. Rowe Price
   (Standard Class)                    interest income from portfolio securities, if    Associates, Inc.
   (formerly JPVF Strategic Growth     any, is incidental to the Portfolio's
   Portfolio)                          investment objective of long-term growth.

ProFund VP Large-Cap Growth            Seeks daily investment results, before fees      ProFund Advisors LLC
                                       and expenses, that correspond to the daily       ("ProFund")
                                       performance of the S&P 500/Citigroup Growth
                                       Index.

                                   LARGE CORE


PORTFOLIO NAME                         OBJECTIVE                                        MANAGER
--------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio            Seeks long-term capital appreciation.            FMR

LVIP S&P 500 Index Fund(1)             Seeks investment results that correspond to      Mellon Capital
   (Standard Class)                    the total return of common stocks publicly       Management Corporation
   (formerly JPVF S&P 500 Index        traded in the United States, as represented by   ("Mellon")
   Portfolio)                          the S&P 500.


                                   LARGE VALUE


PORTFOLIO NAME                         OBJECTIVE                                        MANAGER
---------------------------------------------------------------------------------------------------------------
American Growth-Income Fund,           Seeks long-term growth and income                Capital
   Class 2

VIP Equity-Income Portfolio            Seeks reasonable income by investing             FMR
                                       primarily in income-producing equity
                                       securities. In choosing these securities
                                       the Portfolio will also consider the
                                       potential for capital appreciation.

                                       The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's
                                       Composite Index of 500 Stocks (S&P 500).



LVIP MFS Value Fund                    Long-term growth of capital by investing         Massachusetts Financial
   (Standard Class)                    primarily in a wide range of equity issues       Services Company
   (formerly JPVF Value Portfolio)     that may offer capital appreciation and,         ("MFS")
                                       secondarily, seeks a reasonable level of
                                       current income.

ProFund VP Large-Cap Value             Seeks daily investment results, before fees      ProFund
                                       and expenses, that correspond to the daily
                                       performance of the S&P 500/Citigroup Value
                                       Index.

                                PORTFOLIO CHOICES

                                 MID-CAP GROWTH


PORTFOLIO NAME                         OBJECTIVE                                        MANAGER
-----------------------------------------------------------------------------------------------
LVIP Mid-Cap Growth Fund               Seeks capital appreciation.                      Turner
   (Standard Class)
   (formerly JPVF Mid-Cap Growth
   Portfolio)


                                  MID-CAP CORE

PORTFOLIO NAME                         OBJECTIVE                                        MANAGER
------------------------------------------------------------------------------------------------
VIP Mid Cap Portfolio, Service         Seeks long-term growth of capital                FMR
   Class 2

Vanguard(R) VIF Mid-Cap                Seeks to provide long-term growth of capital     Vanguard
   Index Portfolio                     by attempting to match the performance of
                                       a broad-based market index of stocks of
                                       medium-size U.S. companies.

                                  MID-CAP VALUE


PORTFOLIO NAME                         OBJECTIVE                                        MANAGER
--------------------------------------------------------------------------------------------------------
American Century(R) VP Value Fund,     Seeks long-term capital growth.                  American Century
   Class II                            Income is a secondary objective.

LVIP Mid-Cap Value Fund                Seeks long-term capital appreciation.            Wellington
   (Standard Class)
   (formerly JPVF Mid-Cap Value
   Portfolio)



                                SMALL-CAP GROWTH


PORTFOLIO NAME                         OBJECTIVE                                        MANAGER
------------------------------------------------------------------------------------------------
DWS Small Cap Index VIP-Class B        Seeks to replicate, as closely as possible,      Deutsche
                                       before expenses, the performance of the
                                       Russell 2000 Small Stock Index, which
                                       emphasizes stocks of small U.S. companies.

LVIP Small-Cap Index Fund              Seeks capital appreciation. The Fund pursues     Mellon
   (Standard Class)                    its objective by seeking to approximate, as
   (formerly JPVF Small-Company        closely as practicable, before fees and
   Portfolio)                          expenses, the performance of the Russell 2000(R)
                                       Index(2) which emphasizes stocks of small U.S.
                                       companies.

ProFund VP Small-Cap Growth            Seeks daily investment results, before fees      ProFund
                                       and expenses, that correspond to the daily
                                       performance of the S&P SmallCap 600/Citigroup
                                       Growth Index.

Vanguard(R) VIF Small Company          Seeks to provide long-term growth of capital.    Granahan and GMO
   Growth Portfolio


                                 SMALL-CAP VALUE


PORTFOLIO NAME                         OBJECTIVE                                        MANAGER
-----------------------------------------------------------------------------------------------------------------
Franklin Small Cap Value               Seeks long-term total return.                    Franklin Advisory
   Securities Fund, Class 2                                                             Services, LLC

LVIP Value Opportunities Fund          Seeks long-term capital appreciation by          Dalton, Greiner, Hartman,
   (Standard Class)                    investing primarily in securities of small-cap   Maher & Co., LLC
   (formerly JPVF Small-Cap Value      companies.
   Portfolio)

ProFund VP Small-Cap Value             Seeks daily investment results, before fees      ProFund
                                       and expenses, that correspond to the daily
                                       performance of the S&P SmallCap 600/Citigroup
                                       Value Index.

                                PORTFOLIO CHOICES

                           INTERNATIONAL LARGE GROWTH


PORTFOLIO NAME                         OBJECTIVE                                        MANAGER
-----------------------------------------------------------------------------------------------------------
American Century(R) VP International   Seeks capital growth.                            American Century
   Fund, Class I

LVIP Marsico International Growth      Long-term growth of capital through              Marsico Capital
   Fund                                investments in securities whose primary          Management, LLC
(Standard Class)                       trading markets are outside the United States.
(formerly JPVF International Equity
   Portfolio)

ProFund VP Asia 30                     Seeks daily investment results, before fees      ProFund
                                       and expenses, that correspond to the daily
                                       performance of the ProFunds Asia 30 Index.

ProFund VP Europe 30                   Seeks daily investment results, before fees      ProFund
                                       and expenses, that correspond to the daily
                                       performance of the ProFunds VP Europe 30
                                       Index.


                            INTERNATIONAL LARGE CORE


PORTFOLIO NAME                         OBJECTIVE                                        MANAGER
------------------------------------------------------------------------------------------------------------
LVIP Templeton Growth Fund             Long-term growth through a policy of investing   Templeton Investment
   (Standard Class)                    primarily in stocks of companies organized in    Counsel, LLC
   (formerly JPVF World Growth         the U.S. or in any foreign nation. A portion     ("Templeton")
   Stock Portfolio)                    of the Portfolio may also be invested in debt
                                       obligations of companies and governments of
                                       any nation.Any income realized will be
                                       incidental.


                            INTERNATIONAL LARGE VALUE

PORTFOLIO NAME                         OBJECTIVE                                        MANAGER
------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities           Seeks long-term capital growth.                  Templeton Investment
   Fund: Class 2                                                                        Counsel, LLC

                                     SECTOR

PORTFOLIO NAME                         OBJECTIVE                                        MANAGER
------------------------------------------------------------------------------------------------
MFS VIT Utilities Series               Seeks capital growth and current income          MFS
                                       (income above that is available from a
                                       portfolio invested entirely in equity
                                       securities).

ProFund VP Financials                  Seeks daily investment results, before fees      ProFund
                                       and expenses, that corresponds to the daily
                                       performance of the Dow Jones U.S.
                                       Financial Sector Index.

ProFund VP Health Care                 Seeks daily investment results, before fees      ProFund
                                       and expenses, that correspond to the daily
                                       performance of the Dow Jones U.S. Healthcare
                                       Sector Index.

ProFund VP Technology                  Seeks daily investment results, before fees      ProFund
                                       and expenses, that correspond to the daily
                                       performance of the Dow Jones U.S. Technology
                                       Sector Index.

Vanguard(R) VIF REIT Index             Seeks to provide a high level of income and      Vanguard
   Portfolio                           moderate long-term growth of capital.

                                PORTFOLIO CHOICES

                                  FIXED INCOME


PORTFOLIO NAME                         OBJECTIVE                                        MANAGER
-----------------------------------------------------------------------------------------------------------
VIP Investment Grade Bond Portfolio,   Seeks to achieve as high a level of current      FMR
   Service Class 2                     income as is consistent with preservation of
                                       capital.

LVIP Delaware Bond Fund                Maximum current income consistent with a         DMC
   (Service Class)                     prudent investment strategy.
   (formerly JPVF High Yield Bond
   Portfolio)

Delaware VIP High Yield Series         Seeks maximum current income (yield)             DMC
   (Standard Class)                    consistent with a prudent investment strategy.

PIMCO Total Return Portfolio           Seeks maximum total return, consistent with      PIMCO
                                       preservation of capital and prudent investment
                                       management.

ProFund VP Rising Rates Opportunity    Seeks daily investment results, before fees      ProFund
                                       and expenses, that correspond to one and one-
                                       quarter times (125%) the inverse (opposite) of
                                       the daily price movement of the most recently
                                       issued 30-year U.S. Treasury Bond
                                       ("Long Bond").

ProFund VP U.S. Government Plus        Seeks daily investment results, before fees      ProFund
                                       and expenses, that correspond to one and one-
                                       quarter times (125%) the daily price movement
                                       of the most recently issued 30-year U.S.
                                       Treasury Bond ("Long Bond").


                                     HYBRID


PORTFOLIO NAME                         OBJECTIVE                                        MANAGER
-----------------------------------------------------------------------------------------------
LVIP Delaware Managed Fund             Maximize long-term return (capital               DMC
   (Service Class)                     appreciation plus income) consistent with
   (formerly JPVF Balanced             prudent investment strategy.  The Fund pursues
   Portfolio)                          its objective by investing in three categories
                                       of securities: equity securities (stocks),
                                       fixed-income securities (debt obligations) and
                                       money market securities


                                  MONEY MARKET


PORTFOLIO NAME                         OBJECTIVE                                        MANAGER
-----------------------------------------------------------------------------------------------
LVIP Money Market Fund                 Maximum current income while (i) maintaining      DMC
   (Standard Class)                    a stable value of its shares and (ii)
   (formerly JPVF Money Market         preserving the value of the Fund.
   Portfolio)



(1) "Standard & Poor's(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P).

(2) Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell 2000(R) is a trademark of Russell Investment Group.

An investment in the LVIP Money Market Fund is neither insured nor guaranteed by the U.S. Government or the FDIC or any other agency.


Some of the above Portfolios may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal on debt instruments may involve higher risk of volatility to a Portfolio. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Portfolio for a discussion of the risks associated with an investment in those Portfolios. You should refer to the accompanying prospectuses of the Portfolios for more complete information about their investment policies and restrictions.

Some of the Portfolios are managed by investment advisers who also manage publicly offered mutual funds having similar names and investment objectives. While some of the Portfolios may in some ways resemble, and may in fact be modeled after publicly offered mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly offered mutual fund. Consequently, the investment performance of publicly offered mutual funds and any similarly named Portfolio may differ substantially.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to or charged against the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use the net premiums you allocate to a Division to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

MIXED AND SHARED FUNDING; CONFLICTS OF INTEREST

Shares of the Portfolios are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Portfolio shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Portfolios simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyowners, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Portfolio. This might force that Portfolio to sell portfolio securities at disadvantageous prices. Policy owners will not bear the attendant expense.

FUND ADDITIONS, DELETIONS OR SUBSTITUTIONS

We reserve the right, subject to compliance with appropriate state and federal laws, to add, delete or substitute shares of another Portfolio or Fund for Portfolio shares already purchased or to be purchased in the future for the Division in connection with the Policy. We may substitute shares of one Portfolio for shares of another Portfolio if, among other things, (a) it is determined that a Portfolio no longer suits the purpose of the Policy due to a change in its investment objectives or restrictions; (b) the shares of a Portfolio are no longer available for investment; or (c) in our view, it has become inappropriate to continue investing in the shares of the Portfolio. Substitution may be made with respect to both existing investments and the investment of any future premium payments. However, no substitution, addition or deletion of securities will be made without prior notice to Policyowners, and without such prior approval of the SEC or other regulatory authorities as may be necessary, all to the extent required and permitted by the Investment Company Act of 1940 or other applicable law.

We also reserve the right to make the following changes in the operation of the Separate Account and the Divisions;

     (a)  to operate the Separate Account in any form permitted by law;

     (b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

     (c) to transfer assets from one Division to another, or from any Division to our general account;

     (d)  to add, combine, or remove Divisions in the Separate Account;

     (e) to assess a charge for taxes attributable to the operation of the Separate Account or for other taxes, described in "Charges and Fees-Other Charges" on page 28 below; and

     (f) to change the way we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

Portfolio shares are subject to certain investment restrictions which may not be changed without the approval of the majority of the Portfolio's shareholders. See accompanying Prospectus for the Portfolios.

GENERAL ACCOUNT

Interests in the General Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended and the General Account has not been registered as an investment company under the 1940 Act. However, disclosure in this Prospectus regarding the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the General Account has not been reviewed by the SEC.

The General Account is a fixed funding option available under the Policy. We guarantee a minimum interest rate of 4.0% on amounts in the General Account and assume the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Portfolios does not affect the General Account Value.

The General Account is secured by our general assets. Our general assets include all assets other than those held in separate accounts sponsored by us or our affiliates. We will invest the assets of the General Account in those assets we choose, as allowed by applicable law. We will allocate investment income of such General Account assets between ourself and those policies participating in the General Account.

We guarantee that, at any time, the General Account Value of your Policy will not be less than the amount of the Net Premiums allocated to the General Account, plus any monthly accumulation value adjustment, plus interest at an annual rate of not less than 4.0%, less the amount of any withdrawals, Policy Loans or Monthly Deductions, plus interest at an annual rate of not less than 4.0%.

If you do not accept the Policy issued as applied for or you exercise your "free look" option, no interest will be credited and we will retain any interest earned on the initial Net Premium.

POLICY CHOICES

GENERAL

The Policy is designed to provide the Insureds with lifetime insurance protection and to provide you with flexibility in amount and frequency of premium payments and level of life insurance proceeds payable under the Policy. It provides life insurance coverage on two Insureds with a Death Benefit payable only on Second Death. You are not required to pay scheduled premiums to keep the Policy in force and you may, subject to certain limitations, vary the frequency and amount of premium payments.

To purchase a Policy, you must complete an application and submit it to us through the agent selling the Policy. You must furnish satisfactory evidence of insurability. The Insureds under the Policy must generally be under age 85 at the time the application for the Policy is submitted although one Insured may be over age 85. For ages 15 and over, the Insured's smoking status is reflected in the current cost of insurance rates. Policies issued in certain States will not directly reflect the Insured's sex in either the premium rates or the charges or values under the Policy. We may reject an application for any reason.

The minimum Specified Amount at issue is $100,000. We reserve the right to revise our rules to specify different minimum Specified Amounts at issue. We may reinsure all or a portion of the Policy.

PREMIUM PAYMENTS

The Policy is a flexible premium life insurance policy. This means that you may decide when to make premium payments and in what amounts. You must pay your premiums to us at our Service Office or through one of our authorized agents for forwarding to us. There is no fixed schedule of premium payments on the Policy either as to amount or frequency. You may determine, within certain limits, your own premium payment schedule. We will not bill premium payments for less than $250, nor more frequently than quarterly, semi-annually or annually ($50 for electronic fund transfers).

If you pay the Minimum Annual Premium during the minimum premium period, we guarantee that the Policy will stay in force throughout the minimum premium period, even if the Surrender Value is insufficient to pay a Monthly Deduction. The minimum premium period is five years. The minimum initial premium will equal the Minimum Annual Premium, divided by 4. (See "Grace Period", page 29).

We may require evidence of insurability if payment of a premium will result in an immediate increase in the difference between the Death Benefit and the Accumulation Value.

In order to help you obtain the insurance benefits you desire, we will state a Planned Periodic Premium and Premium Frequency in the Policy. This premium will generally be based on your insurance needs and financial abilities, the Specified Amount of the Policy and the Insured's age, sex and risk class. You are not required to pay Planned Periodic Premiums. If you do not pay a Planned Periodic Premium, your Policy will not lapse, so long as the Policy's Surrender Value is sufficient to pay the Monthly Deduction. Payment of the Planned Periodic Premiums will not guarantee that your Policy will remain in force. (See "Grace Period")

MODIFIED ENDOWMENT CONTRACT

The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary when the premium no longer causes your Policy to be deemed a MEC in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.

COMPLIANCE WITH THE INTERNAL REVENUE CODE

The Policy is intended to qualify as a "contract of life insurance" under the Code. The Death Benefit provided by the Policy is intended to qualify for exclusion from federal income taxation. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary when the premium no longer causes your Policy to be deemed a MEC in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code.

We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

BACKDATING

Under limited circumstances, we may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed but no earlier than six months prior to approval of the Policy in the State where the Policy is issued (or as otherwise allowed by state law). Backdating may be desirable so that you can purchase a particular Specified Amount for a lower cost of insurance rate based on a younger Insured age. For a backdated Policy, we will assess Policy fees and charges from the Policy Date even though you did not have coverage under the Policy until the initial premium payment is received. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account.

ALLOCATION OF PREMIUMS

We will allocate premium payments, net of the premium tax charge and Federal income tax charge, plus interest earned from the later of the date of receipt of the premium payment or the Policy Date to the Allocation Date, among the General Account and the Divisions in accordance with your directions to us. The minimum percentage of any net premium payment allocated to any Division or the General Account is 5%. Allocation percentages must be in whole numbers only. Your initial premium (including any interest) will be allocated, as you instructed, on the Allocation Date. Your subsequent premiums will be allocated as of the date they are received in our Service Office. Prior to the Allocation Date, the initial Net Premium, and any other premiums received, will be allocated to the General Account. (See "Right of Policy Examination")

You may change your premium allocation instructions at any time. Your request may be written, by telephone, or via the internet so long as the proper telephone or internet authorization is on file with us. Allocations must be changed in whole percentages. The change will be effective as of the date of the next premium payment after you notify us. We will send you confirmation of the change. (See "Transfers and Allocations to Funding Options")

DEATH BENEFIT OPTIONS

At the time of purchase, you must choose between the two available Death Benefit Options. The amount payable upon the Second Death depends upon which Death Benefit Option you choose.

Under OPTION 1, the Death Benefit will be the greater of the current Specified Amount or the Accumulation Value on the Second Death multiplied by the corridor percentage, as described below.

Under OPTION 2, the Death Benefit will be the greater of the current Specified Amount plus the Accumulation Value on the Second Death or the Accumulation Value on the Second Death multiplied by the corridor percentage, as described below.

The corridor percentage is used to determine a minimum ratio of Death Benefit to Accumulation Value. This is required to qualify the Policy as life insurance under the federal tax laws. Following is a complete list of corridor percentages.

                              CORRIDOR PERCENTAGES
   (ATTAINED AGE OF THE YOUNGER INSURED AT THE BEGINNING OF THE CONTRACT YEAR)

 AGE     %
-----   ---
 0-40   250%
   41   243
   42   236
   43   229
   44   222
   45   215
   46   209
   47   203
   48   197
   49   191
   50   185%
   51   178
   52   171
   53   164
   54   157
   55   150
   56   146
   57   142
   58   138
   59   134
   60   130%
   61   128
   62   126
   63   124
   64   122
   65   120
   66   119
   67   118
   68   117
   69   116
   70   115%
   71   113
   72   111
   73   109
   74   107
75-90   105
   91   104
   92   103
   93   102
   94+  101

Under both Option 1 and Option 2, the Death Benefit will be reduced by a withdrawal. (See "Withdrawals") The Death Benefit payable under either Option will also be reduced by the amount necessary to repay the Policy Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.

Beginning on the Policy Anniversary nearest the Younger Insured's Attained Age 100, the Death Benefit then in effect will remain in effect.

After we issue the Policy, you may, subject to certain restrictions, change the Death Benefit selection from Option 1 to Option 2, or vice versa, by sending us a request in writing. If you change the Death Benefit Option from Option 2 to Option 1, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit Option from Option 1 to Option 2, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. We will require evidence of insurability on a request for a change from Option 1 to Option 2.

TRANSFERS AND ALLOCATIONS TO FUNDING OPTIONS

The Policy is not designed for purchase by individuals or organizations intending to use the services of professional market timing organizations (or other third persons or entities that use programmed or frequent transfers) ("market timing services") to make transfers and reallocations among the Investment Divisions of the Separate Account. We consider the activities of market timing services as potentially disruptive to the management of an underlying fund. These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all policyowners and beneficiaries under the policy, including long-term policyowners who do not use market timing services to engage in these activities. Management of a fund, and its performance, can be adversely impacted by, among other things, requiring a fund to keep more of its assets liquid rather than purchasing securities which might better help achieve investment objectives or requiring unplanned sale of fund securities holdings and dilution of the value of the portfolio. Some market timing services seek to exploit inefficiencies in how the underlying fund securities are valued. For example, underlying funds which invest in international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the securities. The prospectuses for the respective underlying funds describe how their pricing procedures work as well as any steps such funds may take to detect market timing.

We have adopted limits on the number of transfers into and out of the investment divisions and imposed a charge for transfers as detailed below. These limits and charges apply uniformly to all policyowners and not just policyowners who utilize market timing services. At this point, we impose no further limits on policyowners, and we do not monitor policyowner transactions other than limiting the number of transactions in a policy year and imposing certain transfer charges as described below.

In addition, the underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the market timing procedures we have adopted to discourage frequent transfers among Investment Divisions. Policy owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to; (1) enter into written agreement with each underlying fund or its principal underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund.

However, if we, or the investment adviser to any of the underlying funds, determine that a third-party agent on behalf of a policyowner or a market timing service is requesting transfers and reallocations, we reserve the right to restrict the third party's ability to request transfers and reallocations. There can be no assurance that we will be able to identify those who use market timing strategies and curtail their trading. In addition, some of the underlying funds are also available for purchase by other insurance companies. There is no assurance that such insurance companies or any of the underlying funds have adopted any policies or procedures to detect or curtail market timing or frequent trading or that any such policies and procedures which are adopted will be effective.

We will notify you in writing if we reject a transfer or reallocation or if we implement a restriction due to the use of market timing services.We may, among other things, then require you to submit the transfer or reallocation requests by regular mail only.

In addition, orders for the purchase of underlying fund shares may be subject to acceptance by the underlying fund. Therefore, we reserve the right to reject, without prior notice, any transfer or reallocation request with respect to an Investment Division if the Division's investment in the corresponding underlying fund is not accepted for any reason.

We have the right to terminate, suspend or modify these provisions.

The Company will process transfers and determine all values in connection with the transfers at the end of the Valuation Period during which the transfer request is received.

You may transfer all or part of the Accumulation Value to any other Division or to the General Account at any time, subject to the requirement to transfer a minimum of $250 or the amount available if less (we currently waive this requirement). Funds may be transferred between the Divisions or from the Divisions to the General Account. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, we currently impose a transfer charge of $25 (which charge is guaranteed not to exceed $50), which we will deduct on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred, unless you specify otherwise. We will not impose a transfer charge on the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a transfer charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up to 20 transfers per Policy Year. We reserve the right to modify transfer privileges and charges.

You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.

Except for transfers in connection with Dollar Cost Averaging, Automatic Portfolio Rebalancing and loan repayments, we allow transfers out of the General Account to the Divisions only once in every 180 days and limit their amount to the lesser of (a) 25% of the Accumulation Value in the General Account not being held as loan collateral, or (B) $100,000. Any other transfer rules, including minimum transfer amounts (which we currently waive), also apply. We reserve the right to modify these restrictions.

We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. A transfer from the General Account to the Divisions will be subject to the transfer charge unless it is one of the first 12 transfers in a Policy Year and except for the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account and loan repayments.

TELEPHONE AND INTERNET TRANSFERS, LOANS AND REALLOCATIONS

You, your authorized representative, or a member of his/her administrative staff may request a transfer of Accumulation Value or reallocation of premiums (including allocation changes relating to existing Dollar Cost Averaging and Automatic Portfolio Rebalancing programs) either in writing, by telephone or via the internet. In order to make telephone or internet transfers, you must complete the appropriate authorization form and return it to us at our Service Office. All transfers must be in accordance with the terms of the Policy. If the transfer instructions are not in good order, we will not execute the transfer and you will be notified. Telephone and internet transfers may not always be available.


We may also permit loans to be made by telephone, provided that your authorization form is on file with us. Only you may request loans by telephone.

We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that instructions are genuine. Any instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

AUTOMATED TRANSFERS (DOLLAR COST AVERAGING AND PORTFOLIO REBALANCING)

Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more units when prices are low and fewer when prices are high.

You may establish automated transfers of a specific dollar amount (the "Periodic Transfer Amount") on a monthly, quarterly or semi-annual basis from the Money Market Division or the General Account to any other Division or to the General Account. You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll in the Dollar Cost Averaging program. The minimum Periodic Transfer Amount is $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified Division. There is no additional charge for the program.

You may elect an Automatic Portfolio Rebalancing feature which provides a method for reestablishing fixed proportions among your allocations to your Policy's investment options on a systematic basis. Under this feature, we will automatically readjust the allocation between the Divisions and the General Account to the desired allocation, subject to a minimum of 5% per Division or General Account, on a quarterly, semi-annual or annual basis. There is no additional charge for the program.

You may select Dollar Cost Averaging or Automatic Portfolio Rebalancing when you apply for your Policy or at any time by submitting a written request to our Service Center. Contact us at the address or telephone number on the first page of this prospectus for forms or further information. You may stop participation by contacting us at our Service Center. You must give us at least 30 days advance notice to change any automatic transfer instructions that are currently in place. We reserve the right to suspend or modify automatic transfer privileges at anytime.

You may not elect Dollar Cost Averaging and Automatic Portfolio Rebalancing at the same time. We will make transfers and adjustments pursuant to these features on the Policy's Monthly Anniversary Date in the month when the transaction is to take place, or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or weekend. We must have an authorization form on file before either feature may begin. Transfers under these features are not subject to the transfer fee and do not count toward the 12 free transfers or the 20 transfer maximum currently allowed per year.

Before participating in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs, you should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Automatic Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulation Value allocated to the better performing segments. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs.

POLICY VALUES

ACCUMULATION VALUE

The Accumulation Value of your Policy is determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. We calculate your Policy's Accumulation Value in the Divisions by units and unit values under the Policies. Your Policy's Accumulation Value will reflect the investment experience of the Divisions investing in the Portfolios, any additional Net Premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. We do not guarantee Accumulation Values in the Separate Account as to dollar amount.

On the Allocation Date, the Accumulation Value in the Separate Account (the "Separate Account Value") equals the initial premium payments, less the Premium Tax and Federal Income Tax Charges, plus interest earned prior to the Allocation Date, and less the Monthly Deduction for the first policy month. We will establish the initial number of units credited to the Separate Account for your Policy on the Allocation Date. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is

(i) the Accumulation Value in the Division on the preceding Valuation Date multiplied by the Net Investment Factor, described below, for the current Valuation Period, PLUS

(ii) any Net Premium we receive during the current Valuation Period which is allocated to the Division, PLUS

(iii) all Accumulation Value transferred to the Division from another Division or the General Account during the current Valuation Period, MINUS

(iv) the Accumulation Value transferred from the Division to another Division or the General Account and Accumulation Value transferred to secure a Policy Debt during the current Valuation Period, MINUS

(v)   all withdrawals from the Division during the current Valuation Period.

Whenever a Valuation Period includes the Monthly Anniversary Date, the Separate Account Value at the end of such period is reduced by the portion of the Monthly Deduction and increased by any monthly Accumulation Value adjustment allocated to the Divisions.

We will calculate a guaranteed monthly Accumulation Value adjustment at the beginning of the second Policy Year and every Policy Year thereafter. The adjustment will be allocated among the General Account and the Divisions in the same proportion as premium payments. The adjustment is calculated as (i) multiplied by the total of (ii) plus (iii) minus (iv), but not less than zero, where:

(i) is .0003333 in Policy Years 2 through 10 and .00025 in Policy Years 11 and thereafter;

(ii)  is the amount allocated to the Divisions at the beginning of the Policy
      Year;

(iii) is the Type B loan balance at the beginning of the Policy Year; and

(iv)  is the Guideline Single Premium at issue under Section 7702 of the Code.

See "Policy Loans" for a description of Type B loans.

UNIT VALUES

We credit Units to you upon allocation of Net Premiums to a Division. Each Net Premium payment you allocate to a Division will increase the number of units in that Division. We credit both full and fractional units. We determine the number of units and fractional units by dividing the Net Premium payment by the unit value of the Division to which you have allocated the payment. We determine each Division's unit value on each Valuation Date. The number of units credited to your Policy will not change because of subsequent changes in unit value. The number is increased by subsequent contributions or transfers allocated to a Division, and decreased by charges and withdrawals from that Division. The dollar value of each Division's units will vary depending on the investment performance of the corresponding Portfolio, as well as any expenses charged directly to the Separate Account.

The initial Unit Value of each Division's units was $10.00. Thereafter, the Unit Value of a Division on any Valuation Date is calculated by multiplying the Division's Unit Value on the previous Valuation Date by the Net Investment Factor for the Valuation Period then ended.

NET INVESTMENT FACTOR

The Net Investment Factor measures each Division's investment experience and is used to determine changes in Unit Value from one Valuation Period to the next. We calculate the Net Investment Factor by dividing (1) by (2) and subtracting (3) from the result, where:

(1)  is the sum of:

     (a) the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined at the end of the current Valuation Period; plus

     (b) the per share amount of any dividend or capital gain distributions made for Portfolio shares held in the Separate Account for that

          Division if the ex-dividend date occurs during the Valuation Period;

(2) is the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined as of the end of the preceding Valuation Period; and

(3) is the daily charge representing the Mortality & Expense Risk Charge. This charge is equal, on an annual basis, to a percentage of the average daily Net Asset Value of Portfolio shares held in the Separate Account for that Division.

Because the Net Investment Factor may be greater than, less than or equal to 1, values in a Division may increase or decrease from Valuation Period to Valuation Period.

The General Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account, plus interest credited to those amounts. Amounts allocated to the General Account, and interest thereon, are guaranteed; however there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

You will be advised at least annually as to the number of Units which remain credited to the Policy, the current Unit Values, the Separate Account Value, the General Account Value, and the Accumulation Value.

SURRENDER VALUE

The Surrender Value of the Policy is the amount you can receive in cash by surrendering the Policy. The Surrender Value will equal (a) the Accumulation Value on the date of surrender; less (b) the Surrender Charge; less (c) the Policy Debt. (See "Charges Deducted Upon Surrender.")

CHARGES & FEES

CHARGES & FEES ASSESSED AGAINST PREMIUM

PREMIUM CHARGES

Before a premium is allocated to any of the Divisions of Separate Account C and the General Account, we will deduct the following fees and charges:

- a state premium tax charge of 2.5% unless otherwise required by state law (1.0% Tax Charge Back rate in Oregon and 2.35% in California).

- a federal income tax charge of 1.25% ("Federal Income Tax Charge") which reimburses us for our increased federal tax liability under the federal tax laws.

The premium charges are also applied to premiums received pursuant to replacements or exchanges under Section 1035 of the Code.

The state premium tax charge reimburses us for taxes and other assessments we pay to states and municipalities in which the Policy is sold and represents an approximate average of actual taxes we pay. The amount of tax assessed by a state or municipality may be more or less than the charge. We may impose the premium tax charge in states which do not themselves impose a premium tax. State premium tax rates vary from 0% to 4%. The current North Carolina premium tax rate is 1.9%. Subject to state law, we reserve the right to increase these tax charges due to changes in the state or federal tax laws that increase our tax liability.

CHARGES & FEES ASSESSED AGAINST ACCUMULATION VALUE

Charges and fees assessed against the Policy's Accumulation Value can be deducted from any one of the Divisions, the General Account, or pro rata from each of the Divisions and the General Account. If you do not designate one Division, we will deduct the charges pro rata from each of the Divisions and the General Account.


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MONTHLY DEDUCTION

On each Monthly Anniversary Date and on the Policy Date, we will deduct from the Policy's Accumulation Value an amount to cover certain expenses associated with start-up and maintenance of the Policy, administrative expenses, the Cost of Insurance for the Policy and any optional benefits added by rider.

The Monthly Deduction equals:

i) the Cost of Insurance for the Policy (as described below), plus

ii) a Monthly Administrative Expense Charge of $10, plus

iii) a monthly Unit Expense Charge of .05 per $1,000 of Specified Amount in Policy Years 1 through 10 (not less than $15 per month), and .02 per $1,000 of Specified Amount in Policy Years 11 and thereafter (not to exceed $50 per month or go below $15 per month), plus

iv) a monthly Acquisition Charge during the first two Policy Years equal to 2% of Load Basis Amount per month in Policy Year 1 and 1% of Load Basis Amount per month in Policy Year 2, plus

v) the cost of optional benefits provided by rider.

vi) a monthly Acquisition Charge on the amount of the increase during the first 24 months following the increase

COST OF INSURANCE. The Cost of Insurance charge is related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provisions that you may elect through a Policy rider.

The Cost of Insurance charge equals (i) multiplied by the result of (ii) minus
(iii) where:

i) is the current Cost of Insurance Rate as described in the Policy;

ii) is the death benefit at the beginning of the policy month divided by
1.0032737 (to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4%); and

iii) is the Accumulation Value at the beginning of the policy month, prior to the monthly deduction for the Cost of Insurance.

The current Cost of Insurance Rate is variable and is based on the Insureds' Issue Ages, sex (where permitted by law), rating class, Policy Year and Specified Amount. Because the Accumulation Value and the Death Benefit of the Policy may vary from month to month, the Cost of Insurance charge may also vary on each day a Monthly Deduction is taken. In addition, you should note that the Cost of Insurance charge is related to the difference between the Death Benefit payable under the Policy and the Accumulation Value of the Policy. An increase in the Accumulation Value or a decrease in the Death Benefit may result in a smaller Cost of Insurance charge while a decrease in the Accumulation Value or an increase in the Death Benefit may result in a larger cost of insurance charge.

The Cost of Insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables Male or Female (1980 Tables). Substandard risks will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Amount at Risk will be included in each Policy. We may adjust the monthly Cost of Insurance rates from time to time. Adjustments will be on a class basis and will be based on our estimates for future factors such as mortality experience, investment earnings, expenses (including reinsurance costs), taxes and the length of time Policies stay in force. Any adjustments will be made on a nondiscriminatory basis. The current Cost of Insurance rate will not exceed the applicable maximum Cost of Insurance rate shown in your Policy.

MONTHLY ADMINISTRATIVE EXPENSE CHARGE. The Monthly Deduction amount also includes a monthly administration fee of $10.00. This fee may not be increased.

UNIT EXPENSE CHARGE. The Monthly Deduction amount also includes a unit expense charge of $0.05 per month per $1,000 of Specified Amount for Policy Years 1 through 10 (not less than $15 per month) and $0.02 a month per $1,000 of Specified Amount for Policy Years 11 and thereafter (not less than $15 per month nor more than $50 per month). These charges are for items such as underwriting and issuance, premium billing and collection, policy value calculation, confirmations and periodic reports.

ACQUISITION CHARGE. We will deduct from the Accumulation Value a monthly acquisition charge of 2% of the Load Basis Amount in the first Policy Year and 1% of the Load Basis Amount in the second Policy Year. The Load Basis Amount is an amount per $1000 of Specified Amount, which varies by sex, Issue Age and rating class of the Insureds. The maximum Load Basis Amount is $48.34, resulting in a maximum Acquisition Charge of $0.9668 per month per $1000 of Specified
Amount in year 1 and $0.4834 per month per $1000 of Specified Amount in Year
2. This charge does not vary with the amount of premium paid. We reserve the right to increase or decrease this charge for policies not yet issued in order to correspond with changes in distribution costs of the Policy. The charge compensates us for the cost of selling the Policy, including, among other things, agents' commissions, advertising and printing of prospectuses and sales literature. Normally this charge plus the Surrender Charge, discussed below, compensate us for total sales expenses for the year.

To the extent sales expenses in any Policy Year are not recovered by the Acquisition Charges and the Surrender Charges we collect, we may recover sales expenses from other sources, including profits from the Mortality and Expense Risk Charges.

CHARGES FOR OPTIONAL BENEFITS. If you elect any optional benefits by adding riders to the Policy, an optional benefits charge will be included in the Monthly Deduction amount. The amount of the charge will vary depending upon the actual optional benefits selected and is described on each applicable Policy rider.

CHARGES & FEES ASSESSED AGAINST THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE

We will assess a charge on a daily basis against each Division at a current annual rate of 1.00% in Policy Years 1 through 10 and 0.40% in Policy Years 11 and later of the value of the Divisions to compensate us for mortality and expense risks we assume in connection with the Policy. We reserve the right to increase this charge, but guarantee that it will not exceed 1.25% in Policy Years 1 through 10 and 0.85% in Policy Years 11 and thereafter. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated and that we will, therefore, pay a Death Benefit before collecting a sufficient Cost of Insurance charge. The expense risk assumed is that expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the administrative charges assessed for such expenses.

The Separate Account is not subject to any taxes. However, if taxes are assessed against the Separate Account, we reserve the right to assess taxes against the Separate Account Value.

ADMINISTRATIVE FEE FOR TRANSFERS OR WITHDRAWAL

We may impose an Administrative Fee of $25 for each transfer among the Divisions or the General Account, after the first 12 transfers in a Policy Year (up to a maximum of 20). This charge is guaranteed not to exceed $50 per transfer. We will also charge an Administrative Fee on withdrawals equal to $50.

CHARGES DEDUCTED UPON SURRENDER

If you surrender the Policy, reduce the Specified Amount, or the Policy lapses during the first nine Policy Years, we will assess a contingent deferred sales charge, which will be deducted from the Policy's Accumulation Value. This charge is imposed in part to recover distribution expenses and in part to recover certain first year administrative costs.

The initial Surrender Charge is the Surrender Charge we would assess if you surrendered the Policy on the Issue Date. It equals your Policy's Specified Amount times a rate per $1,000 of Specified Amount, which varies based on the sex, Issue Age, and rating classes of the Insureds. The initial maximum Surrender Charge will be specified in your Policy and will be in compliance with each state's non-forfeiture law.

For the following examples of Insureds, the applicable rates per $1000 are:

Male Standard Non-Smoker Age 35, Female Standard Non-Smoker Age 30        $ 2.72
Male Standard Non-Smoker Age 45, Female Standard Non-Smoker Age 40        $ 4.87
Male Standard Non-Smoker Age 55, Female Standard Non-Smoker Age 50        $ 9.36
Male Standard Smoker Age 55, Female Standard Non-Smoker Age 50            $10.60
Male Non-Smoker Age 55 Rated Table H, Female Standard Non-Smoker Age 50   $11.29
Male Standard Non-Smoker Age 65, Female Standard Non-Smoker Age 60        $17.80
Male Standard Non-Smoker Age 75, Female Standard Non-Smoker Age 70        $33.19


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

Accordingly, if the Insureds were a male standard non-smoker age 55, and a female standard non-smoker age 50, and the Policy's Specified Amount was $500,000, the initial Surrender Charge would be $4,680 (9.36 x 500).

The maximum rate per $1000 of Specified Amount, considering all possible combinations of sex, Issue Ages, and rating class of the Insureds, is $43.32.

For the first five Policy Years, the amount we charge you on surrender will equal the initial Surrender Charge. It will then decrease annually, decreasing to zero in the tenth Policy Year. The Surrender Charge in any given Policy Year will equal the following percentage of the initial Surrender Charge:

               SURRENDER CHARGE
               AS PERCENTAGE OF
              INITIAL SURRENDER
POLICY YEAR        CHARGE*
-----------   -----------------
    0-5              100%
      6               80%
      7               60%
      8               40%
      9               20%
     10+               0%

*    May be lower at some ages

Taking the example given above, in which the Insureds were a male standard non-smoker age 55, and a female standard non-smoker age 50 whose Policy's Specified Amount was $500,000, the initial Surrender Charge would equal $4,680 (9.36 x 500). The applicable Surrender Charge in any Policy Year, therefore, would be as follows:

              SURRENDER
POLICY YEAR     CHARGE
-----------   ---------
    0-5         $4,680
    6           $3,744
    7           $2,808
    8           $1,872
    9           $  936
   10+          $    0

We will not assess a Surrender Charge after the ninth Policy Year. A pro rata portion of any Surrender Charge will be assessed upon withdrawal or reduction in the Specified Amount. The Policy's Accumulation Value will be reduced by the amount of any withdrawal or reduction in Specified Amount plus any applicable pro rata Surrender Charge.

SURRENDER CHARGES ON SURRENDERS AND WITHDRAWALS

All applicable Surrender Charges are imposed on Surrenders.

We will impose a partial Surrender Charge on withdrawals. The pro rata Surrender Charge will equal the amount of the Specified Amount reduction associated with the withdrawal divided by the Specified Amount before the reduction times the then-current Surrender Charge. We will reduce any applicable remaining Surrender Charges by the same proportion. A transaction charge of $50 will be deducted from the amount of each withdrawal. (See "Withdrawals") The Surrender Charge does not apply to Policy loans.

We will also impose a partial Surrender Charge on decreases in Specified Amount. It will equal the amount of the decrease in Specified Amount divided by the Specified Amount before the decrease times the then-current Surrender Charge.

OTHER CHARGES

We reserve the right to charge the assets of each Division to provide for any income taxes or other taxes payable by us on the assets attributable to that Division. Although we currently make no charge, we reserve the right to charge you an administrative fee, not to exceed $50 (subject to applicable state law limitations), to cover the cost of preparing any additional illustrations of current Cash Values and current mortality assumptions which you may request after the first year Policy Date.

POLICY RIGHTS

SURRENDERS

By written request, you may surrender or exchange the Policy under Code Section 1035, for its Surrender Value at any time while one of the Insureds is alive. All insurance coverage under the Policy will end on the date of the surrender. All or part of the Surrender Value may be applied to one or more of the Settlement Options described in this Prospectus or in any manner to which we agree and that we make available. When we receive your written request in good order, the values in the Divisions will be moved into the General Account. If you decide to keep your

Policy, you must send us a letter notifying us of your decision and instructing us on how you wish the values to be allocated to the Divisions. (See "Right to Defer Payment," "Policy Settlement" and "Payment of Benefits.")

WITHDRAWALS

By written request, you may, at any time after the expiration of the Free Look Period, make withdrawals from the Policy. A charge equal to $50 will be deducted from the amount of the Cash Value which you withdraw. We will also deduct a pro rata Surrender Charge. The minimum amount of any withdrawal after the charge is applied is $500. The amount you withdraw cannot exceed the Surrender Value.

Withdrawals will generally affect the Policy's Accumulation Value, Cash Value and the life insurance proceeds payable under the Policy as follows:

- The Policy's Cash Value will be reduced by the amount of the withdrawal plus the $50 charge;

- The Policy's Accumulation Value will be reduced by the amount of the withdrawal, the $50 charge plus any applicable pro rata Surrender Charge;

- The Death Benefit will be reduced by an amount equal to the reduction in Accumulation Value.

The withdrawal will reduce the Policy's values as described in the "Charges Deducted Upon Surrender" section.

If the Death Benefit Option for the Policy is Option 1, a withdrawal will reduce the Specified Amount. However, we will not allow a withdrawal if the Specified Amount will be reduced below $100,000.

If the Death Benefit Option for the Policy is Option 2, a withdrawal will reduce the Accumulation Value, usually resulting in a dollar-for-dollar reduction in the Death Benefit.

You may allocate a withdrawal among the Divisions and the General Account. If you do not make such an allocation, we will allocate the withdrawal among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account, less any Policy Debt, bears to the total Accumulation Value of the Policy, less any Policy Debt. (See "Right to Defer Payment," "Policy Changes" and "Payment of Benefits.")

GRACE PERIOD

Generally, on any Monthly Anniversary Date, if your Policy's Surrender Value is insufficient to satisfy the Monthly Deduction, we will allow you 61 days of grace for payment of an amount sufficient to continue coverage. We call this "lapse pending status". During the first five Policy Years, however, if you have paid the required cumulative minimum premiums, your Policy will not enter the Grace Period regardless of declines in the Surrender Value.

Written notice will be mailed to your last known address, according to our records, not less than 61 days before termination of the Policy. This notice will also be mailed to the last known address of any assignee of record.

The Policy will stay in force during the Grace Period. If the Insured dies during the Grace Period, we will reduce the Death Benefit by the amount of any Monthly Deduction due and the amount of any outstanding Policy Debt.

If payment is not made within 61 days after the Monthly Anniversary Date, the Policy will terminate without value at the end of the Grace Period.

REINSTATEMENT OF A LAPSED OR TERMINATED POLICY

If the Policy terminates as provided in its Grace Period provision, you may reinstate it. To reinstate the Policy, the following conditions must be met:

-    The Policy has not been fully surrendered.

- You must apply for reinstatement within 5 years after the date of termination and before the Younger Insured's Attained Age 100.

-    We must receive evidence of insurability satisfactory to us.

- We must receive a premium payment, after deduction of any policy expense charges, sufficient to cover the cost of the monthly deduction for 3 months following the date of reinstatement.

- If a loan was outstanding at the time of lapse, we will require that either you repay or reinstate the loan.

- Supplemental Benefits will be reinstated only with our consent. (See Grace Period and Premium Payments.")

COVERAGE BEYOND INSURED'S ATTAINED AGE 100

At the Younger Insured's Attained Age 100, we will make several changes to your Policy as follows:

-    The Death Benefit Option in effect may not be changed;

-    No further premiums will be accepted;

-    No further Monthly Deductions will be taken;

-    The Monthly Accumulation Value Adjustment will no longer apply;

- The interest rate charged to Type A and B Policy Loans will be set equal to the rate credited to the portion of the Accumulation Value in the General Account being held as collateral on the Policy Loan; and

- Any riders attached to the Policy will terminate as stipulated in the riders' termination provision.

RIGHT TO DEFER PAYMENT

Payments of any Separate Account Value will be made within 7 days after our receipt of your written request. However, we reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. For payment from the Separate Account in such instances, we may defer payment of full surrender and withdrawal values, any Death Benefit in excess of the current Specified Amount, transfers and any portion of the Loan Value.

Payment of any General Account Value may be deferred for up to six months, except when used to pay amounts due us.

POLICY LOANS

We will grant loans at any time after the expiration of the Right of Policy Examination. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value for this Policy is 90% of Cash Value at the end of the Valuation Period during which the loan request is received. The maximum amount you can borrow at any time is the Loan Value reduced by any outstanding Policy Debt.

We will usually disburse loan proceeds within seven days from the Date of Receipt of a loan request, although we reserve the right to postpone payments under certain circumstances. See "OTHER MATTERS--Postponement of Payments". We may, in our sole discretion, allow you to make loans by telephone if you have filed a proper telephone authorization form with us. So long as your Policy is in force and the Insured is living, you may repay your loan in whole or in part at any time without penalty.

Accumulation Value equal to the loan amount will be maintained in the General Account to secure the loan. You may allocate a policy loan among the Divisions and the existing General Account Value (so long as there is sufficient value in the account) that is not already allocated to secure a policy loan, and we will transfer Separate Account Value as you have indicated. If you do not make this allocation, the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan. We will make a similar allocation for unpaid loan interest due. A policy loan removes Accumulation Value from the investment experience of the Separate Account, which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. General Account Value equal to Policy Debt will accrue interest daily at an annual rate of 4%.

We will charge interest on any outstanding Policy Debt with the interest compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of the Accumulation Value held in the General Account to secure loans, which is an effective annual rate of 4%. The amount available at any time for a Type A loan is the maximum loan amount, less the Guideline Single Premium at issue, as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans. A Type B loan is charged an effective annual interest rate of 5%. One loan request can result in both a Type A and a Type B loan. A loan request will first be granted as a Type A loan, to the extent available, and then as a Type B loan. All loans become Type A loans at the Younger Insured's Attained Age 100. Otherwise, once a loan is granted, it remains a Type A or Type B loan until it is repaid. Interest is due and payable at the end of each Policy Year and any unpaid interest due becomes loan principal.

If Policy Debt exceeds Cash Value, we will notify you and any assignee of record. You must make a payment within 61 days from the date Policy Debt exceeds Cash Value or the Policy will lapse and terminate without value (See "Grace Period"). If this happens, you may be taxed on the total appreciation under the Policy. However, you may reinstate the Policy, subject to proof of insurability and payment of a reinstatement premium. See "Reinstatement of a Lapsed Policy".

You may repay the Policy Debt, in whole or in part, at any time during the Insured's life, so long as the

Policy is in force. The amount necessary to repay all Policy Debt in full will include any accrued interest. If there is any Policy Debt, we will apply payments received from you as follows: we will apply payments as premium in the amount of the Planned Periodic Premium, received at the premium frequency, unless you specifically designate the payment as a loan repayment. We will apply payments in excess of the Planned Periodic Premium or payments received other than at the premium frequency, first as policy loan repayments, then as premium when you have repaid the Policy Debt.

If you have both a Type A and a Type B loan, we will apply repayments first to the Type B loan and then to the Type A loan. Upon repayment of all or part of the Policy Debt, we will transfer the Policy's Accumulation Value securing the repaid portion of the debt in the General Account to the Divisions and the General Account in the same proportion in which the loan was taken.

An outstanding loan amount will decrease the Surrender Value available under the Policy. For example, if a Policy has a Surrender Value of $10,000, you may take a loan of 90% or $9,000, leaving a new Surrender Value of $1,000. If a loan is not repaid, the decrease in the Surrender Value could cause the Policy to lapse. In addition, the Death Benefit will be decreased because of an outstanding policy loan. Furthermore, even if you repay the loan, the amount of the Death Benefit and the Policy's Surrender Value may be permanently affected since the Accumulation Value securing the loan is not credited with the investment experience of the Divisions.

POLICY CHANGES

You may make changes to your Policy, as described below, by submitting a written request to our Service Office. Supplemental Policy Specification pages and/or a notice confirming the change will be sent to you once the change is completed.

DECREASE IN SPECIFIED AMOUNT

You may decrease the Specified Amount of this Policy after the 1st Policy Year by submitting a written request and the Policy to our Service Office. However:

-    Any decrease must be at least $25,000.

-    Any decrease will affect your cost of insurance charge.

- Any decrease may affect the monthly Accumulation Value Adjustment but will not affect the amount available for a Type A loan.

- Any decrease will be effective on the Monthly Anniversary Date after the Date of Receipt of the request.

-    We will assess a pro rata Surrender Charge on decreases.

- Any decrease during the first 5 Policy years will not result in a decrease in the Minimum Premium.

-    Any decrease may result in federal tax implications (See "Federal Tax
     Matters").

-    No decrease may decrease the Specified Amount below $100,000.

-    You may only decrease the Specified Amount once in any twelve month period.

- Any face reduction will reduce the Supplemental Coverage Rider (SCR) first, if applicable.

CHANGE IN DEATH BENEFIT OPTION

Any change in the Death Benefit Option is subject to the following conditions:

- The change will take effect on the Monthly Anniversary Date next following the date on which your written request is received.

-    There will be no change in the Surrender Charge.

- Evidence of insurability may be required if the change would result in an increase in the difference between the Death Benefit and the Accumulation Value.

- Changes from Option 1 to 2 will be allowed at any time while this Policy is in force, subject to evidence of insurability satisfactory to us. The Specified Amount will be reduced to equal the Specified Amount less the Accumulation Value at the time of the change.

- If the change decreases the Specified Amount below the minimum of $100,000, we will increase the Specified Amount to $100,000.

- Changes from Option 2 to 1 will be allowed at any time while this Policy is in force. The new Specified Amount will be increased to equal the Specified Amount plus the Accumulation Value as of the date of the change. (See Surrender Charge and Right of Policy Examination)

RIGHT OF POLICY EXAMINATION ("FREE LOOK PERIOD")

The Policy has a free look period during which you may examine the Policy. If for any reason you are dissatisfied, you may return the Policy to us at our Service Office or to our representative within 10 days of delivery of the Policy to you (or within a different period if required by State law). Return the Policy to Jefferson Pilot Financial Insurance Company at One Granite Place, Concord, New Hampshire 03301. Upon its return, the Policy will be deemed void from its beginning. We will return to the person who remitted the funds within seven days all payments we received on the Policy. Prior to the Allocation Date, we will hold the initial Net Premium, and any other premiums we receive, in our General Account. We will retain any interest earned if the Free Look right is exercised, unless otherwise required by State law.

SUPPLEMENTAL BENEFITS

The supplemental benefits currently available as riders to the Policy include the following:

- AUTOMATIC INCREASE RIDER--allows for scheduled annual increases in Specified Amount of from 1% to 7%, subject to the terms of the rider.

- DEATH BENEFIT MAINTENANCE RIDER--Guarantees that the Specified Amount of the Policy to which it is attached (after being reduced by the amount of any increase which may have occurred due to a Death Benefit Option change between the Younger Insured's Attained Age 90 and Attained Age 100) will stay in force until the death of the Survivor of the Insureds, as long as the Rider is in force and the Policy has a positive Surrender Value on the Policy Anniversary nearest the Younger Insured's Attained Age 100. The monthly deduction for the rider will be taken over the 120-month period beginning at the Younger Insured's Attained Age 90 and ending at the Younger Insured's Attained Age 100. The monthly deduction will equal $6.80 per $1,000 of Specified Amount of the Policy. At the Younger Insured's Attained Age 100, all Monthly Deductions on the Policy will cease, the Specified Amount will remain unchanged (after being reduced by the amount of any increase which may have occurred due to a change in Death Benefit Option between the Younger Insured's Attained Age 90 and Attained Age 100), and the Death Benefit Option will be set to Death Benefit Option II.

- GUARANTEED DEATH BENEFIT RIDER--guarantees that the Policy will stay in force during the guarantee period with a Death Benefit equal to the Specified Amount provided that a cumulative minimum premium requirement is met. The premium requirement is based on Issue Age, sex, smoking status, underwriting class, Specified Amount and Death Benefit Option. There is a monthly charge of $.01 per $1000 of Specified Amount for this rider, which will be deducted from the Policy's Accumulation Value.

- POLICY SPLIT OPTION RIDER--allows you to exchange the Policy for two individual policies one on each Insured named in the Policy, subject to the terms of the rider.

- ESTATE PROTECTION RIDER--provides for additional term insurance for 4 years equal to 122% of the Initial Specified Amount. There is a monthly charge for the cost of insurance provided by the rider. There is also a monthly unit expense charge per $1,000 of the rider amount. Some of the charges for this rider may vary by age, sex and underwriting class and increase each year with Attained Age. The charge is taken as a monthly deduction from the Policy. The rider may be terminated at any time.

- SPECIFIED INSURED TERM RIDER--provides term insurance coverage on one or both of the Insureds, subject to the terms of the rider. There is a monthly charge for the cost of insurance provided by the rider. The charge for this rider may vary by age, sex and underwriting class and increases each year with Attained Age. The charge is taken as a monthly deduction from the Policy. The rider may be terminated at any time.

- SUPPLEMENTAL COVERAGE RIDER--allows the Policyowner to purchase supplemental coverage, increasing the Death Benefit under the Policy. The Specified Amount of supplemental coverage will be added to the Specified Amount of the Policy to determine the Death Benefit, the net amount at risk and the Cost of Insurance of the Policy. There is a monthly charge for the cost of insurance provided by the rider. This charge is based on the portion of the Net Amount at Risk attributable to the Rider. There is also an acquisition expense charge in the first 2 years, guaranteed not to exceed 2% of the Load Basis Amount per month in year 1 and 1% of the Load Basis Amount per month in year 2. The Load Basis Amount is an amount of $1,000 of supplemental coverage, which varies by Issue Age, sex and smoking status of the Insureds. There is also a unit expense charge, guaranteed not to exceed $0.08 per $1,000 of supplemental coverage in years 1-10 and $0.02 per $1,000 in years 11 and thereafter per month. The rider Specified Amount may be decreased at any time after the first Policy Year, but may not be decreased below the rider Minimum Specified Amount. Charges are deducted monthly from the Policy's Accumulation Value. Under certain circumstances, the Policy can be combined with the Supplemental Coverage Rider to result in a combined Death Benefit equal to the same Death Benefit that could be acquired under the Policy without the Rider. Combining the Policy and the Supplemental Coverage Rider will result in current charges that are less than for all base

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     coverage under the Policy. However, the guaranteed maximum Policy charges do not apply to the Rider. Therefore, adding the Rider will result in guaranteed maximum charges that are higher than for base coverage under the Policy without the Rider. This Rider will terminate at the Insured's Attained Age 100.

Rider features and availability will vary by state.

Other riders for supplemental benefits may become available under the Policy from time to time. The charges for each of these riders are described in your Policy.

DEATH BENEFIT

The Death Benefit under the Policy will be paid in a lump sum unless you or the Beneficiary have elected that they be paid under one or more of the available Settlement Options.

Payment of the Death Benefit may be delayed if the Policy is being contested. You may elect a Settlement Option for the Beneficiary and deem it irrevocable. You may revoke or change a prior election. The Beneficiary may make or change an election within 90 days of the Second Death, unless you have made an irrevocable election.

All or part of the Death Benefit may be applied under one of the Settlement Options, or such options as we may choose to make available in the future.

If the Policy is assigned as collateral security, we will pay any amount due the assignee in a lump sum. Any excess Death Benefit due will be paid as elected.

(See "Right to Defer Payment" and "Policy Settlement")

POLICY SETTLEMENT

We will pay proceeds in whole or in part in the form of a lump sum or the Settlement Options which we may make available upon the death of the Insured or upon Surrender. You may contact us at any time for information on currently available settlement options.

A written request may be made to elect, change or revoke a Settlement Option before payments begin under any Settlement Option. This request will take effect upon its filing at our Service Office. If you have not elected a Settlement Option when the Death Benefit becomes payable to the Beneficiary, that Beneficiary may make the election.

ADDITIONAL INFORMATION

REPORTS TO POLICYOWNERS

We will maintain all records relating to the Separate Account. At least once in each Policy Year, we will send you an Annual Summary containing the following information:

1. A statement of the current Accumulation Value and Cash Value since the prior report or since the Issue Date, if there has been no prior report;

2. A statement of all premiums paid and all charges incurred;

3. The balance of outstanding Policy Loans for the previous policy year;

4. Any reports required by the 1940 Act.

Securities and Exchange Commission rules permit us to mail a single prospectus, annual and semiannual report to each household. If you prefer to receive Separate Mailing for each member of your household, you may notify us by calling 1-800-258-3648 x 7719.

We will promptly mail confirmation notices at the time of the following transactions:

1. Policy placement;

2. receipt of premium payments;

3. initial allocation among Divisions on the Allocation Date;

4. transfers among Divisions;

5. change of premium allocation;

6. change between Death Benefit Options;

7. decreases in Specified Amount;

8. withdrawals, surrenders or loans;

9. receipt of loan repayments;

10. reinstatements; and

11. redemptions due to insufficient funds.

RIGHT TO INSTRUCT VOTING OF FUND SHARES

In accordance with our view of present applicable law, we will vote the shares of the Funds held in the Separate Account in accordance with instructions received from Policyowners having a voting interest in the Funds. Policyowners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares you have a right to vote will be determined as of a record date established by the Fund. The number of votes that you are entitled to direct with respect to a Portfolio will be determined by dividing your Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. We will solicit your voting instructions by mail at least 14 days before any shareholders meeting.

We will cast the votes at meetings of the shareholders of the Portfolio and our votes will be based on instructions received from Policyowners. However, if the 1940 Act or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Portfolio in our right, we may elect to do so.

We will vote Portfolio shares for which we do not receive timely instructions and Portfolio shares which are not otherwise attributable to Policyowners in the same proportion as the voting instruction which we receive for all Policies participating in each Portfolio through the Separate Account.

Each Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shareholders which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Fund held in the Separate Account are owned by the Company, and because under the 1940 the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Policyowner provide their voting instructions to the Company. Even though Policyholders may choose not provide voting instruction, the shares of a Fund to which such Policyholders would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Policyholders could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Fund which it owns at a meeting of the shareholders of the Fund, all shares voted by the Company will be counted when the Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.


DISREGARD OF VOTING INSTRUCTIONS

When required by state insurance regulatory authorities, we may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Portfolio or to approve or disapprove an investment advisory contract for a Portfolio. We may also disregard voting instructions initiated by a Policyowner in favor of changes in the investment policy or the investment adviser of the Portfolio if we reasonably disapprove of such changes.

We only disapprove a change if the proposed change is contrary to state law or prohibited by state regulatory authorities or if we determine that the change would have an adverse effect on the Separate Account if the proposed investment policy for a Portfolio would result in overly speculative or unsound investments. In the event that we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

STATE REGULATION

Jefferson Pilot Financial Insurance Company is governed under the laws of the State of Nebraska. An annual statement is filed with the Nebraska Insurance Commission on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically the Commissioner examines the assets and liabilities of the Company and the Separate Account and verifies their accuracy and a full examination of the Company's operations is conducted by the Commissioner at least every five years.

In addition, the Company is subject to the insurance laws and regulations of other states in which it is licensed to operate. Generally, the insurance department of any other state applies to the laws of the state of domicile in determining permissible investments.

The Policy will be offered for sale in all jurisdictions where we are authorized to do business and where the Policy has been approved by the appropriate Insurance Department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. Any significant variations from the information appearing in this Prospectus which are required due to individual state requirements are contained in your Policy.

LEGAL MATTERS


In the ordinary course of its business, the Company is involved in various pending or threatened legal proceedings. In some instances, these proceedings include claims for unspecified damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company or the financial position of the Separate Account or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.


FINANCIAL STATEMENTS


The December 31, 2006 financial statements of the Separate Account and the December 31, 2006 consolidated financial statements of Jefferson Pilot Financial Insurance Company and Subsidiary appear in the Statement of Additional Information. Our financial statements which are included in the Statement of Additional Information should be considered only as bearing on our ability to meet obligations under the Policy. They should not be considered as bearing on the investment experience of the assets held in the Separate Account.


EMPLOYMENT BENEFIT PLANS

Employers and employee organizations should consider, in connection with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a Policy in connection with an employment-related insurance or benefit plan. The U.S. Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

TAX MATTERS

GENERAL

Following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on our understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service. These laws are complex and tax results may vary among individuals. Anyone contemplating the purchase of or the exercise of elections under the Policy should seek competent tax advice.

FEDERAL TAX STATUS OF THE COMPANY

We are taxed as a life insurance company in accordance with the Internal Revenue Code of 1986 as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of our total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes. Both investment income and realized capital gains of the Separate Account are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. However, we reserve the right to make a deduction for such tax should it be imposed in the future.

LIFE INSURANCE QUALIFICATION

The Policy contains provisions not found in traditional life insurance policies. However, we believe that it should qualify under the Code as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be excludable from the gross income of the Policy's Beneficiary.

Section 7702 of the Code includes a definition of life insurance for tax purposes. The definition provides limitations on the relationship between the Death Benefit and the account value. If necessary, we will increase your death benefit to maintain compliance with Section 7702.

The Policy is intended to qualify as life insurance under the Code. The Death Benefit provided by the Policy is intended to qualify for the federal income tax exclusion. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary when the premium no longer causes your Policy to be deemed a MEC in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

A modified endowment contract is a life insurance policy which fails to meet a "seven-pay" test. In general, a Policy will fail the seven-pay test if the cumulative amount of premiums paid under the Policy at any time during the first seven Policy Years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical Policy issued on the same insured and for the same initial Death Benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your Policy will be treated as a modified endowment contract unless the cumulative premiums paid under your Policy, at all times during the first seven Policy Years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical Policy on or before such times.

The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary when the premium no longer causes your Policy to be deemed a MEC in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.

Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in the death benefit option, the selection of additional benefits, the restoration of a terminated Policy and certain other changes.

If the benefits under your Policy are reduced, for example, by requesting a decrease in Specified Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of Policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a modified endowment contract unless you request a refund of the excess premium, as outlined above. We also may offer you the choice of moving the excess premium to an advance premium deposit fund account, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment contract or a modified endowment contract which terminates and is restored, will also be considered a modified endowment contract.

If a Policy is deemed to be a modified endowment contract, any distribution from the Policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income first" basis); distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent Accumulation Value under the Policy exceeds investment in the Policy.

A 10% penalty tax will also apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

To the extent a Policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the Policy Year it becomes a modified endowment contract and in any year thereafter, will be taxable income to you. Also, any distributions within two years before a Policy becomes a modified endowment contract will also be income taxable to you to the extent that Accumulation Value exceeds investment in the Policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a Policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includible in income, all modified endowment contracts which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract.

We believe the Policy will continue to qualify as life insurance under the Code; however, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Surrender Value in the year in which the Insured attains age 100 and would realize taxable income at that time, even if the Policy proceeds were not distributed at that time.

The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the Treasury Department may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, you are advised to consult a tax adviser for more complete tax information, specifically regarding the applicability of the Code provisions to your situation.

Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as your indebtedness. You are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

Even if the Policy is not a modified endowment contract, a partial withdrawal together with a reduction in death benefits during the first 15 Policy Years may create taxable income for you. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 Policy Years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums you have paid that have not been previously withdrawn.

If you make a partial withdrawal, surrender, loan or exchange of the Policy, we may be required to withhold federal income tax from the portion of the money you receive that is includible in your federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before we make the payment. In addition, if you fail to provide us with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies us that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, you are liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If you elect not to have federal income tax withheld, or if the amount withheld is insufficient, then you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. We suggest that you consult with a tax adviser as to the tax implications of these matters.

In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and a tax adviser should be consulted regarding any applicable ERISA requirements.

The Internal Revenue Service imposes limitations on the amount of life insurance that can be owned by a retirement plan. Clients should consult their tax advisors about the tax consequences associated with the sale or distribution of the Policy from the qualified plan and the potential effect of IRS Notice 89-25.

The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary.

Current Treasury regulations set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. We believe we presently are and intend to remain in compliance with the diversification requirements as set forth in the regulations. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to you, income earned on a Policy would be taxable to you in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a Policyowner's control of the investments of a segregated account may cause the Policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of Policyowner control as premium allocation, investment selection, transfer privileges and investment in a Division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account A to be includible in the Policyowner's gross income in the year earned. However, we have reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. We believe that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.

The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.

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


CHARGES FOR JP FINANCIAL INCOME TAXES

We are presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and we will include flexible premium life insurance operations in our tax return in accordance with these rules.

Currently no charge is made against the Separate Account for our federal income taxes, or provisions for such taxes, that may be attributable to the Separate Account. We may charge each Division for its portion of any income tax charged to us on the Division or its assets. Under present laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. However, if they increase, we may decide to make charges for such taxes or provisions for such taxes against the Separate Account. We would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment experience of such Division.

MISCELLANEOUS POLICY PROVISIONS

THE POLICY

The Policy which you receive, the application you make when you purchase the Policy, any applications used for any changes approved by us and any riders constitute the whole contract. Copies of all applications are attached to and made a part of the Policy.

Application forms are completed by the applicants and forwarded to us for acceptance. Upon acceptance, the Policy is prepared, executed by our duly authorized officers and forwarded to you.

We reserve the right to make a change in the Policy; however, we will not change any terms of the Policy beneficial to you.

PAYMENT OF BENEFITS

All benefits are payable at our Service Office. We may require submission of the Policy before we grant Policy Loans, make changes or pay benefits.

SUICIDE AND INCONTESTABILITY

SUICIDE EXCLUSION--In most states, if either Insured dies by suicide, while sane or insane, within 2 years from the Issue Date of this Policy, this Policy will end and we will refund premiums paid, without interest, less any Policy Debt and less any withdrawal.

INCONTESTABILITY--We will not contest or revoke the insurance coverage provided under the Policy after the Policy has been in force during the lifetime of both Insureds for two years from the Issue Date or the effective date of a reinstatement.

PROTECTION OF PROCEEDS

To the extent provided by law, the proceeds of the Policy are not subject to claims by a Beneficiary's creditors or to any legal process against any Beneficiary.

NONPARTICIPATION

The Policy is not entitled to share in our divisible surplus. No dividends are payable.

CHANGES IN OWNER AND BENEFICIARY; ASSIGNMENT

Unless otherwise stated in the Policy, you may change the Policyowner and the Beneficiary, or both, at any time while the Policy is in force. A request for such change must be made in writing and sent to us at our Service Office. After we have agreed, in writing, to the change, it will take effect as of the date on which your written request was signed.

The Policy may also be assigned. No assignment of Policy will be binding on us unless made in writing and sent to us at our Service Office. We will use reasonable procedures to confirm that the assignment is authentic. Otherwise, we are not responsible for the validity of any assignment. Your rights and the Beneficiary's interest will be subject to the rights of any assignee of record.

MISSTATEMENTS

If the age or sex of either Insured has been misstated in an application, including a reinstatement application, we will adjust the benefits payable to reflect the correct age or sex.


                                       42

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APPENDIX A

ILLUSTRATIONS OF ACCUMULATION VALUES, CASH VALUES AND DEATH BENEFITS

Following are a series of tables that illustrate how the Accumulation Values, Cash Values and Death Benefits of a Policy change with the investment performance of the Portfolios. The tables show how the Accumulation Values, Cash Values and Death Benefits of a Policy issued to Insureds of a given age and given premium would vary over time if the return on the assets held in each Portfolio of the Funds were a constant gross annual rate of 0%, 6%, and 12%. The gross rates of return do not reflect the deduction of charges and expenses of the Portfolios. The tables on pages A-2 through A-7 illustrate a Survivorship Policy issued to a male, age 55, under a standard rate non-smoker underwriting risk classification and a female, age 50, under a standard rate non-smoker underwriting risk classification. The Accumulation Values, Cash Values and Death Benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

The amount of the Accumulation Value exceeds the Cash Value during the first nine Policy Years due to the Surrender Charge. For Policy Years ten and after, the Accumulation Value and Cash Value are equal, since the Surrender Charge has been reduced to zero.

The second column shows the Accumulation Value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the Accumulation Values and the fourth and seventh columns illustrate the Cash Values of the Policy over the designated period. The Accumulation Values shown in the third column and the Cash Values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates and assume a monthly Accumulation Value adjustment and that the Mortality and Expense Risk Charge is charged at current rates. The current cost of insurance rates, which may be modified at any time, are based on the sex, Issue Ages, Policy Year, and rating class of the Insured(s), and the Specified Amount of the Policy. The Accumulation Values shown in the sixth column and the Cash Values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table Male and Female. The fifth and eighth columns illustrate the death benefit of a Policy over the designated period. The illustrations of Death Benefits reflect the same assumptions as the Accumulation Values and Cash Values. The Death Benefit values also vary between tables, depending upon whether Option 1 or Option 2 Death Benefits are illustrated.

The amounts shown for the Death Benefit, Accumulation Values, and Cash Values reflect the fact that the net investment return of the Divisions is lower than the gross rates of return on the assets in the Divisions, as a result of expenses paid by the Portfolios and charges levied against the Divisions.


The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .62% of the aggregate average daily net assets of the Portfolios plus an assumed charge of .37% of the aggregate average daily net assets to cover expenses incurred by the Portfolios for the twelve months ended December 31, 2006. The .62% investment advisory fee is an arithmetic average of the individual investment advisory fees of the forty-four Portfolios. The .37% expense figure is an arithmetic average of the annual expenses of the LVIP Funds the Delaware VIP High Yield Series, the Franklin Templeton Portfolios, the American Century VP Portfolios, the AFIS Portfolios, the Goldman Sachs Portfolio, the Fidelity VIP Portfolios, the MFS Portfolio, the PIMCO Portfolio, the ProFunds, the DWS Small Cap Index VIP Portfolio, and the Vanguard VIF Portfolios. Portfolio fees and expenses used in the illustrations do not reflect any expense reimbursements or fee waivers, which are terminable by the Portfolios and/or their investment advisers as described in the Policy prospectus under Fee Table and in the prospectuses for the Portfolios. Expenses for the unaffiliated Portfolios were provided by the investment managers for these Portfolios and JP
Financial has not independently verified such information. The policy values also take into account a daily charge to each Division for the Mortality and Expense Risk Charge, which is equivalent to a charge at a current annual rate of 1.00% (1.25% guaranteed) of the average net assets of the Divisions in Policy Years 1 through 10 and .40% (0.85% guaranteed) in Policy Years 11 and thereafter. After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate current net annual rates of -1.99%, 4.01%, and 10.01%, respectively, and approximate guaranteed net annual rates of -2.24%, 3.76% and 9.76%, respectively.


The assumed annual premium used in calculating Accumulation Value, Cash Value, and Death Benefits is net of the 2.5% state premium tax charge, and the 1.25% federal income tax charge. It also reflects deduction of the Monthly Deduction and addition of the monthly Accumulation Value adjustment. As part of the Monthly Deduction, the Monthly Acquisition Charge of 2% of the Load Basis Amount per month in Policy Year 1 and 1% of the Load Basis Amount per month in Policy Year 2 has been deducted. The Load Basis Amount varies by sex, Issue Age and rating class of the Insureds.

The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes against Separate Account C since JP Financial is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the Accumulation Values, Cash Values and Death Benefits illustrated.

The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account C, and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the Policyowner varied the amount or frequency of premium payments. The tables also assume that the Policyowner has not requested a decrease in Specified Amount, that no withdrawals have been made and no surrender charges imposed, and that no transfers have been made and no transfer charges imposed.

Upon request, we will provide a comparable illustration based upon the proposed Insureds' ages, sex and rating class, the Specified Amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing Policyowners may request illustrations based on existing Cash Value at the time of request. We reserve the right to charge an administrative fee of up to $50 for such illustrations.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
      ENSEMBLE SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY



DEATH BENEFIT OPTION:I                    ASSUMED HYPOTHETICAL GROSS ANNUAL
MALE STANDARD NON-SMOKER ISSUE AGE 55     RATE OF RETURN(1):   (CURRENT)             12%  (10.01% NET)
FEMALE STANDARD NON-SMOKER ISSUE AGE 50                        (GUARANTEED)          12%   (9.76% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT       ASSUMED ANNUAL PREMIUM(2):            $10,000



          PREMIUMS              ASSUMING CURRENT COSTS                 ASSUMING GUARANTEED COSTS
 END     ACCUMULATED    --------------------------------------   -------------------------------------
 OF    AT 5% INTEREST   ACCUMULATION      CASH         DEATH     ACCUMULATION      CASH        DEATH
YEAR      PER YEAR        VALUE(3)      VALUE(3)    BENEFIT(3)      VALUE(3)     VALUE(3)   BENEFIT(3)
----   --------------   ------------   ----------   ----------   ------------   ---------   ----------
 1           10,500           7,409             0    1,000,000         7,389            0   1,000,000
 2           21,525          16,621         7,261    1,000,000        16,559        7,199   1,000,000
 3           33,101          27,791        18,431    1,000,000        27,658       18,298   1,000,000
 4           45,256          39,904        30,544    1,000,000        39,666       30,306   1,000,000
 5           58,019          53,025        43,665    1,000,000        52,643       43,283   1,000,000
 6           71,420          67,224        59,734    1,000,000        66,649       59,159   1,000,000
 7           85,491          82,574        76,954    1,000,000        81,752       76,132   1,000,000
 8          100,266          99,323        95,583    1,000,000        98,025       94,285   1,000,000
 9          115,779         117,780       115,910    1,000,000       115,546      113,676   1,000,000
10          132,068         138,103       138,103    1,000,000       134,396      134,396   1,000,000
15          226,575         284,623       284,623    1,000,000       258,565      258,565   1,000,000
20          347,193         529,100       529,100    1,000,000       441,267      441,267   1,000,000
25          501,135         940,269       940,269    1,006,088       724,544      724,544   1,000,000
30          697,608       1,634,637     1,634,637    1,716,369     1,219,470    1,219,470   1,280,444
35          948,363       2,787,288     2,787,288    2,926,652     2,024,189    2,024,189   2,125,398
40        1,268,398       4,681,725     4,681,725    4,915,812     3,272,124    3,272,124   3,435,730
45        1,676,852       7,835,206     7,835,206    7,913,558     5,279,943    5,279,943   5,332,742
50        2,198,154      13,162,833    13,162,833   13,294,461     8,580,246    8,580,246   8,666,048


----------


(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals 10.61% on the current basis and 10.16% on the guaranteed basis.


(2) Assumes a $10,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
      ENSEMBLE SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION: I                   ASSUMED HYPOTHETICAL GROSS ANNUAL
MALE STANDARD NON-SMOKER ISSUE AGE 55     RATE OF RETURN(1):   (CURRENT)           6%  (4.01% NET)
FEMALE STANDARD NON-SMOKER ISSUE AGE 50                        (GUARANTEED)        6%  (3.76% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT       ASSUMED ANNUAL PREMIUM(2):         $10,000



          PREMIUMS              ASSUMING CURRENT COSTS                 ASSUMING GUARANTEED COSTS
 END     ACCUMULATED    --------------------------------------   -------------------------------------
 OF    AT 5% INTEREST   ACCUMULATION      CASH         DEATH     ACCUMULATION      CASH        DEATH
YEAR      PER YEAR        VALUE(3)      VALUE(3)    BENEFIT(3)      VALUE(3)     VALUE(3)   BENEFIT(3)
----   --------------   ------------   ----------   ----------   ------------   ---------   ----------
  1         10,500           6,928              0    1,000,000        6,908            0     1,000,000
  2         21,525          15,162          5,802    1,000,000       15,103        5,743     1,000,000
  3         33,101          24,730         15,370    1,000,000       24,608       15,248     1,000,000
  4         45,256          34,512         25,152    1,000,000       34,300       24,940     1,000,000
  5         58,019          44,485         35,125    1,000,000       44,157       34,797     1,000,000
  6         71,420          54,623         47,133    1,000,000       54,150       46,660     1,000,000
  7         85,491          64,898         59,278    1,000,000       64,247       58,627     1,000,000
  8        100,266          75,440         71,700    1,000,000       74,415       70,675     1,000,000
  9        115,779          86,426         84,556    1,000,000       84,614       82,744     1,000,000
 10        132,068          97,858         97,858    1,000,000       94,794       94,794     1,000,000
 15        226,575         168,478        168,478    1,000,000      147,392      147,392     1,000,000
 20        347,193         254,257        254,257    1,000,000      184,797      184,797     1,000,000
 25        501,135         354,630        354,630    1,000,000      176,659      176,659     1,000,000
 30        697,608         461,185        461,185    1,000,000       41,395       41,395     1,000,000
 35                        561,815        561,815    1,000,000            0            0             0
 40                        646,971        646,971    1,000,000            0            0             0
 45                        717,515        717,515    1,000,000            0            0             0
 50                        788,890        788,890    1,000,000            0            0             0


----------


(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals 4.61% on the current basis and 4.16% on the guaranteed basis.


(2) Assumes a $10,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
     ENSEMBLE SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION: I                   ASSUMED HYPOTHETICAL GROSS ANNUAL
MALE STANDARD NON-SMOKER ISSUE AGE 55     RATE OF RETURN(1): (CURRENT)            0%  (-1.99% net)
FEMALE STANDARD NON-SMOKER ISSUE AGE 50                      (GUARANTEED)         0%  (-2.24% net)
$1,000,000 INITIAL SPECIFIED AMOUNT       ASSUMED ANNUAL PREMIUM(2):        $10,000



           PREMIUMS             ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
 END     ACCUMULATED    ------------------------------------   ------------------------------------
 OF    AT 5% INTEREST   ACCUMULATION     CASH       DEATH      ACCUMULATION     CASH       DEATH
YEAR      PER YEAR         VALUE(3)    VALUE(3)   BENEFIT(3)      VALUE(3)    VALUE(3)   BENEFIT(3)
----   --------------   ------------   --------   ----------   ------------   --------   ----------
 1          10,500           6,448            0    1,000,000       6,428            0     1,000,000
 2          21,525          13,764        4,404    1,000,000      13,707        4,347     1,000,000
 3          33,101          21,905       12,545    1,000,000      21,793       12,433     1,000,000
 4          45,256          29,718       20,358    1,000,000      29,531       20,171     1,000,000
 5          58,019          37,180       27,820    1,000,000      36,900       27,540     1,000,000
 6          71,420          44,261       36,771    1,000,000      43,872       36,382     1,000,000
 7          85,491          50,933       45,313    1,000,000      50,420       44,800     1,000,000
 8         100,266          57,325       53,585    1,000,000      56,512       52,772     1,000,000
 9         115,779          63,605       61,735    1,000,000      62,112       60,242     1,000,000
10         132,068          69,757       69,757    1,000,000      67,177       67,177     1,000,000
15         226,575         102,832      102,832    1,000,000      85,366       85,366     1,000,000
20         347,193         130,287      130,287    1,000,000      74,757       74,757     1,000,000
25         501,135         145,422      145,422    1,000,000       6,547        6,547     1,000,000
30         697,608         128,808      128,808    1,000,000           0            0             0
35         948,363          41,012       41,012    1,000,000           0            0             0
40               0               0            0            0           0            0             0
45               0               0            0            0           0            0             0
50               0               0            0            0           0            0             0


----------


(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals -1.39% on the current basis and -1.84% on the guaranteed basis.


(2) Assumes a $10,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
     ENSEMBLE SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION: II                  ASSUMED HYPOTHETICAL GROSS ANNUAL
MALE STANDARD NON-SMOKER ISSUE AGE 55     RATE OF RETURN(1):  (CURRENT)           12%   (10.01% net)
FEMALE STANDARD NON-SMOKER ISSUE AGE 50                       (GUARANTEED)        12%   (9.76% net)
$1,000,000 INITIAL SPECIFIED AMOUNT       ASSUMED ANNUAL PREMIUM(2):         $10,000



          PREMIUMS               ASSUMING CURRENT COSTS               ASSUMING GUARANTEED COSTS
 END     ACCUMULATED    -------------------------------------   ------------------------------------
 OF    AT 5% INTEREST   ACCUMULATION      CASH        DEATH     ACCUMULATION     CASH       DEATH
YEAR      PER YEAR        VALUE(3)      VALUE(3)   BENEFIT(3)     VALUE(3)     VALUE(3)   BENEFIT(3)
----   --------------   ------------   ---------   ----------   ------------   --------   ----------
 1          10,500           7,409             0    1,007,409        6,448            0    1,006,448
 2          21,525          16,617         7,257    1,016,617       13,761        4,401    1,013,761
 3          33,101          27,778        18,418    1,027,778       21,895       12,535    1,021,895
 4          45,256          39,870        30,510    1,039,870       29,694       20,334    1,029,694
 5          58,019          52,950        43,590    1,052,950       37,129       27,769    1,037,129
 6          71,420          67,076        59,586    1,067,076       44,168       36,678    1,044,168
 7          85,491          82,308        76,688    1,082,308       50,778       45,158    1,050,778
 8         100,266          98,888        95,148    1,098,888       57,090       53,350    1,057,090
 9         115,779         117,134       115,264    1,117,134       63,283       61,413    1,063,283
10         132,068         137,195       137,195    1,137,195       69,342       69,342    1,069,342
15         226,575         281,090       281,090    1,281,090      101,770      101,770    1,101,770
20         347,193         517,100       517,100    1,517,100      127,885      127,885    1,127,885
25         501,135         897,257       897,257    1,897,257      139,695      139,695    1,139,695
30         697,608       1,489,039     1,489,039    2,489,039      114,792      114,792    1,114,792
35         948,363       2,383,112     2,383,112    3,383,112       15,223       15,223    1,015,223
40       1,268,398       3,716,250     3,716,250    4,716,250            0            0            0
45       1,676,852       5,732,263     5,732,263    6,732,263            0            0            0
50       2,198,154       8,875,073     8,875,073    9,875,073            0            0            0


----------


(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals 10.61% on the current basis and 10.16% on the guaranteed basis.


(2) Assumes a $10,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
      ENSEMBLE SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION: II                  ASSUMED HYPOTHETICAL GROSS ANNUAL
MALE STANDARD NON-SMOKER ISSUE AGE 55     RATE OF RETURN(1):   (CURRENT)            6%  (4.01% NET)
FEMALE STANDARD NON-SMOKER ISSUE AGE 50                        (GUARANTEED)         6%  (3.76% NET)
$1,000,000 INITIAL SPECIFIED AMOUNT       ASSUMED ANNUAL PREMIUM(2):   $10,000



          PREMIUMS             ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
 END     ACCUMULATED    ------------------------------------   ------------------------------------
 OF    AT 5% INTEREST   ACCUMULATION     CASH       DEATH      ACCUMULATION     CASH        DEATH
YEAR      PER YEAR        VALUE(3)     VALUE(3)   BENEFIT(3)     VALUE(3)     VALUE(3)   BENEFIT(3)
----   --------------   ------------   --------   ----------   ------------   --------   ----------
  1          10,500          6,928            0    1,006,928        6,908            0    1,006,908
  2          21,525         15,159        5,799    1,015,159       15,099        5,739    1,015,099
  3          33,101         24,719       15,359    1,024,719       24,597       15,237    1,024,597
  4          45,256         34,483       25,123    1,034,483       34,272       24,912    1,034,272
  5          58,019         44,423       35,063    1,044,423       44,095       34,735    1,044,095
  6          71,420         54,506       47,016    1,054,506       54,033       46,543    1,054,033
  7          85,491         64,693       59,073    1,064,693       64,045       58,425    1,064,045
  8         100,266         75,119       71,379    1,075,119       74,086       70,346    1,074,086
  9         115,779         85,969       84,099    1,085,969       84,102       82,232    1,084,102
 10         132,068         97,243       97,243    1,097,243       94,028       94,028    1,094,028
 15         226,575        166,552      166,552    1,166,552      143,286      143,286    1,143,286
 20         347,193        248,962      248,962    1,248,962      169,497      169,497    1,169,497
 25         501,135        339,302      339,302    1,339,302      133,615      133,615    1,133,615
 30         697,608        413,026      413,026    1,413,026            0            0            0
 35         948,363        418,942      418,942    1,418,942            0            0            0
 40       1,268,398        278,420      278,420    1,278,420            0            0            0
 45               0              0            0            0            0            0            0
 50               0              0            0            0            0            0            0


----------


(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals 4.61% on the current basis and 4.16% on the guaranteed basis.


(2) Assumes a $10,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
      ENSEMBLE SURVIVORSHIP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION: II                  ASSUMED HYPOTHETICAL GROSS ANNUAL
MALE STANDARD NON-SMOKER ISSUE AGE 55     RATE OF RETURN(1):   (Current)            0%  (-1.99% net)
FEMALE STANDARD NON-SMOKER ISSUE AGE 50                        (Guaranteed)         0%  (-2.24% net)
$1,000,000 INITIAL SPECIFIED AMOUNT       ASSUMED ANNUAL PREMIUM(2):   $10,000



          PREMIUMS             ASSUMING CURRENT COSTS                ASSUMING GUARANTEED COSTS
 END     ACCUMULATED    ------------------------------------   ------------------------------------
 OF    AT 5% INTEREST   ACCUMULATION     CASH       DEATH      ACCUMULATION     CASH        DEATH
YEAR      PER YEAR        VALUE(3)     VALUE(3)   BENEFIT(3)     VALUE(3)     VALUE(3)   BENEFIT(3)
----   --------------   ------------   --------   ----------   ------------   --------   ----------
  1         10,500           6,448            0    1,006,448       6,428            0     1,006,428
  2         21,525          13,761        4,401    1,013,761      13,704        4,344     1,013,704
  3         33,101          21,895       12,535    1,021,895      21,783       12,423     1,021,783
  4         45,256          29,694       20,334    1,029,694      29,506       20,146     1,029,506
  5         58,019          37,129       27,769    1,037,129      36,849       27,489     1,036,849
  6         71,420          44,168       36,678    1,044,168      43,781       36,291     1,043,781
  7         85,491          50,778       45,158    1,050,778      50,267       44,647     1,050,267
  8        100,266          57,090       53,350    1,057,090      56,270       52,530     1,056,270
  9        115,779          63,283       61,413    1,063,283      61,750       59,880     1,061,750
 10        132,068          69,342       69,342    1,069,342      66,655       66,655     1,066,655
 15        226,575         101,770      101,770    1,101,770      83,078       83,078     1,083,078
 20        347,193         127,885      127,885    1,127,885      68,167       68,167     1,068,167
 25        501,135         139,695      139,695    1,139,695           0            0             0
 30        697,608         114,792      114,792    1,114,792           0            0             0
 35        948,363          15,223       15,223    1,015,223           0            0             0
 40              0               0            0            0           0            0             0
 45              0               0            0            0           0            0             0
 50              0               0            0            0           0            0             0


----------


(1) For Policy Years 11 and thereafter, the illustrated net annual rate of return equals -1.39% on the current basis and -1.84% on the guaranteed basis.


(2) Assumes a $10,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL SEPARATE ACCOUNT C, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

To learn more about the Separate Account, Jefferson Pilot Financial Insurance Company, and the Policy, you should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus. Please call our Service Office at 1-800-258-3648: (1) to request a copy of the SAI; (2) to receive personalized illustrations of Death Benefits, Accumulation Values, and Surrender Values; and (3) to ask questions about the Policy or make other inquiries.


The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Separate Account and the Policy. Our reports and other information about the Separate Account and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.


Investment Company Act of 1940 Registration File No. 811-8230

                              LINCOLN ENSEMBLE SVUL


                                   Offered by

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

                  in connection with its JPF Separate Account C

                                ONE GRANITE PLACE

                          CONCORD, NEW HAMPSHIRE 03301
                                  ------------

                       STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information contains information in addition to the information in the current Prospectus for the Jefferson Pilot Financial Insurance Company Lincoln Ensemble SVUL Insurance Policy (the "Policy") offered by Jefferson Pilot Financial Insurance Company (the "Company"). You may obtain a copy of the Prospectus dated April 30, 2007 by calling 1-800-258-3648, ext. 5394, or by writing the Service Center, One Granite Place, P.O. Box 515, Concord, New Hampshire 03302-0515. The defined terms used in the current Prospectus for the Policy are also used in this Statement of Additional Information.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY AND THE UNDERLYING FUNDS.

                              DATED: APRIL 30, 2007

                                TABLE OF CONTENTS

                                                                      PAGE

Jefferson Pilot Financial Insurance Company                             3

More Information About the Policy                                       3

Administration                                                          4

Records and Reports                                                     4

Custody of Assets                                                       4

Administrator                                                           5

Principal Underwriter                                                   5

Distribution of the Policy                                              5

Performance Data and Calculations                                       5
    Money Market Division Yield                                         5
    Division Total Return Calculations                                  6
    Other Information                                                   8

Registration Statement                                                  9

Independent Registered Public Accounting Firm                           9

Financial Statements                                                   10

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

Effective April 30, 1997, the Company, then known as Chubb Life Insurance Company of America, was acquired by Jefferson-Pilot Corporation from The Chubb Corporation. Effective May 1, 1998, the Company changed its name to Jefferson Pilot Financial Insurance Company.

Effective August 1, 2000, Alexander Hamilton Life Insurance company of America ("Alexander Hamilton Life") and Guarantee Life Insurance Company ("GLIC") merged with and into the Company, with the Company as the surviving entity. Both Alexander Hamilton Life and GLIC were affiliates of the Company. Alexander Hamilton Life was a stock life company initially organized under the laws of the State of North Carolina in 1981, and reincorporated in the State of Michigan in September 1995. GLIC was a stock life insurance company incorporated under the laws of the State of Nebraska. GLIC originally was organized in 1901 as a mutual assessment association and, after a period as a mutual life insurance company, became a stock life insurance company on December 26, 1995.

Upon the merger, the existence of Alexander Hamilton Life and GLIC ceased, and the Company became the surviving company. At the time of the merger, the Company assumed all of the variable annuity contracts issued by Alexander Hamilton and the applicable separate account became a separate account of the Company. GLIC did not have separate accounts or insurance contracts registered with the SEC.

In approving the merger on July 14, 2000, the boards of directors of the Company, Alexander Hamilton Life and GLIC determined that the merger of three financially strong stock life insurance companies would result in an overall enhanced capital position and reduced expenses, which together, would be in the long-term interests of their respective contract owners. On July 14, 2000, the respective 100% stockholders of the Company, Alexander Hamilton Life and GLIC voted to approve the merger. In addition, the Nebraska Department of Insurance approved the merger.

Effective April 1, 2006, Jefferson-Pilot Corporation merged into and with a wholly owned subsidiary of Lincoln National Corporation as a part of the combination of the operations of the two companies. The obligations of the Company as set forth in your Policy and in the Prospectus and this Statement of Additional Information did not change as a result of the merger.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its wealth accumulation and protection businesses, Lincoln Financial Group provides annuities, life insurance, 401(k) and 403(b) plans, 529 college savings plans, mutual funds, managed accounts, institutional investment, and financial planning and advisory services.

                        MORE INFORMATION ABOUT THE POLICY

GROUP OR SPONSORED ARRANGEMENTS

Policies may be purchased under group or sponsored arrangements. A group arrangement includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A sponsored arrangement includes a program under which an employer permits a group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

We may modify the following types of charges for Policies issued in connection with group or sponsored arrangement: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer and charges for optional rider benefits. We may also issue Policies in connection with group or sponsored arrangements on a "non-medical" or guaranteed issue basis; actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.

We may also modify or eliminate certain charges or underwriting requirements for Policies issued in connection with an exchange of another JP Financial policy or a policy of any JP Financial affiliate.

The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements and the criteria for applying a reduction or modification will generally reflect the reduced sales administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. Reductions and modifications will not be made where prohibited by law and will not be unfairly discriminatory.

                          The LVIP S&P 500 Index Fund

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS
OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED
THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE
ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


                                 ADMINISTRATION

The Company or its affiliates will provide administrative services. The services provided by the Company or its affiliates include issuance and redemption of the Policy, maintenance of records concerning the Policy and certain Owner services.

If the Company or its affiliates do not continue to provide these services, the Company will attempt to secure similar services from such sources as may then be available. Services will be purchased on a basis which, in the Company's sole discretion, affords the best service at the lowest cost. The Company, however, reserves the right to select a provider of services which the Company, in its sole discretion, considers best able to perform such services in a satisfactory manner even though the costs for the service may be higher than would prevail elsewhere.

                               RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to you at your last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. You will also receive confirmation of each financial transaction and any other reports required by law or regulation.

                                CUSTODY OF ASSETS


Lincoln Investment Advisors Corporation (formerly known as Jefferson Pilot Investment Advisory Corporation), an affiliate of the Company, maintains the books and records regarding the Separate Account's investment in the Portfolios. The assets of the Portfolios are held in the custody of the custodian for each Portfolio. See the prospectuses for the Portfolios for information regarding custody of the Portfolios' assets. The assets of each of the Divisions of the Separate Account are segregated and held separate and apart from the assets of the other Divisions and from the Company's General Account assets. Lincoln Investment Advisors Corporation is an Investment Advisor. The principal business address is: One Granite Place, Concord, NH 03301.

                                 ADMINISTRATOR

Delaware Service Company, Inc., an affiliate of the Company, maintains records of all purchases and redemptions of Portfolio shares by each of the Divisions.

                              PRINCIPAL UNDERWRITER


The Company, on its own behalf and on behalf of the Separate Account, entered into an Agreement with Jefferson Pilot Variable Corporation ("JPVC"), One Granite Place, Concord, NH to serve as principal underwriter for the continuous offering of the Policies. JPVC is a wholly-owned subsidiary of Jefferson-Pilot Corporation and is an affiliate of the Company. During the years ended December 31, 2006 and December 31, 2005, JPVC received 2,852,227 and $4,511,805 respectively, in brokerage commissions and did not retain any of these commissions.


On February 25, 2005, JPVC submitted a Letter of Acceptance, Waiver and Consent (AWC) to the National Association of Securities Dealers (NASD), whereby JPVC was fined in the amount of $325,000 for allowing excessive insurance policy transfers. The excessive transfers were due to a programming error in Jefferson Pilot Financial Insurance Company's policy administration system. After the programming error was discovered and corrected through regular oversight, and prior to the regulatory examination leading to the AWC, action was taken to reimburse the Jefferson Pilot Variable Fund, Inc. International Equity Portfolio in the amount of $119,024 for losses sustained due to the excessive transfers. In connection with the AWC, JPVC also agreed to reimburse other affected mutual funds unaffiliated with the Jefferson Pilot Variable Fund, Inc. in the amount of $119,674 for losses sustained due to the excessive transfers. JPVC has reviewed its procedures regarding transfers and has systems and procedures in place that are reasonably designed to ensure that variable universal life prospectus policies are enforced.

                           DISTRIBUTION OF THE POLICY

The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for us, are also registered representatives of broker-dealers who have entered into written sales agreements with JPVC. Any such broker-dealers will be registered with the SEC and will be members of the National Association of Securities Dealers, Inc. We may also offer and sell policies directly.

JPVC or an affiliate will pay compensation to broker-dealers that solicit applications for the policies under various schedules and accordingly commissions will vary with the form of schedule selected. In any event, commissions to broker-dealers are not expected to exceed 90% of first year target premium and 10% of first excess premium; 20% of target premium for the second through the fifteenth Policy Years and 6% of excess premium; and 3% of sixth through tenth year premium for target and excess. The target premium varies by Sex, Issue Age, rating class of the Insured, and Specified Amount. Alternative Commission Schedules will reflect differences in up-front commissions versus ongoing compensation.

Compensation arrangements vary among broker-dealers. Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the policy, depending on the arragement between your registered representative and his or her firm. Except with respect to registered representatives of its affiliated broker-dealer Jefferson Pilot Securities Corporation, JPVC and its affiliates are not involved in determing that compensation arrangement, which may present its own incentives or conflicts. Override payments, expense allowances, bonuses based on specific production levels, and reimbursement for other expenses associated with the promotion and solicitation of applications for the policies may be paid. In addition, registered representatives may also be eligible for "non-cash" compensation, including expense-paid educational or training seminars involving travel and promotional merchandise and the opportunity to receive sales based incentive programs. Depending upon the particular selling arrangements, JPVC or an affiliate may compensate others for distribution activities and for activities the broker-dealer is required to perform such as educating and training its personnel. The potential of receiving, or the receipt of, compensation, may provide broker-dealers and/or their registered reprsentatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar compensation. You may ask your registered representative how he/she will personally be compensated for the transaction. You may wish to consider such compensation when considering and evaluating any recommendation relating to the Policy. All compensation is paid from our assets, which include fees and charges imposed on your Policy.

Except as described in the prospectus, no separate deductions from premiums are made to pay sales commissions or sales expenses.

                        PERFORMANCE DATA AND CALCULATIONS

From time to time we may include in our marketing materials performance of the Divisions as described below. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Policy owner. Also please note that performance figures shown do not reflect any applicable taxes.

MONEY MARKET DIVISION YIELD

We may include the yield of the Money Market Division in our marketing materials. The Yield of the Money Market Division for a seven-day period is calculated using a standardized method described in the rules of the Securities and Exchange Commission. Under this method, the yield quotation is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Money Market Division at the beginning of such seven-day period, subtracting a hypothetical charge reflecting deductions from Policyowner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest 100th of 1%. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, an acquisition charge, and the cost of any optional benefits. Seven-day yield also does not include the effect of the premium tax charge, federal income tax charge, the premium load deducted from premium payments, or the guaranteed monthly accumulation value adjustment. If the yield shown included those charges, the yield shown would be significantly lower.

The seven-day yield of the Money Market Division as of December 28, 2006 was 4.16%.

The yield on amounts held in the Money Market Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the JPVF Money Market Portfolio, the types and quality of portfolio securities held by the JPVF Money Market Portfolio, and its operating expenses.

DIVISION TOTAL RETURN CALCULATIONS

The Company may from time to time also disclose average annual total returns for one or more of the Divisions for various periods of time. The following table reflects the performance of the Divisions, including deductions for management and other expenses of the Divisions. It is based on an assumed initial investment of $10,000. A Division's total return represents the average annual total return of that Division over a particular period. The performance is based on each Division's unit value and includes a mortality and expense risk charge and underlying Portfolio charges. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, an acquisition charge, and the cost of any optional benefits. This calculation of total return also does not include the effect of the premium tax charge, federal income tax charge, the premium load deducted from premium payments, or the guaranteed monthly accumulation value adjustment. If the returns shown included such charges, the returns shown would be significantly lower. Total return figures for periods less than one year are not annualized.

The total rate of return (T) is computed so that it satisfies the formula:
                                n
                         P(1+T)   = ERV

    where:

  P     =   a hypothetical initial payment of $10,000.00
  T     =   average annual total return
  n     =   number of years
ERV     =   ending redeemable value of a hypothetical  $10,000.00 payment made at the beginning of the one, three, five, or ten-year period as of the end of the period (or fractional portion thereof).

AMERICAN FUNDS GROWTH-INCOME-CLASS 2              0.59%      5.50%     14.05%    14.05%     9.30%     6.72%       9.16%      11.73%
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH - CLASS 2                  -0.50%      6.74%      9.12%     9.12%    11.82%     7.21%      12.27%      13.30%
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH - INITIAL CLASS              -0.89%      3.29%      5.78%     5.78%     4.28%     0.64%       5.47%       9.54%
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP EQUITY-INCOME - INITIAL CLASS        2.09%      7.34%     18.99%    18.99%    11.26%     7.88%       8.09%      10.20%
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY CONTRAFUND - INITIAL CLASS               0.05%      6.27%     10.60%    10.60%    13.55%    10.82%      10.08%      13.01%
-----------------------------------------------------------------------------------------------------------------------------------
MFS VIT UTILITIES - INITIAL CLASS                 1.51%     13.07%     29.95%    29.95%    24.67%    14.80%      12.09%      14.11%
-----------------------------------------------------------------------------------------------------------------------------------
MFS VIT RESEARCH - INITIAL CLASS                  0.08%      5.60%      9.37%     9.37%    10.22%     4.31%       4.94%       6.97%
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL FUND            3.60%     11.42%     23.78%    23.78%    16.45%     8.94%       7.11%       7.01%
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES - CLASS 2     2.71%      9.07%     20.23%    20.23%    15.45%    10.19%       6.83%       9.02%
-----------------------------------------------------------------------------------------------------------------------------------
DWS SMALL CAP INDEX VIP CLASS B                   0.16%      8.28%     16.02%    16.02%    11.59%     9.52%           -       6.50%
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP-SVC  CL 2                   -0.95%      6.69%     11.28%    11.28%    17.08%    14.37%           -      17.95%
-----------------------------------------------------------------------------------------------------------------------------------
JPVF CAPITAL GROWTH                              -0.02%      4.99%      3.75%     3.75%     5.27%     0.00%       4.80%       9.84%
-----------------------------------------------------------------------------------------------------------------------------------
JPVF GROWTH                                      -0.09%      5.15%      8.00%     8.00%    10.50%     5.20%           -       6.93%
-----------------------------------------------------------------------------------------------------------------------------------
JPVF STRATEGIC GROWTH                             1.41%      6.10%     12.20%    12.20%     8.63%     1.87%       4.46%       7.77%
-----------------------------------------------------------------------------------------------------------------------------------
JPVF S&P 500 INDEX                                1.29%      6.36%     14.37%    14.37%     9.07%     4.85%           -       0.01%
-----------------------------------------------------------------------------------------------------------------------------------
JPVF VALUE                                        1.70%      7.29%     18.46%    18.46%    11.94%     6.74%       8.43%      10.27%
-----------------------------------------------------------------------------------------------------------------------------------
JPVF MID-CAP GROWTH                              -0.98%      5.40%      5.65%     5.65%     9.15%     5.45%           -       1.89%
-----------------------------------------------------------------------------------------------------------------------------------
JPVF MID-CAP VALUE                                0.91%      8.80%     16.51%    16.51%    13.32%    12.00%           -      10.24%
-----------------------------------------------------------------------------------------------------------------------------------
JPVF SMALL COMPANY                               -0.11%     10.80%     11.95%    11.95%     9.28%     4.98%       1.42%       7.18%
-----------------------------------------------------------------------------------------------------------------------------------
JPVF SMALL-CAP VALUE                              0.51%      7.16%      9.18%     9.18%    10.44%     9.39%           -      10.19%
-----------------------------------------------------------------------------------------------------------------------------------
JPVF INTERNATIONAL EQUITY                         4.35%     10.79%     22.73%    22.73%    18.92%    10.83%           -       4.79%
-----------------------------------------------------------------------------------------------------------------------------------
JPVF WORLD GROWTH STOCK                           2.81%      9.49%     24.87%    24.87%    16.47%    11.59%       8.42%       9.92%
-----------------------------------------------------------------------------------------------------------------------------------
JPVF HIGH YIELD BOND                              1.00%      3.99%      9.23%     9.23%     5.91%     7.29%           -       3.61%
-----------------------------------------------------------------------------------------------------------------------------------
JPVF BALANCED                                     1.21%      5.53%     13.16%    13.16%     8.61%     6.04%       7.26%       7.89%
-----------------------------------------------------------------------------------------------------------------------------------
JPVF MONEY MARKET                                 0.34%      0.97%      3.59%     3.59%     1.68%     0.97%       2.35%       3.22%
-----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE - CLASS 2        -0.77%      8.02%     15.81%    15.81%    15.18%    12.42%           -       7.95%
-----------------------------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT CAPITAL GROWTH                 -0.90%      5.61%      7.48%     7.48%     5.76%     1.66%           -       2.01%
-----------------------------------------------------------------------------------------------------------------------------------
PIMCO TOTAL RETURN - ADMIN CL                    -0.91%      0.67%      2.82%     2.82%     2.70%     4.00%           -       4.67%
-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP ASIA 30                                3.89%     19.42%     37.90%    37.90%    17.13%         -           -      16.55%
-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP EUROPE 30                              1.47%      7.76%     16.33%    16.33%    12.12%     7.31%           -       1.72%
-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP FINANCIALS                             3.14%      6.31%     16.18%    16.18%     9.32%     7.06%           -       4.53%
-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP US GOVERNMENT PLUS                    -4.76%     -0.44%     -5.47%    -5.47%     3.01%         -           -       4.44%
-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP HEALTH CARE                            0.80%      1.05%      4.20%     4.20%     3.49%    -0.27%           -      -1.29%
-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP GOWTH                        0.18%      4.98%      7.97%     7.97%         -         -           -       4.67%
-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP VALUE                        2.19%      6.99%     17.48%    17.48%         -         -           -      11.36%
-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP RISING RATES OPPORTUNITY               5.25%      1.46%      9.05%     9.05%    -4.25%         -           -      -8.19%
-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP GROWTH                      -0.63%      6.56%      7.57%     7.57%    10.76%         -           -       7.42%
-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP VALUE                        0.11%      7.58%     16.26%    16.26%    12.50%         -           -       6.68%
-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP TECHNOLOGY                            -1.35%      5.45%      6.99%     6.99%     1.87%    -2.15%           -     -10.08%
-----------------------------------------------------------------------------------------------------------------------------------
VANGUARD VIF MID-CAP INDEX                       -0.34%      7.14%     12.62%    12.62%    14.82%    11.17%           -      11.85%
-----------------------------------------------------------------------------------------------------------------------------------
VANGUARD VIF REIT INDEX                          -1.89%      8.76%     33.58%    33.58%    24.10%    21.32%           -      17.35%
-----------------------------------------------------------------------------------------------------------------------------------
VANGUARD VIF SMALL COMPANY GROWTH                -0.55%      6.47%      9.11%     9.11%     9.43%     6.60%      12.20%      11.17%
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP VALUE FUND                    1.66%      6.98%     17.28%    17.28%    11.23%     8.66%       9.60%      10.09%
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP INVESTMENT GRADE BOND PORT          -0.72%      0.87%      3.10%     3.10%     2.37%     3.98%       4.99%       5.94%
-----------------------------------------------------------------------------------------------------------------------------------
T ROWE PRICE MID-CAP GROWTH                      -0.80%      5.20%      5.32%     5.32%    11.73%     8.23%           -      10.44%
-----------------------------------------------------------------------------------------------------------------------------------

(1) The Inception Date is the date of inception of the underlying Portfolios, which may be prior to the date the Separate Account commenced operations. The performance for a Division prior to the inception date of the Division is calculated on a hypothetical basis by applying the Policy charges at the rates currently charged to the historical performance of the corresponding Portfolio as if the Policy has been in existence back to the inception date of the Portfolio.

(2) Effective 05/01/03, JPVF Emerging Growth Portfolio changed its name to JPVF Strategic Growth Portfolio.

(3) Following the acquisition by Goldman Sachs Group, Inc. of the Ayco Growth Company, L.P. on 07/01/03, effective 12/18/03, the Ayco Growth Fund merged with and into the Goldman Sachs Capital Growth Fund.

(4) The inception date of Class B shares, in which this Division invests, was 05/01/02. The performance shown for the period from 08/22/97 through 04/30/02 was based on the historical performance of the Portfolio's Class A shares, adjusted to reflect charges applicable to Class B shares.

(5) The inception date of Class II shares, in which this Division invests, was 08/15/01. The performance shown for the period from 05/01/96 through 08/14/01 was based on the historical performance of the Portfolio's Class I shares, adjusted to reflect charges applicable to the Class II shares.

(6) S&P 500 is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please use the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P).

(7) The inception date of Class 2 shares, in which this Division invests, was 05/01/97. The performance shown for the period from 05/01/92 through 04/30/97 is based on the historical performance of the Portfolio's Class 1 shares, adjusted to reflect charges applicable to the Class 2 shares. Effective 05/01/02, Templeton International Securities Fund changed its name to Templeton Foreign Securities Fund.

(8) The inception date of Class 2 shares, in which the Divisions invest, was 05/01/97. The performance shown for the period from 02/08/84 though 04/30/97 is based on the historical performance of the Fund's Class 1 shares.

(9) The inception date of Class 2 shares, in which this Division invests, was 01/06/99. The performance shown for the period from 05/01/98 through 01/05/99 is based on the historical performance of the Fund's Class 1 shares.

(10) The inception date of Service Class 2 shares, in which the Division invests, was 01/12/00. The performance shown for the period from 11/03/97 through 01/11/00 is based on the historical performance of the Portfolio's Service Class 1 Shares, and performance for periods prior to 11/03/97 is based on historical performance of the Portfolio's Initial Class shares.

(11) The inception date of Service Class 2 shares, in which the Division invests, was 01/12/00. The performance shown for the period from 12/28/98 through 01/11/00 is based on the historical performance of the Portfolio's Service Class 1 Shares.

OTHER INFORMATION

The following is a partial list of those publications which may be cited in advertising or sales literature describing investment results or other data relative to one or more of the Divisions. Other publications may also be cited.

        Broker World                                     Financial World
        Across the Board                                 Advertising Age
        American Banker                                  Barron's
        Best's Review                                    Business Insurance
        Business Month                                   Business Week

        Changing Times                                   Consumer Reports
        Economist                                        Financial Planning
        Forbes                                           Fortune
        Inc.                                             Institutional Investor
        Insurance Forum                                  Insurance Sales
        Insurance Week                                   Journal of Accountancy
        Journal of the American Society of CLU & ChFC    Journal of Commerce
        Life Insurance Selling                           Life Association News
        MarketFacts                                      Manager's Magazine
        National Underwriter                             Money
        Morningstar, Inc.                                Nation's Business
        New Choices (formerly 50 Plus)                   New York Times
        Pension World                                    Pensions & Investments
        Rough Notes                                      Round the Table
        U.S. Banker                                      VARDs
        Wall Street Journal                              Working Woman


                             REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Polices discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus for the Policies or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.




INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Separate Account and the consolidated financial statements of Jefferson Pilot Financial Insurance Company and Subsidiary appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance of their reports given on their authority as experts in accounting and auditing.

                                    EXPERTS

Actuarial matters included in the prospectus and this Statement of Additional Information, including the Hypothetical Policy illustrations included herein, have been approved by Peter V. Susi, FSA, MAAA, Assistant Vice President, Life Product Management, of Jefferson Pilot Financial Insurance Company, and are included in reliance upon his opinion as to their reasonableness.

FINANCIAL STATEMENTS


The December 31, 2006 financial statements of the Separate Account and the December 31, 2006 consolidated financial statements of Jefferson Pilot Financial Insurance Company and Subsidiary included in this Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                             JPF SEPARATE ACCOUNT C

JPF SEPARATE ACCOUNT C

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

                                                                   CONTRACT
                                                                   PURCHASES                     CONTRACT
                                                                   DUE FROM                     REDEMPTIONS
                                                                   JEFFERSON                      DUE TO
                                                                     PILOT                    JEFFERSON PILOT
                                                                   FINANCIAL                     FINANCIAL
                                                                   INSURANCE                     INSURANCE
SUBACCOUNT                                           INVESTMENTS    COMPANY    TOTAL ASSETS       COMPANY        NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
American Century VP International                    $ 1,837,245    $    --     $ 1,837,245       $    --       $ 1,837,245
American Century VP Value Class 2                      1,860,623         67       1,860,690            --         1,860,690
American Funds Growth Class 2                          9,365,257         --       9,365,257         9,416         9,355,841
American Funds Growth-Income Class 2                   7,335,270         --       7,335,270         9,588         7,325,682
DWS VIP Small Cap Index Service Class                  1,577,187         --       1,577,187            --         1,577,187
Fidelity VIP Contra                                   14,325,237         --      14,325,237         9,399        14,315,838
Fidelity VIP Equity-Income                             9,750,587         --       9,750,587            --         9,750,587
Fidelity VIP Growth                                    6,173,737         --       6,173,737            --         6,173,737
Fidelity VIP Investment Grade Bond Service Class 2     2,527,578         --       2,527,578            --         2,527,578
Fidelity VIP Mid Cap Service Class 2                   3,925,242         --       3,925,242        49,480         3,875,762
FTVIPT Franklin Small Cap Value Securities Class 2     2,685,418         --       2,685,418            --         2,685,418
FTVIPT Templeton Foreign Securities Class 2           13,592,918         --      13,592,918            --        13,592,918
Goldman Sachs VIT Capital Growth                         532,672         --         532,672            --           532,672
JPMorgan Bond                                          5,810,947         --       5,810,947            --         5,810,947
JPMorgan International Equity                          5,646,516         --       5,646,516            --         5,646,516
JPMorgan Small Company                                 3,381,286         --       3,381,286            --         3,381,286
JPMorgan U.S. Large Cap Core Equity                    6,492,901         --       6,492,901            --         6,492,901
JPVF Balanced                                          5,948,130         --       5,948,130            --         5,948,130
JPVF Capital Growth                                    9,491,743        866       9,492,609            --         9,492,609
JPVF Growth                                            4,655,396         --       4,655,396            --         4,655,396
JPVF High Yield Bond                                   2,942,736         --       2,942,736            --         2,942,736
JPVF International Equity                              6,258,679         --       6,258,679         9,639         6,249,040
JPVF Mid-Cap Growth                                    1,656,468         --       1,656,468            --         1,656,468
JPVF Mid-Cap Value                                     3,559,308         --       3,559,308         9,579         3,549,729
JPVF Money Market                                      8,377,957         --       8,377,957            --         8,377,957
JPVF S&P 500 Index                                    24,934,553         --      24,934,553            --        24,934,553
JPVF Small Company                                     3,129,896         67       3,129,963            --         3,129,963
JPVF Small-Cap Value                                   3,275,048         --       3,275,048            --         3,275,048
JPVF Strategic Growth                                  4,997,121         --       4,997,121            --         4,997,121
JPVF Value                                             5,280,877         --       5,280,877            --         5,280,877
JPVF World Growth Stock                                6,835,599     30,594       6,866,193            --         6,866,193
MFS VIT Research                                       1,743,773         67       1,743,840            --         1,743,840
MFS VIT Utilities                                      4,171,170        193       4,171,363            --         4,171,363
PIMCO VIT Total Return                                17,004,367         --      17,004,367         9,629        16,994,738
ProFund VP Asia 30                                       600,198         --         600,198            --           600,198
ProFund VP Europe 30                                      99,063         --          99,063            --            99,063
ProFund VP Financials                                    386,601         --         386,601            --           386,601
ProFund VP Health Care                                   169,272         --         169,272            --           169,272
ProFund VP Large-Cap Growth                               97,276         --          97,276            --            97,276
ProFund VP Large-Cap Value                               252,984         --         252,984            --           252,984
ProFund VP Rising Rates Opportunity                       93,605         --          93,605            --            93,605
ProFund VP Small-Cap Growth                              144,949         --         144,949            --           144,949
ProFund VP Small-Cap Value                               133,104         --         133,104            --           133,104
ProFund VP Technology                                    260,685         --         260,685         9,537           251,148
ProFund VP U.S. Government Plus                          315,207         --         315,207            --           315,207
T. Rowe Price Mid-Cap Growth Class II                  1,120,732         --       1,120,732            --         1,120,732
Vanguard VIF Mid-Cap Index                             4,684,908         --       4,684,908            --         4,684,908
Vanguard VIF REIT Index                                3,746,597         --       3,746,597         9,655         3,736,942
Vanguard VIF Small Company Growth                      3,891,570        193       3,891,763            --         3,891,763

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

                                                      DIVIDENDS    MORTALITY        NET
                                                        FROM      AND EXPENSE   INVESTMENT
                                                     INVESTMENT    GUARANTEE      INCOME
SUBACCOUNT                                             INCOME       CHARGES       (LOSS)
------------------------------------------------------------------------------------------
American Century VP International                     $ 22,545     $ (14,843)    $  7,702
American Century VP Value Class 2                       16,747       (14,982)       1,765
American Funds Growth Class 2                           70,528       (82,193)     (11,665)
American Funds Growth-Income Class 2                   106,689       (66,475)      40,214
DWS VIP Small Cap Index Service Class                    6,092       (14,676)      (8,584)
Fidelity VIP Contra                                    178,242      (137,392)      40,850
Fidelity VIP Equity-Income                             295,305       (88,517)     206,788
Fidelity VIP Growth                                     23,918       (61,793)     (37,875)
Fidelity VIP Investment Grade Bond Service Class 2      86,363       (23,413)      62,950
Fidelity VIP Mid Cap Service Class 2                     6,250       (35,652)     (29,402)
FTVIPT Franklin Small Cap Value Securities Class 2      14,909       (23,944)      (9,035)
FTVIPT Templeton Foreign Securities Class 2            147,780      (120,001)      27,779
Goldman Sachs VIT Capital Growth                           658        (6,171)      (5,513)
JPMorgan Bond                                          217,231       (36,636)     180,595
JPMorgan International Equity                           49,177       (32,307)      16,870
JPMorgan Small Company                                      --       (23,851)     (23,851)
JPMorgan U.S. Large Cap Core Equity                     59,042       (39,469)      19,573
JPVF Balanced                                          107,702       (52,445)      55,257
JPVF Capital Growth                                        388       (93,656)     (93,268)
JPVF Growth                                             15,181       (45,625)     (30,444)
JPVF High Yield Bond                                   182,987       (26,311)     156,676
JPVF International Equity                                3,672       (53,957)     (50,285)
JPVF Mid-Cap Growth                                         --       (17,110)     (17,110)
JPVF Mid-Cap Value                                          --       (32,586)     (32,586)
JPVF Money Market                                      251,562       (94,892)     156,670
JPVF S&P 500 Index                                     360,411      (235,266)     125,145
JPVF Small Company                                          --       (30,150)     (30,150)
JPVF Small-Cap Value                                        --       (31,394)     (31,394)
JPVF Strategic Growth                                   10,618       (47,310)     (36,692)
JPVF Value                                              56,856       (47,841)       9,015
JPVF World Growth Stock                                 76,949       (56,350)      20,599
MFS VIT Research                                         8,886       (17,265)      (8,379)
MFS VIT Utilities                                       71,416       (36,236)      35,180
PIMCO VIT Total Return                                 722,844      (163,910)     558,934
ProFund VP Asia 30                                       2,612        (4,808)      (2,196)
ProFund VP Europe 30                                       343           (14)         329
ProFund VP Financials                                    2,097        (3,523)      (1,426)
ProFund VP Health Care                                      --        (1,677)      (1,677)
ProFund VP Large-Cap Growth                                 --           (13)         (13)
ProFund VP Large-Cap Value                                 363           (35)         328
ProFund VP Rising Rates Opportunity                      1,576           (13)       1,563
ProFund VP Small-Cap Growth                                 --        (1,144)      (1,144)
ProFund VP Small-Cap Value                                  --           (18)         (18)
ProFund VP Technology                                       --        (2,049)      (2,049)
ProFund VP U.S. Government Plus                          8,971        (2,525)       6,446
T. Rowe Price Mid-Cap Growth Class II                       --       (12,082)     (12,082)
Vanguard VIF Mid-Cap Index                              45,157       (43,829)       1,328
Vanguard VIF REIT Index                                 63,645       (33,282)      30,363
Vanguard VIF Small Company Growth                       12,769       (35,718)     (22,949)

See accompanying notes.

                                                         NET        DIVIDENDS     TOTAL NET       NET CHANGE      NET INCREASE
                                                       REALIZED      FROM NET      REALIZED     IN UNREALIZED    IN NET ASSETS
                                                         GAIN        REALIZED    GAIN (LOSS)   APPRECIATION OR     RESULTING
                                                     (LOSS) ON       GAIN ON         ON          DEPRECIATION         FROM
SUBACCOUNT                                           INVESTMENTS   INVESTMENTS   INVESTMENTS    ON INVESTMENTS     OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
American Century VP International                     $  60,214     $       --    $   60,214      $  261,676       $  329,592
American Century VP Value Class 2                         2,364        118,799       121,163         126,836          249,764
American Funds Growth Class 2                           117,565         50,794       168,359         567,868          724,562
American Funds Growth-Income Class 2                    130,638        156,017       286,655         558,621          885,490
DWS VIP Small Cap Index Service Class                    79,622         70,263       149,885          80,739          222,040
Fidelity VIP Contra                                     605,396      1,139,789     1,745,185        (442,241)       1,343,794
Fidelity VIP Equity-Income                              176,807      1,076,878     1,253,685          86,802        1,547,275
Fidelity VIP Growth                                      20,579             --        20,579         369,709          352,413
Fidelity VIP Investment Grade Bond Service Class 2      (26,185)         5,420       (20,765)         37,431           79,616
Fidelity VIP Mid Cap Service Class 2                     58,839        416,705       475,544         (71,137)         375,005
FTVIPT Franklin Small Cap Value Securities Class 2       61,626         83,429       145,055         195,948          331,968
FTVIPT Templeton Foreign Securities Class 2             333,155             --       333,155       1,823,576        2,184,510
Goldman Sachs VIT Capital Growth                         32,546             --        32,546          20,523           47,556
JPMorgan Bond                                             9,074          9,240        18,314          (4,552)         194,357
JPMorgan International Equity                            33,687             --        33,687         911,415          961,972
JPMorgan Small Company                                  107,587        110,584       218,171         234,884          429,204
JPMorgan U.S. Large Cap Core Equity                       3,717             --         3,717         873,926          897,216
JPVF Balanced                                            95,100         25,567       120,667         499,882          675,806
JPVF Capital Growth                                    (145,276)            --      (145,276)        571,465          332,921
JPVF Growth                                              45,820             --        45,820         333,315          348,691
JPVF High Yield Bond                                        914             --           914          80,436          238,026
JPVF International Equity                               162,990             --       162,990         995,077        1,107,782
JPVF Mid-Cap Growth                                     107,639         69,517       177,156         (79,538)          80,508
JPVF Mid-Cap Value                                       73,354        356,578       429,932         102,711          500,057
JPVF Money Market                                       204,907             --       204,907         (33,492)         328,085
JPVF S&P 500 Index                                      388,352             --       388,352       2,683,596        3,197,093
JPVF Small Company                                      114,363             --       114,363         251,464          335,677
JPVF Small-Cap Value                                     56,095        337,795       393,890         (82,134)         280,362
JPVF Strategic Growth                                   (75,035)            --       (75,035)        660,279          548,552
JPVF Value                                               76,336        381,959       458,295         349,737          817,047
JPVF World Growth Stock                                 146,390        378,698       525,088         722,875        1,268,562
MFS VIT Research                                         19,089             --        19,089         143,148          153,858
MFS VIT Utilities                                       297,823        135,623       433,446         520,278          988,904
PIMCO VIT Total Return                                  (72,063)        89,852        17,789        (125,079)         451,644
ProFund VP Asia 30                                       34,303             --        34,303         114,912          147,019
ProFund VP Europe 30                                       (640)         1,959         1,319           7,602            9,250
ProFund VP Financials                                    10,152             --        10,152          44,944           53,670
ProFund VP Health Care                                    1,953             --         1,953           6,664            6,940
ProFund VP Large-Cap Growth                                 175          1,126         1,301           6,977            8,265
ProFund VP Large-Cap Value                                5,063          3,102         8,165          28,202           36,695
ProFund VP Rising Rates Opportunity                         116             --           116           5,569            7,248
ProFund VP Small-Cap Growth                              (1,045)        35,971        34,926         (21,397)          12,385
ProFund VP Small-Cap Value                                  528          4,671         5,199           8,251           13,432
ProFund VP Technology                                    10,847         18,129        28,976          (5,375)          21,552
ProFund VP U.S. Government Plus                           1,522             --         1,522           3,844           11,812
T. Rowe Price Mid-Cap Growth Class II                    69,976        137,312       207,288        (139,714)          55,492
Vanguard VIF Mid-Cap Index                              199,197        173,855       373,052         127,977          502,357
Vanguard VIF REIT Index                                 314,299        201,544       515,843         434,234          980,440
Vanguard VIF Small Company Growth                        24,557        393,286       417,843         (93,509)         301,385

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2005 AND 2006

                                                                      AMERICAN    AMERICAN     AMERICAN
                                                        AMERICAN     CENTURY VP     FUNDS        FUNDS
                                                       CENTURY VP       VALUE      GROWTH    GROWTH-INCOME
                                                      INTERNATIONAL    CLASS 2     CLASS 2      CLASS 2
                                                       SUBACCOUNT    SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2005                           $  961,120   $  730,625  $2,981,154    $2,678,780
Changes From Operations:
   - Net investment income (loss)                            1,634       (2,772)     (9,567)       26,811
   - Net realized gain (loss) on investments                25,746       83,851      79,830        60,975
   - Net change in unrealized appreciation or
     depreciation on investments                           114,636      (44,627)    759,986       180,117
                                                        ----------   ----------  ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                         142,016       36,452     830,249       267,903
Changes From Unit Transactions:
   - Contract purchases                                    161,107      195,173   1,401,805     1,355,290
   - Contract withdrawals                                  (57,566)     (32,646)   (247,838)     (229,561)
   - Contract transfers                                     77,369      173,926   1,915,909     1,759,798
                                                        ----------   ----------  ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                  180,910      336,453   3,069,876     2,885,527
                                                        ----------   ----------  ----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    322,926      372,905   3,900,125     3,153,430
                                                        ----------   ----------  ----------    ----------
NET ASSETS AT DECEMBER 31, 2005                          1,284,046    1,103,530   6,881,279     5,832,210
Changes From Operations:
   - Net investment income (loss)                            7,702        1,765     (11,665)       40,214
   - Net realized gain (loss) on investments                60,214      121,163     168,359       286,655
   - Net change in unrealized appreciation or
     depreciation on investments                           261,676      126,836     567,868       558,621
                                                        ----------   ----------  ----------    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       329,592      249,764     724,562       885,490
Changes From Unit Transactions:
   - Contract purchases                                    228,722      242,790   1,339,991     1,339,586
   - Contract withdrawals                                  (72,068)     (56,812)   (277,480)     (242,436)
   - Contract transfers                                     66,953      321,418     687,489      (489,168)
                                                        ----------   ----------  ----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                       223,607      507,396   1,750,000       607,982
                                                        ----------   ----------  ----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    553,199      757,160   2,474,562     1,493,472
                                                        ----------   ----------  ----------    ----------
NET ASSETS AT DECEMBER 31, 2006                         $1,837,245   $1,860,690  $9,355,841    $7,325,682
                                                        ==========   ==========  ==========    ==========

See accompanying notes.

                                                                                                               FIDELITY VIP
                                                         DWS VIP                                                INVESTMENT
                                                        SMALL CAP                                               GRADE BOND
                                                      INDEX SERVICE    FIDELITY   FIDELITY VIP   FIDELITY VIP     SERVICE
                                                          CLASS       VIP CONTRA  EQUITY-INCOME     GROWTH        CLASS 2
                                                       SUBACCOUNT     SUBACCOUNT   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2005                           $1,308,442   $ 9,522,986    $8,004,352    $ 7,117,598   $  957,897
Changes From Operations:
   - Net investment income (loss)                           (6,945)      (78,251)       48,005        (32,361)      22,519
   - Net realized gain (loss) on investments               105,243       162,379       415,159       (106,614)      22,116
   - Net change in unrealized appreciation or
     depreciation on investments                           (68,631)    1,582,150       (59,982)       439,746      (29,059)
                                                        ----------   -----------    ----------    -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                          29,667     1,666,278       403,182        300,771       15,576
Changes From Unit Transactions:
   - Contract purchases                                    210,108     1,438,139     1,132,849      1,025,437      649,873
   - Contract withdrawals                                  (53,987)     (545,337)     (400,614)      (369,025)     (90,646)
   - Contract transfers                                   (266,384)      901,628      (765,916)    (1,798,203)     647,794
                                                        ----------   -----------    ----------    -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                 (110,263)    1,794,430       (33,681)    (1,141,791)   1,207,021
                                                        ----------   -----------    ----------    -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (80,596)    3,460,708       369,501       (841,020)   1,222,597
                                                        ----------   -----------    ----------    -----------   ----------
NET ASSETS AT DECEMBER 31, 2005                          1,227,846    12,983,694     8,373,853      6,276,578    2,180,494
Changes From Operations:
   - Net investment income (loss)                           (8,584)       40,850       206,788        (37,875)      62,950
   - Net realized gain (loss) on investments               149,885     1,745,185     1,253,685         20,579      (20,765)
   - Net change in unrealized appreciation or
     depreciation on investments                            80,739      (442,241)       86,802        369,709       37,431
                                                        ----------   -----------    ----------    -----------   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       222,040     1,343,794     1,547,275        352,413       79,616
Changes From Unit Transactions:
   - Contract purchases                                    162,885     1,433,012       884,875        699,888      497,401
   - Contract withdrawals                                  (58,102)     (789,605)     (471,954)      (423,616)    (141,567)
   - Contract transfers                                     22,518      (655,057)     (583,462)      (731,526)     (88,366)
                                                        ----------   -----------    ----------    -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                       127,301       (11,650)     (170,541)      (455,254)     267,468
                                                        ----------   -----------    ----------    -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    349,341     1,332,144     1,376,734       (102,841)     347,084
                                                        ----------   -----------    ----------    -----------   ----------
NET ASSETS AT DECEMBER 31, 2006                         $1,577,187   $14,315,838    $9,750,587    $ 6,173,737   $2,527,578
                                                        ==========   ===========    ==========    ===========   ==========

                                                                      FTVIPT
                                                                     FRANKLIN      FTVIPT
                                                      FIDELITY VIP   SMALL CAP    TEMPLETON    GOLDMAN
                                                         MID CAP       VALUE       FOREIGN    SACHS VIT
                                                         SERVICE    SECURITIES   SECURITIES    CAPITAL
                                                         CLASS 2      CLASS 2      CLASS 2     GROWTH
                                                       SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
--------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2005                          $1,000,019   $  577,116  $ 8,788,942   $ 431,883
Changes From Operations:
   - Net investment income (loss)                         (22,547)      (3,067)      13,937      (4,142)
   - Net realized gain (loss) on investments               92,254       39,517      376,503       5,820
   - Net change in unrealized appreciation or
     depreciation on investments                          323,591       73,496      497,281      16,944
                                                       ----------   ----------  -----------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        393,298      109,946      887,721      18,622
Changes From Unit Transactions:
   - Contract purchases                                   492,067      320,501    1,533,787     145,095
   - Contract withdrawals                                 (95,167)     (55,409)    (312,413)    (29,203)
   - Contract transfers                                 1,360,160      890,877     (338,542)     16,891
                                                       ----------   ----------  -----------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               1,757,060    1,155,969      882,832     132,783
                                                       ----------   ----------  -----------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 2,150,358    1,265,915    1,770,553     151,405
                                                       ----------   ----------  -----------   ---------
NET ASSETS AT DECEMBER 31, 2005                         3,150,377    1,843,031   10,559,495     583,288
Changes From Operations:
   - Net investment income (loss)                         (29,402)      (9,035)      27,779      (5,513)
   - Net realized gain (loss) on investments              475,544      145,055      333,155      32,546
   - Net change in unrealized appreciation or
     depreciation on investments                          (71,137)     195,948    1,823,576      20,523
                                                       ----------   ----------  -----------   ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      375,005      331,968    2,184,510      47,556
Changes From Unit Transactions:
   - Contract purchases                                   481,257      315,389    1,281,002     106,370
   - Contract withdrawals                                (135,007)     (88,684)    (397,671)   (194,844)
   - Contract transfers                                     4,130      283,714      (34,418)     (9,698)
                                                       ----------   ----------  -----------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      350,380      510,419      848,913     (98,172)
                                                       ----------   ----------  -----------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   725,385      842,387    3,033,423     (50,616)
                                                       ----------   ----------  -----------   ---------
NET ASSETS AT DECEMBER 31, 2006                        $3,875,762   $2,685,418  $13,592,918   $ 532,672
                                                       ==========   ==========  ===========   =========

                                                                                               JPMORGAN
                                                                     JPMORGAN      JPMORGAN   U.S. LARGE
                                                       JPMORGAN    INTERNATIONAL     SMALL     CAP CORE
                                                         BOND         EQUITY        COMPANY     EQUITY
                                                      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT  SUBACCOUNT
----------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2005                         $ 6,815,261    $4,728,003   $3,981,242  $6,596,886
Changes From Operations:
   - Net investment income (loss)                         192,201        12,267      (23,731)     40,547
   - Net realized gain (loss) on investments              175,496       (21,189)     558,219     (65,286)
   - Net change in unrealized appreciation or
     depreciation on investments                         (238,482)      390,434     (448,981)     53,869
                                                      -----------    ----------   ----------  ----------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS                                     129,215       381,512       85,507      29,130
   Changes From Unit Transactions:
   - Contract purchases                                     6,119        15,270        3,100       3,210
   - Contract withdrawals                              (1,378,296)     (573,320)    (316,034)   (609,344)
   - Contract transfers                                     3,808      (181,882)     (91,850)   (205,774)
                                                      -----------    ----------   ----------  ----------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM UNIT TRANSACTIONS                           (1,368,369)     (739,932)    (404,784)   (811,908)
                                                      -----------    ----------   ----------  ----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS             (1,239,154)     (358,420)    (319,277)   (782,778)
                                                      -----------    ----------   ----------  ----------
   NET ASSETS AT DECEMBER 31, 2005                      5,576,107     4,369,583    3,661,965   5,814,108
   Changes From Operations:
   - Net investment income (loss)                         180,595        16,870      (23,851)     19,573
   - Net realized gain (loss) on investments               18,314        33,687      218,171       3,717
   - Net change in unrealized appreciation or
     depreciation on investments                           (4,552)      911,415      234,884     873,926
                                                      -----------    ----------   ----------  ----------
   NET INCREASE IN NET ASSETS RESULTING FROM
      OPERATIONS                                          194,357       961,972      429,204     897,216
   Changes From Unit Transactions:
    - Contract purchases                                    6,074        15,020        3,215       3,176
    - Contract withdrawals                               (211,178)     (163,980)     (90,702)   (145,904)
    - Contract transfers                                  245,587       463,921     (622,396)    (75,695)
                                                      -----------    ----------   ----------  ----------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM UNIT TRANSACTIONS                               40,483       314,961     (709,883)   (218,423)
                                                      -----------    ----------   ----------  ----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                234,840     1,276,933     (280,679)    678,793
                                                      -----------    ----------   ----------  ----------
   NET ASSETS AT DECEMBER 31, 2006                    $ 5,810,947    $5,646,516   $3,381,286  $6,492,901
                                                      ===========    ==========   ==========  ==========

See accompanying notes.

                                                                      JPVF                                 JPVF          JPVF
                                                          JPVF       CAPITAL      JPVF      JPVF HIGH  INTERNATIONAL    MID-CAP
                                                        BALANCED     GROWTH      GROWTH    YIELD BOND     EQUITY        GROWTH
                                                       SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2005                         $ 5,232,781  $9,400,934  $4,070,481  $1,980,945    $3,372,150   $1,168,454
Changes From Operations:
   - Net investment income (loss)                          63,809     (77,937)    (41,158)    105,070       (18,605)     (13,275)
   - Net realized gain (loss) on investments              154,439    (286,617)    (29,553)      7,733        49,550       29,859
   - Net change in unrealized appreciation or
     depreciation on investments                             (285)    697,174     583,154     (87,646)      695,080      130,174
                                                      -----------  ----------  ----------  ----------    ----------   ----------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS                                     217,963     332,620     512,443      25,157       726,025      146,758
   Changes From Unit Transactions:
   - Contract purchases                                   791,656   1,213,917     365,834     479,701       564,173      182,714
   - Contract withdrawals                                (319,920)   (595,632)   (229,453)   (108,777)     (218,742)     (51,550)
   - Contract transfers                                (1,411,706)   (845,308)   (227,544)    104,738       197,892      242,896
                                                      -----------  ----------  ----------  ----------    ----------   ----------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM UNIT TRANSACTIONS                             (939,970)   (227,023)    (91,163)    475,662       543,323      374,060
                                                      -----------  ----------  ----------  ----------    ----------   ----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS               (722,007)    105,597     421,280     500,819     1,269,348      520,818
                                                      -----------  ----------  ----------  ----------    ----------   ----------
   NET ASSETS AT DECEMBER 31, 2005                      4,510,774   9,506,531   4,491,761   2,481,764     4,641,498    1,689,272
   Changes From Operations:
   - Net investment income (loss)                          55,257     (93,268)    (30,444)    156,676       (50,285)     (17,110)
   - Net realized gain (loss) on investments              120,667    (145,276)     45,820         914       162,990      177,156
   - Net change in unrealized appreciation or
     depreciation on investments                          499,882     571,465     333,315      80,436       995,077      (79,538)
                                                      -----------  ----------  ----------  ----------    ----------   ----------
   NET INCREASE IN NET ASSETS RESULTING FROM
      OPERATIONS                                          675,806     332,921     348,691     238,026     1,107,782       80,508
   Changes From Unit Transactions:
    - Contract purchases                                  556,212   1,067,763     383,195     491,730       647,476      185,523
    - Contract withdrawals                               (430,536)   (572,822)   (260,630)   (186,481)     (352,508)     (60,950)
    - Contract transfers                                  635,874    (841,784)   (307,621)    (82,303)      204,792     (237,885)
                                                      -----------  ----------  ----------  ----------    ----------   ----------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM UNIT TRANSACTIONS                              761,550    (346,843)   (185,056)    222,946       499,760     (113,312)
                                                      -----------  ----------  ----------  ----------    ----------   ----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS              1,437,356     (13,922)    163,635     460,972     1,607,542      (32,804)
                                                      -----------  ----------  ----------  ----------    ----------   ----------
   NET ASSETS AT DECEMBER 31, 2006                    $ 5,948,130  $9,492,609  $4,655,396  $2,942,736    $6,249,040   $1,656,468
                                                      ===========  ==========  ==========  ==========    ==========   ==========

                                                         JPVF
                                                        MID-CAP       JPVF          JPVF
                                                         VALUE    MONEY MARKET  S&P 500 INDEX
                                                      SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2005                         $2,369,356   $8,150,762    $23,176,878
Changes From Operations:
   - Net investment income (loss)                        (25,580)     (36,287)       161,994
   - Net realized gain (loss) on investments             304,265       30,847        269,652
   - Net change in unrealized appreciation or
     depreciation on investments                         (48,055)     208,913        383,066
                                                      ----------   ----------    -----------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS                                    230,630      203,473        814,712
   Changes From Unit Transactions:
   - Contract purchases                                  315,539    3,822,090      3,082,340
   - Contract withdrawals                               (104,196)    (924,953)    (1,078,040)
   - Contract transfers                                  228,953    4,777,550     (3,518,166)
                                                      ----------   ----------    -----------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM UNIT TRANSACTIONS                             440,296    7,674,687     (1,513,866)
                                                      ----------   ----------    -----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS               670,926    7,878,160       (699,154)
                                                      ----------   ----------    -----------
   NET ASSETS AT DECEMBER 31, 2005                     3,040,282   16,028,922     22,477,724
   Changes From Operations:
   - Net investment income (loss)                        (32,586)     156,670        125,145
   - Net realized gain (loss) on investments             429,932      204,907        388,352
   - Net change in unrealized appreciation or
     depreciation on investments                         102,711      (33,492)     2,683,596
                                                      ----------   ----------    -----------
   NET INCREASE IN NET ASSETS RESULTING FROM
      OPERATIONS                                         500,057      328,085      3,197,093
   Changes From Unit Transactions:
    - Contract purchases                                 303,357    2,390,049      2,327,565
    - Contract withdrawals                              (133,367)  (6,395,117)    (1,302,609)
    - Contract transfers                                (160,600)  (3,973,982)    (1,765,220)
                                                      ----------   ----------    -----------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM UNIT TRANSACTIONS                               9,390   (7,979,050)      (740,264)
                                                      ----------   ----------    -----------
   TOTAL INCREASE (DECREASE) IN NET ASSETS               509,447   (7,650,965)     2,456,829
                                                      ----------   ----------    -----------
   NET ASSETS AT DECEMBER 31, 2006                    $3,549,729   $8,377,957    $24,934,553
                                                      ==========   ==========    ===========

                                                                     JPVF        JPVF
                                                      JPVF SMALL   SMALL-CAP   STRATEGIC     JPVF
                                                        COMPANY      VALUE      GROWTH       VALUE
                                                      SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
-----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2005                         $2,606,741  $3,118,653  $4,620,189  $3,918,520
Changes From Operations:
   - Net investment income (loss)                        (25,344)    (27,985)    (22,769)      9,370
   - Net realized gain (loss) on investments              79,205     408,978    (217,407)    107,340
   - Net change in unrealized appreciation or
     depreciation on investments                         217,077    (285,656)    459,914     175,152
                                                      ----------  ----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       270,938      95,337     219,738     291,862
Changes From Unit Transactions:
   - Contract purchases                                  295,108     456,221     608,749     478,722
   - Contract withdrawals                               (117,738)   (103,378)   (253,975)   (208,910)
   - Contract transfers                                 (336,218)   (566,987)   (587,861)     (3,259)
                                                      ----------  ----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                    (158,848)   (214,144)   (233,087)    266,553
                                                      ----------  ----------  ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  112,090    (118,807)    (13,349)    558,415
                                                      ----------  ----------  ----------  ----------
NET ASSETS AT DECEMBER 31, 2005                        2,718,831   2,999,846   4,606,840   4,476,935
Changes From Operations:
   - Net investment income (loss)                        (30,150)    (31,394)    (36,692)      9,015
   - Net realized gain (loss) on investments             114,363     393,890     (75,035)    458,295
   - Net change in unrealized appreciation or
     depreciation on investments                         251,464     (82,134)    660,279     349,737
                                                      ----------  ----------  ----------  ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     335,677     280,362     548,552     817,047
Changes From Unit Transactions:
   - Contract purchases                                  265,148     424,389     548,802     488,677
   - Contract withdrawals                               (142,293)   (104,432)   (291,827)   (337,861)
   - Contract transfers                                  (47,400)   (325,117)   (415,246)   (163,921)
                                                      ----------  ----------  ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      75,455      (5,160)   (158,271)    (13,105)
                                                      ----------  ----------  ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  411,132     275,202     390,281     803,942
                                                      ----------  ----------  ----------  ----------
NET ASSETS AT DECEMBER 31, 2006                       $3,129,963  $3,275,048  $4,997,121  $5,280,877
                                                      ==========  ==========  ==========  ==========

See accompanying notes.


                                                       JPVF WORLD     MFS VIT     MFS VIT     PIMCO VIT   PROFUND VP
                                                      GROWTH STOCK   RESEARCH    UTILITIES  TOTAL RETURN    ASIA 30
                                                       SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2005                          $2,937,892   $1,603,995  $2,855,067  $10,106,801    $  3,626
Changes From Operations:
   - Net investment income (loss)                          11,854       (8,532)    (13,512)     348,753        (661)
   - Net realized gain (loss) on investments              112,390          160     387,932      311,120       4,346
   - Net change in unrealized appreciation or
     depreciation on investments                          203,970      117,593     101,353     (449,268)     29,738
                                                       ----------   ----------  ----------  -----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        328,214      109,221     475,773      210,605      33,423
Changes From Unit Transactions:
   - Contract purchases                                   605,556      176,119     349,112    3,358,332      13,389
   - Contract withdrawals                                (216,195)    (115,285)   (217,337)    (605,029)    (14,192)
   - Contract transfers                                   964,798      (51,022)     57,487    1,995,009     237,986
                                                       ----------   ----------  ----------  -----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                    1,354,159        9,812     189,262    4,748,312     237,183
                                                       ----------   ----------  ----------  -----------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 1,682,373      119,033     665,035    4,958,917     270,606
                                                       ----------   ----------  ----------  -----------    --------
NET ASSETS AT DECEMBER 31, 2005                         4,620,265    1,723,028   3,520,102   15,065,718     274,232
Changes From Operations:
   - Net investment income (loss)                          20,599       (8,379)     35,180      558,934      (2,196)
   - Net realized gain (loss) on investments              525,088       19,089     433,446       17,789      34,303
   - Net change in unrealized appreciation or
     depreciation on investments                          722,875      143,148     520,278     (125,079)    114,912
                                                       ----------   ----------  ----------  -----------    --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    1,268,562      153,858     988,904      451,644     147,019
Changes From Unit Transactions:
   - Contract purchases                                   752,016      153,925     327,400    2,751,753      52,211
   - Contract withdrawals                                (385,800)    (121,009)   (179,353)    (874,517)    (21,666)
   - Contract transfers                                   611,150     (165,962)   (485,690)    (399,860)    148,402
                                                       ----------   ----------  ----------  -----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      977,366     (133,046)   (337,643)   1,477,376     178,947
                                                       ----------   ----------  ----------  -----------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 2,245,928       20,812     651,261    1,929,020     325,966
                                                       ----------   ----------  ----------  -----------    --------
NET ASSETS AT DECEMBER 31, 2006                        $6,866,193   $1,743,840  $4,171,363  $16,994,738    $600,198
                                                       ==========   ==========  ==========  ===========    ========

                                                                                           PROFUND VP
                                                      PROFUND VP  PROFUND VP  PROFUND VP    LARGE-CAP
                                                       EUROPE 30  FINANCIALS  HEALTH CARE    GROWTH
                                                      SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
-----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2005                          $ 8,172     $223,119    $ 86,479     $ 5,313
Changes From Operations:
   - Net investment income (loss)                           66         (369)     (1,261)          3
   - Net realized gain (loss) on investments             6,202        8,000       5,503        (133)
   - Net change in unrealized appreciation or
     depreciation on investments                          (941)       4,414       2,889       1,292
                                                       -------     --------    --------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       5,327       12,045       7,131       1,162
Changes From Unit Transactions:
   - Contract purchases                                 10,456       34,706      44,903      21,244
   - Contract withdrawals                               (3,810)     (12,387)    (11,639)     (4,163)
   - Contract transfers                                 38,062       76,227      36,499      40,158
                                                       -------     --------    --------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                    44,708       98,546      69,763      57,239
                                                       -------     --------    --------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 50,035      110,591      76,894      58,401
                                                       -------     --------    --------     -------
NET ASSETS AT DECEMBER 31, 2005                         58,207      333,710     163,373      63,714
Changes From Operations:
   - Net investment income (loss)                          329       (1,426)     (1,677)        (13)
   - Net realized gain (loss) on investments             1,319       10,152       1,953       1,301
   - Net change in unrealized appreciation or
     depreciation on investments                         7,602       44,944       6,664       6,977
                                                       -------     --------    --------     -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     9,250       53,670       6,940       8,265
Changes From Unit Transactions:
   - Contract purchases                                 24,089       44,187      38,754      22,646
   - Contract withdrawals                               (6,017)     (12,941)     (8,554)     (4,613)
   - Contract transfers                                 13,534      (32,025)    (31,241)      7,264
                                                       -------     --------    --------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                    31,606         (779)     (1,041)     25,297
                                                       -------     --------    --------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 40,856       52,891       5,899      33,562
                                                       -------     --------    --------     -------
NET ASSETS AT DECEMBER 31, 2006                        $99,063     $386,601    $169,272     $97,276
                                                       =======     ========    ========     =======


                                                      PROFUND VP    PROFUND VP    PROFUND VP   PROFUND VP
                                                       LARGE-CAP   RISING RATES    SMALL-CAP    SMALL-CAP
                                                         VALUE      OPPORTUNITY     GROWTH        VALUE
                                                      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2005                          $  7,564       $35,027      $ 19,224     $ 50,694
Changes From Operations:
   - Net investment income (loss)                             1            --            --           --
   - Net realized gain (loss) on investments              2,018        (1,190)        4,999        4,128
   - Net change in unrealized appreciation
     or depreciation on investments                       4,233        (2,915)        4,410       (1,946)
                                                       --------       -------      --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                             6,252        (4,105)        9,409        2,182
Changes From Unit Transactions:
   - Contract purchases                                  18,350        30,510        13,064       12,856
   - Contract withdrawals                                (6,077)       (4,821)       (5,163)      (3,703)
   - Contract transfers                                  84,801        14,193       110,089        2,867
                                                       --------       -------      --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT  TRANSACTIONS                                    97,074        39,882       117,990       12,020
                                                       --------       -------      --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 103,326        35,777       127,399       14,202
                                                       --------       -------      --------     --------
NET ASSETS AT DECEMBER 31, 2005                         110,890        70,804       146,623       64,896
Changes From Operations:
   - Net investment income (loss)                           328         1,563        (1,144)         (18)
   - Net realized gain (loss) on investments              8,165           116        34,926        5,199
   - Net change in unrealized appreciation
     or depreciation on investments                      28,202         5,569       (21,397)       8,251
                                                       --------       -------      --------     --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     36,695         7,248        12,385       13,432
Changes From Unit Transactions:
   - Contract purchases                                  40,966        15,586        14,244       16,704
   - Contract withdrawals                               (11,830)       (5,871)       (6,841)      (5,435)
   - Contract transfers                                  76,263         5,838       (21,462)      43,507
                                                       --------       -------      --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT  TRANSACTIONS                                   105,399        15,553       (14,059)      54,776
                                                       --------       -------      --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 142,094        22,801        (1,674)      68,208
                                                       --------       -------      --------     --------
NET ASSETS AT DECEMBER 31, 2006                        $252,984       $93,605      $144,949     $133,104
                                                       ========       =======      ========     ========

See accompanying notes.

                                                                   PROFUND VP     T. ROWE                                VANGUARD
                                                                       U.S.     PRICE MID-     VANGUARD     VANGUARD     VIF SMALL
                                                      PROFUND VP   GOVERNMENT   CAP GROWTH   VIF MID-CAP    VIF REIT      COMPANY
                                                      TECHNOLOGY      PLUS       CLASS II       INDEX        INDEX        GROWTH
                                                      SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2005                          $181,646     $ 62,731    $1,024,637    $2,440,487   $2,436,545   $1,860,330
Changes From Operations:
   - Net investment income (loss)                        (1,120)       1,138       (10,264)       (2,981)      55,409      (26,008)
   - Net realized gain (loss) on investments             11,215        4,364        95,132        89,994      290,751      160,955
   - Net change in unrealized appreciation
     or depreciation on investments                      (8,230)        (108)       50,970       342,205      (19,811)      42,706
                                                       --------     --------    ----------    ----------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS                                             1,865        5,394       135,838       429,218      326,349      177,653
Changes From Unit Transactions:
   - Contract purchases                                  55,959       40,478        59,238       693,031      358,658      637,567
   - Contract withdrawals                               (12,431)      (7,038)      (28,452)     (124,861)    (120,176)    (106,420)
   - Contract transfers                                 (25,772)      17,205         8,057       425,696      (25,581)     663,746
                                                       --------     --------    ----------    ----------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                     17,756       50,645        38,843       993,866      212,901    1,194,893
                                                       --------     --------    ----------    ----------   ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  19,621       56,039       174,681     1,423,084      539,250    1,372,546
                                                       --------     --------    ----------    ----------   ----------   ----------
NET ASSETS AT DECEMBER 31, 2005                         201,267      118,770     1,199,318     3,863,571    2,975,795    3,232,876
Changes From Operations:
   - Net investment income (loss)                        (2,049)       6,446       (12,082)        1,328       30,363      (22,949)
   - Net realized gain (loss) on investments             28,976        1,522       207,288       373,052      515,843      417,843
   - Net change in unrealized appreciation
     or depreciation on investments                      (5,375)       3,844      (139,714)      127,977      434,234      (93,509)
                                                       --------     --------    ----------    ----------   ----------   ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     21,552       11,812        55,492       502,357      980,440      301,385
Changes From Unit Transactions:
   - Contract purchases                                  31,137      135,045        34,057       505,381      329,986      588,015
   - Contract withdrawals                                (9,006)     (18,243)     (181,228)     (176,892)    (144,858)    (132,834)
   - Contract transfers                                   6,198       67,823        13,093        (9,509)    (404,421)     (97,679)
                                                       --------     --------    ----------    ----------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                     28,329      184,625      (134,078)      318,980     (219,293)     357,502
                                                       --------     --------    ----------    ----------   ----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  49,881      196,437       (78,586)      821,337      761,147      658,887
                                                       --------     --------    ----------    ----------   ----------   ----------
NET ASSETS AT DECEMBER 31, 2006                        $251,148     $315,207    $1,120,732    $4,684,908   $3,736,942   $3,891,763
                                                       ========     ========    ==========    ==========   ==========   ==========

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: JPF Separate Account C (the Variable Account) is a segregated investment account of Jefferson-Pilot Financial Insurance Company (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The Variable Account offers two products (Ensemble SL and Heritage).

The assets of the Variable Account are owned by the Company. The portion of Variable Account's assets supporting the variable life policies may not be used to satisfy liabilities arising from any other business of the Company.

During 2007, Jefferson-Pilot Financial Insurance Company will merge into The Lincoln National Life Insurance Company. Pursuant to the merger, the segregated investment account, JPF Separate Account C, will be transferred to The Lincoln National Life Insurance Company. The transfer will not affect the assets and liabilities of the segregated investment account, JPF Separate Account C.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of forty-nine mutual funds (the Funds) of thirteen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP International Portfolio
   American Century VP Value Class 2 Portfolio

American Funds Insurance Series (American Funds):
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 2 Fund

DWS Scudder Investments VIT Funds (DWS VIP):
   DWS VIP Small Cap Index Service Class Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Contrafund Portfolio
   Fidelity VIP Equity-Income Portfolio
   Fidelity VIP Growth Portfolio
   Fidelity VIP Investment Grade Bond Service Class 2 Portfolio
   Fidelity VIP Mid Cap Service Class 2 Portfolio

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
   FTVIPT Franklin Small Cap Value Securities Class 2 Fund
   FTVIPT Templeton Foreign Securities Class 2 Fund

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):
   Goldman Sachs VIT Capital Growth Fund

J.P. Morgan Series Trust (JPMorgan):
   JPMorgan Bond Fund
   JPMorgan International Equity Fund
   JPMorgan Small Company Fund
   JPMorgan U.S. Large Cap Core Equity Fund

Jefferson-Pilot Variable Fund (JPVF)*:
   JPVF Balanced Fund
   JPVF Capital Growth Fund
   JPVF Growth Fund
   JPVF High Yield Bond Fund
   JPVF International Equity Fund
   JPVF Mid-Cap Growth Fund
   JPVF Mid-Cap Value Fund
   JPVF Money Market Fund
   JPVF S&P 500 Index Fund
   JPVF Small Company Fund
   JPVF Small-Cap Value Fund
   JPVF Strategic Growth Fund
   JPVF Value Fund
   JPVF World Growth Stock Fund

MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Research Series
   MFS VIT Utilities Series

PIMCO Advisors VIT (PIMCO VIT):
   PIMCO VIT Total Return Portfolio

ProFunds VP (ProFund VP):
   ProFund VP Asia 30 Fund
   ProFund VP Europe 30 Fund
   ProFund VP Financials Fund
   ProFund VP Health Care Fund
   ProFund VP Large-Cap Growth Fund
   ProFund VP Large-Cap Value Fund
   ProFund VP Rising Rates Opportunity Fund
   ProFund VP Small-Cap Growth Fund
   ProFund VP Small-Cap Value Fund
   ProFund VP Technology Fund
   ProFund VP U.S. Government Plus Fund

T. Rowe Price International Series, Inc. (T. Rowe Price):
   T. Rowe Price Mid-Cap Growth Portfolio

Vanguard Variable Insurance Fund (Vanguard VIF):
   Vanguard VIF Mid-Cap Index Portfolio
   Vanguard VIF REIT Index Portfolio
   Vanguard VIF Small Company Growth Portfolio

*    Denotes an affiliate of Jefferson-Pilot Financial Insurance Company

Investments in the Funds are stated at the closing net asset value per share on December 31, 2006, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

Investment transactions are accounted for on a trade date-basis. The cost of investments sold is determined by the average-cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statement of operations. The rates are as follows for the two policy types within the Variable Account:

- Ensemble SL - annual rate of 1.00% for policy years one through ten and .40% thereafter.

-    Heritage - annual rate of .65%.

Prior to the allocation of premiums to the Variable Account, the Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2006 and 2005 amounted to $644,803 and $757,698, respectively.

The Company may charge a monthly administrative fee for items such as premium billings and collection, policy value calculation, confirmations and periodic reports. Refer to the product prospectus for the applicable administrative fee rates. No administrative fees were assessed for the years ended December 31, 2006 and 2005.

The Company assumes responsibility for providing the insurance benefit included in the policy. The Company charges a monthly deduction for the cost of insurance and any charges for supplemental riders. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charges for the years ended December 31, 2006 and 2005 amounted to $8,382,343 and $8,456,515, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee, refer to the product prospectus for applicable rates. No such fees were deducted for the years ended December 31, 2006 and 2005.

The Company, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. Full surrender charges and partial surrender administrative charges paid to the Company attributable to the variable subaccounts for the years ended December 31, 2006 and 2005 were $370,233 and $321,940, respectively.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2006 follows.

                  COMMENCEMENT    FEE     UNIT      UNITS                    TOTAL      INVESTMENT
SUBACCOUNT  YEAR     DATE(1)    RATE(2)   VALUE  OUTSTANDING   NET ASSETS  RETURN(3)  INCOME RATIO(4)
-----------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL
            2006                 1.00%   $14.27    128,761    $ 1,837,245    23.78%        1.52%
            2005                 1.00%    11.53    111,389      1,284,046    12.13%        1.13%
            2004                 1.00%    10.28     93,498        961,120    13.78%        0.51%
            2003                 1.00%     9.04     62,470        564,409    23.27%        0.52%
            2002                 1.00%     7.33     20,618        151,116   -21.16%        0.63%
AMERICAN CENTURY VP VALUE CLASS 2
            2006                 1.00%    15.11    123,119      1,860,690    17.28%        1.12%
            2005                 1.00%    12.89     85,638      1,103,530     3.81%        0.66%
            2004                 1.00%    12.41     58,866        730,625    13.04%        0.63%
            2003                 1.00%    10.98     21,879        240,239    27.53%        0.81%
            2002        5/8/02   1.00%     8.61     14,724        126,770   -13.89%        0.00%
AMERICAN FUNDS GROWTH CLASS 2
            2006                 1.00%    17.18    544,731      9,355,841     9.12%        0.86%
            2005                 1.00%    15.74    437,184      6,881,279    15.04%        0.80%
            2004                 1.00%    13.68    217,900      2,981,154    11.38%        0.23%
            2003        5/5/03   1.00%    12.29     78,069        959,012    22.85%        0.21%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2006                 1.00%    15.56    470,719      7,325,682    14.05%        1.61%
            2005                 1.00%    13.65    427,421      5,832,210     4.78%        1.58%
            2004                 1.00%    13.02    205,723      2,678,780     9.28%        1.27%
            2003       5/27/03   1.00%    11.92     68,526        816,576    19.17%        1.72%
DWS VIP SMALL CAP INDEX SERVICE CLASS
            2006                 1.00%    17.21     91,631      1,577,187    16.02%        0.42%
            2005                 1.00%    14.84     82,764      1,227,846     2.96%        0.43%
            2004                 1.00%    14.41     90,815      1,308,442    16.31%        0.16%
            2003                 1.00%    12.39     56,735        702,813    44.60%        0.38%
            2002        7/1/02   1.00%     8.57     15,691        134,417   -14.33%        2.51%
FIDELITY VIP CONTRA
            2006                 1.00%    15.89    900,792     14,315,838    10.60%        1.30%
            2005                 1.00%    14.37    903,586     12,983,694    15.78%        0.27%
            2004                 1.00%    12.41    767,366      9,522,986    14.33%        0.32%
            2003                 1.00%    10.86    670,410      7,277,330    27.19%        0.45%
            2002                 1.00%     8.54    620,693      5,297,453   -10.25%        0.72%
FIDELITY VIP EQUITY-INCOME
            2006                 1.00%    15.80    617,010      9,750,587    18.99%        3.35%
            2005                 1.00%    13.28    630,543      8,373,853     4.82%        1.57%
            2004                 1.00%    12.67    631,793      8,004,352    10.42%        1.42%
            2003                 1.00%    11.48    553,112      6,346,427    29.03%        1.60%
            2002                 1.00%     8.89    468,598      4,166,891   -17.77%        1.52%
FIDELITY VIP GROWTH
            2006                 1.00%     9.53    648,021      6,173,737     5.78%        0.39%
            2005                 1.00%     9.01    696,921      6,276,578     4.75%        0.51%
            2004                 1.00%     8.60    827,904      7,117,598     2.35%        0.25%
            2003                 1.00%     8.40    773,193      6,494,839    31.53%        0.24%
            2002                 1.00%     6.39    682,332      4,357,726   -30.80%        0.22%
FIDELITY VIP INVESTMENT GRADE BOND SERVICE CLASS 2
            2006                 1.00%    10.80    234,106      2,527,578     3.10%        3.70%
            2005                 1.00%    10.47    208,215      2,180,494     0.88%        2.35%
            2004                 1.00%    10.38     92,285        957,897     3.15%        1.43%
            2003       5/13/03   1.00%    10.06     19,526        196,484     0.63%        0.00%
FIDELITY VIP MID CAP SERVICE CLASS 2
            2006                 1.00%    21.53    179,985      3,875,762    11.28%        0.18%
            2005                 1.00%    19.35    162,804      3,150,377    16.85%        0.00%
            2004                 1.00%    16.56     60,389      1,000,019    23.42%        0.00%
            2003       5/13/03   1.00%    13.42      9,846        132,120    34.19%        0.00%

                  COMMENCEMENT    FEE     UNIT      UNITS                    TOTAL      INVESTMENT
SUBACCOUNT  YEAR     DATE(1)    RATE(2)   VALUE  OUTSTANDING   NET ASSETS  RETURN(3)  INCOME RATIO(4)
-----------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES CLASS 2
            2006                 1.00%   $18.20     147,564   $ 2,685,418    15.81%        0.62%
            2005                 1.00%    15.71     117,290     1,843,031     7.69%        0.77%
            2004                 1.00%    14.59      39,554       577,116    22.51%        0.12%
            2003        6/5/03   1.00%    11.91       2,487        29,618    19.10%        0.18%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
            2006                 1.00%    16.62     817,664    13,592,918    20.23%        1.23%
            2005                 1.00%    13.83     763,715    10,559,495     9.08%        1.14%
            2004                 1.00%    12.68     693,407     8,788,942    17.35%        1.06%
            2003                 1.00%    10.80     550,006     5,940,846    30.90%        1.79%
            2002                 1.00%     8.25     425,418     3,510,450   -19.37%        1.55%
GOLDMAN SACHS VIT CAPITAL GROWTH
            2006                 1.00%     9.60      55,486       532,672     7.48%        0.11%
            2005                 1.00%     8.93      65,301       583,288     1.92%        0.17%
            2004                 1.00%     8.76      49,283       431,883     8.00%        0.79%
            2003      12/19/03   1.00%     8.12      40,147       325,764     2.20%        0.00%
JPMORGAN BOND
            2006                 0.65%    19.23     302,210     5,810,947     3.46%        3.87%
            2005                 0.65%    18.58     300,040     5,576,107     2.15%        3.81%
            2004                 0.65%    18.19     374,607     6,815,261     3.62%        3.48%
            2003                 0.65%    17.56     370,266     6,501,365     3.04%        3.03%
            2002                 0.65%    17.04     422,242     7,194,947     8.10%        0.71%
JPMORGAN INTERNATIONAL EQUITY
            2006                 0.65%    20.91     270,044     5,646,516    21.25%        0.99%
            2005                 0.65%    17.25     253,374     4,369,583     9.98%        0.92%
            2004                 0.65%    15.68     301,528     4,728,003    17.60%        0.56%
            2003                 0.65%    13.33     292,647     3,901,934    31.59%        0.86%
            2002                 0.65%    10.13     533,813     5,409,030   -18.84%        0.46%
JPMORGAN SMALL COMPANY
            2006                 0.65%    32.89     102,808     3,381,286    14.26%        0.00%
            2005                 0.65%    28.78     127,218     3,661,965     2.75%        0.00%
            2004                 0.65%    28.01     142,118     3,981,242    26.35%        0.00%
            2003                 0.65%    22.17     141,067     3,127,826    35.09%        0.00%
            2002                 0.65%    16.41     295,510     4,850,007   -22.16%        0.20%
JPMORGAN U.S. LARGE CAP CORE EQUITY
            2006                 0.65%    27.41     236,884     6,492,901    15.82%        0.97%
            2005                 0.65%    23.67     245,668     5,814,108     0.70%        1.31%
            2004                 0.65%    23.50     280,697     6,596,886     8.78%        0.76%
            2003                 0.65%    21.61     277,400     5,993,398    27.30%        0.76%
            2002                 0.65%    16.97     463,471     7,865,619   -25.11%        0.05%
JPVF BALANCED
            2006                 1.00%    15.36     387,177     5,948,130    13.16%        2.06%
            2005                 1.00%    13.58     332,257     4,510,774     4.33%        2.26%
            2004                 1.00%    13.01     402,151     5,232,781     8.52%        1.64%
            2003                 1.00%    11.99     325,548     3,903,540    12.90%        2.22%
            2002                 1.00%    10.62     267,008     2,835,725    -7.29%        2.44%
JPVF CAPITAL GROWTH
            2006                 1.00%     8.54   1,111,152     9,492,609     3.75%        0.00%
            2005                 1.00%     8.23   1,154,517     9,506,531     3.73%        0.13%
            2004                 1.00%     7.94   1,184,393     9,400,934     8.38%        0.00%
            2003                 1.00%     7.32   1,148,485     8,411,245    25.71%        0.00%
            2002                 1.00%     5.83   1,154,338     6,724,938   -31.80%        0.00%
JPVF GROWTH
            2006                 1.00%    13.98     333,048     4,655,396     8.00%        0.33%
            2005                 1.00%    12.94     347,059     4,491,761    12.82%        0.00%
            2004                 1.00%    11.47     354,857     4,070,481    10.72%        0.00%
            2003                 1.00%    10.36     375,478     3,890,222    29.55%        0.00%
            2002                 1.00%     8.00     370,896     2,966,141   -26.27%        0.00%

                                                                                                         INVESTMENT
                              COMMENCEMENT     FEE      UNIT       UNITS           NET         TOTAL       INCOME
SUBACCOUNT             YEAR      DATE(1)     RATE(2)   VALUE     OUTSTANDING      ASSETS     RETURN(3)    RATIO(4)
-------------------------------------------------------------------------------------------------------------------
JPVF HIGH YIELD BOND
                       2006                   1.00%    $12.99      226,464     $ 2,942,736      9.23%       6.98%
                       2005                   1.00%     11.90      208,615       2,481,764      0.74%       5.83%
                       2004                   1.00%     11.81      167,763       1,980,945      7.97%       6.50%
                       2003                   1.00%     10.94      125,051       1,367,644     18.33%       5.94%
                       2002                   1.00%      9.24       96,846         895,100      1.10%       0.04%
JPVF INTERNATIONAL EQUITY
                       2006                   1.00%     12.77      489,195       6,249,040     22.73%       0.07%
                       2005                   1.00%     10.41      445,943       4,641,498     18.27%       0.49%
                       2004                   1.00%      8.80      383,218       3,372,150     15.85%       0.25%
                       2003                   1.00%      7.60      317,169       2,409,139     30.07%       1.19%
                       2002                   1.00%      5.84      273,625       1,597,883    -23.56%       0.00%
JPVF MID-CAP GROWTH
                       2006                   1.00%     10.89      152,040       1,656,468      5.65%       0.00%
                       2005                   1.00%     10.31      163,815       1,689,272     11.16%       0.00%
                       2004                   1.00%      9.28      125,959       1,168,454     10.73%       0.00%
                       2003                   1.00%      8.38      124,085       1,039,549     48.11%       0.00%
                       2002                   1.00%      5.66      107,455         607,833    -32.30%       0.00%
JPVF MID-CAP VALUE
                       2006                   1.00%     17.32      204,905       3,549,729     16.51%       0.00%
                       2005                   1.00%     14.87      204,479       3,040,282      8.92%       0.00%
                       2004                   1.00%     13.65      173,587       2,369,356     14.66%       0.00%
                       2003                   1.00%     11.91      141,745       1,687,454     41.72%       0.00%
                       2002                   1.00%      8.40      122,439       1,028,556    -14.52%       0.00%
JPVF MONEY MARKET
                       2006                   1.00%     11.57      724,058       8,377,957      3.59%       2.67%
                       2005                   1.00%     11.17    1,434,961      16,028,922      1.71%       0.66%
                       2004                   1.00%     10.98      742,193       8,150,762     -0.22%       0.63%
                       2003                   1.00%     11.01      584,044       6,427,978     -0.41%       1.21%
                       2002                   1.00%     11.05      655,686       7,245,914      0.22%       2.17%
JPVF S&P 500 INDEX
                       2006                   1.00%     11.41    2,184,697      24,934,553     14.37%       1.54%
                       2005                   1.00%      9.98    2,252,433      22,477,724      3.65%       1.70%
                       2004                   1.00%      9.63    2,407,515      23,176,878      9.46%       1.16%
                       2003                   1.00%      8.80    2,163,106      19,025,565     27.02%       1.18%
                       2002                   1.00%      6.93    1,766,982      12,235,319    -23.11%       1.04%
JPVF SMALL COMPANY
                       2006                   1.00%     11.78      265,714       3,129,963     11.95%       0.00%
                       2005                   1.00%     10.52      258,395       2,718,831     10.85%       0.00%
                       2004                   1.00%      9.49      274,653       2,606,741      5.15%       0.00%
                       2003                   1.00%      9.03      292,267       2,638,072     38.93%       0.00%
                       2002                   1.00%      6.50      228,225       1,482,774    -29.67%       0.00%
JPVF SMALL-CAP VALUE
                       2006                   1.00%     16.89      193,948       3,275,048      9.18%       0.00%
                       2005                   1.00%     15.47      193,951       2,999,846      4.06%       0.00%
                       2004                   1.00%     14.86      209,837       3,118,653     18.58%       0.00%
                       2003                   1.00%     12.54      167,474       2,099,112     34.44%       0.00%
                       2002                   1.00%      9.32      125,747       1,172,351    -13.51%       0.00%
JPVF STRATEGIC GROWTH
                       2006                   1.00%      9.47      527,414       4,997,121     12.20%       0.23%
                       2005                   1.00%      8.44      545,541       4,606,840      5.24%       0.47%
                       2004                   1.00%      8.02      575,828       4,620,189      8.57%       0.00%
                       2003                   1.00%      7.39      530,172       3,918,194     30.69%       0.00%
                       2002                   1.00%      5.66      485,482       2,745,343    -34.51%       0.00%
JPVF VALUE
                       2006                   1.00%     14.95      353,350       5,280,877     18.46%       1.19%
                       2005                   1.00%     12.62      354,870       4,476,935      6.91%       1.21%
                       2004                   1.00%     11.80      332,106       3,918,520     10.74%       0.92%
                       2003                   1.00%     10.66      324,114       3,453,494     26.90%       0.89%
                       2002                   1.00%      8.40      341,227       2,865,052    -22.14%       0.90%

                                                                                                         INVESTMENT
                              COMMENCEMENT     FEE      UNIT       UNITS           NET         TOTAL       INCOME
SUBACCOUNT             YEAR      DATE(1)     RATE(2)   VALUE     OUTSTANDING      ASSETS     RETURN(3)    RATIO(4)
-------------------------------------------------------------------------------------------------------------------
JPVF WORLD GROWTH STOCK
                       2006                   1.00%    $20.52       334,662    $ 6,866,193     24.87%       1.37%
                       2005                   1.00%     16.43       281,207      4,620,265      7.80%       1.30%
                       2004                   1.00%     15.24       192,779      2,937,892     17.38%       1.02%
                       2003                   1.00%     12.98       152,846      1,984,475     32.76%       1.79%
                       2002                   1.00%      9.78       135,130      1,321,558    -17.50%       1.12%
MFS VIT RESEARCH
                       2006                   1.00%     10.96       159,093      1,743,840      9.37%       0.52%
                       2005                   1.00%     10.02       171,931      1,723,028      6.73%       0.47%
                       2004                   1.00%      9.39       170,839      1,603,995     14.70%       1.08%
                       2003                   1.00%      8.19       177,063      1,449,443     23.47%       0.70%
                       2002                   1.00%      6.63       181,950      1,206,370    -25.28%       0.26%
MFS VIT UTILITIES
                       2006                   1.00%     21.36       195,284      4,171,363     29.95%       1.98%
                       2005                   1.00%     16.44       214,158      3,520,102     15.68%       0.58%
                       2004                   1.00%     14.21       200,950      2,855,067     28.90%       1.42%
                       2003                   1.00%     11.02       182,825      2,015,161     34.54%       2.42%
                       2002                   1.00%      8.19       177,209      1,451,766    -23.52%       2.47%
PIMCO VIT TOTAL RETURN
                       2006                   1.00%     12.84     1,323,306     16,994,738      2.82%       4.43%
                       2005                   1.00%     12.49     1,206,130     15,065,718      1.44%       3.47%
                       2004                   1.00%     12.31       820,829     10,106,801      3.85%       1.89%
                       2003                   1.00%     11.86       699,483      8,293,888      4.00%       2.86%
                       2002                   1.00%     11.40       587,757      6,700,943      8.00%       4.03%
PROFUND VP ASIA 30
                       2006                   1.00%     17.92        33,501        600,198     37.90%       0.54%
                       2005                   1.00%     12.99        21,108        274,232     18.32%       0.30%
                       2004     10/19/04      1.00%     10.99           330          3,626      9.80%       0.17%
PROFUND VP EUROPE 30
                       2006                   1.00%     13.83         7,164         99,063     16.33%       0.39%
                       2005                   1.00%     11.89         4,897         58,207      7.02%       0.16%
                       2004     9/20/04       1.00%     11.10           736          8,172     11.07%       0.11%
PROFUND VP FINANCIALS
                       2006                   1.00%     15.83        24,421        386,601     16.18%       0.60%
                       2005                   1.00%     13.63        24,490        333,710      2.95%       0.87%
                       2004                   1.00%     13.23        16,859        223,119      9.24%       0.33%
                       2003                   1.00%     12.12        11,171        135,337     27.70%       0.23%
                       2002     7/12/02       1.00%      9.49         3,874         36,761     -5.12%       0.00%
PROFUND VP HEALTH CARE
                       2006                   1.00%     13.83        12,242        169,272      4.20%       0.00%
                       2005                   1.00%     13.27        12,311        163,373      4.97%       0.00%
                       2004                   1.00%     12.64         6,841         86,479      1.34%       0.00%
                       2003                   1.00%     12.48         4,706         58,704     16.26%       0.00%
                       2002     7/16/02       1.00%     10.73         1,010         10,845      7.30%       0.00%
PROFUND VP LARGE-CAP GROWTH
                       2006                   1.00%     11.74         8,284         97,276      7.97%       0.00%
                       2005                   1.00%     10.88         5,858         63,714     -0.07%       0.01%
                       2004     8/31/04       1.00%     10.89           488          5,313      8.83%       0.00%
PROFUND VP LARGE-CAP VALUE
                       2006                   1.00%     13.14        19,250        252,984     17.48%       0.20%
                       2005                   1.00%     11.19         9,913        110,890      2.01%       0.00%
                       2004     6/28/04       1.00%     10.96           690          7,564      9.66%       0.00%
PROFUND VP RISING RATES OPPORTUNITY
                       2006                   1.00%      8.59        10,900         93,605      9.05%       1.88%
                       2005                   1.00%      7.88         8,990         70,804     -8.81%       0.00%
                       2004     5/6/04        1.00%      8.64         4,056         35,027    -13.64%       0.00%
PROFUND VP SMALL-CAP GROWTH
                       2006                   1.00%     12.96        11,187        144,949      7.57%       0.00%
                       2005                   1.00%     12.05        12,172        146,623      6.47%       0.00%
                       2004     9/14/04       1.00%     11.31         1,699         19,224     13.13%       0.00%

                  COMMENCEMENT    FEE     UNIT      UNITS                   TOTAL      INVESTMENT
SUBACCOUNT  YEAR     DATE(1)    RATE(2)   VALUE  OUTSTANDING  NET ASSETS  RETURN(3)  INCOME RATIO(4)
----------------------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP VALUE
            2006                 1.00%   $14.29      9,314    $  133,104    16.26%        0.00%
            2005                 1.00%    12.29      5,279        64,896     2.96%        0.00%
            2004      8/16/04    1.00%    11.94      4,246        50,694    19.38%        0.00%
PROFUND VP TECHNOLOGY
            2006                 1.00%    11.29     22,251       251,148     6.99%        0.00%
            2005                 1.00%    10.55     19,079       201,267     0.22%        0.39%
            2004                 1.00%    10.53     17,258       181,646    -1.42%        0.00%
            2003                 1.00%    10.68     22,414       239,325    44.52%        0.00%
            2002      5/24/02    1.00%     7.39      5,204        38,460   -26.11%        0.00%
PROFUND VP U.S. GOVERNMENT PLUS
            2006                 1.00%    11.39     27,679       315,207    -5.47%        3.55%
            2005                 1.00%    12.05      9,859       118,770     7.95%        2.32%
            2004      6/29/04    1.00%    11.16      5,622        62,731    11.60%        0.68%
T. ROWE PRICE MID-CAP GROWTH CLASS II
            2006                 1.00%    16.10     69,597     1,120,732     5.32%        0.00%
            2005                 1.00%    15.29     78,439     1,199,318    13.30%        0.00%
            2004                 1.00%    13.49     75,934     1,024,637    16.88%        0.00%
            2003                 1.00%    11.55     94,124     1,086,697    36.72%        0.00%
            2002      6/12/02    1.00%     8.45     11,805        99,686   -15.55%        0.00%
VANGUARD VIF MID-CAP INDEX
            2006                 1.00%    16.01    292,586     4,684,908    12.62%        1.03%
            2005                 1.00%    14.22    271,738     3,863,571    12.84%        0.90%
            2004                 1.00%    12.60    193,710     2,440,487    19.12%        0.65%
            2003                 1.00%    10.58     93,797       992,080    32.72%        0.64%
            2002      5/23/02    1.00%     7.97     28,312       225,618   -20.31%        0.00%
VANGUARD VIF REIT INDEX
            2006                 1.00%    24.24    154,145     3,736,942    33.58%        1.91%
            2005                 1.00%    18.15    163,973     2,975,795    10.73%        2.97%
            2004                 1.00%    16.39    148,671     2,436,545    29.21%        2.31%
            2003                 1.00%    12.69    100,374     1,273,134    34.14%        7.04%
            2002       5/8/02    1.00%     9.46     48,553       459,115    -5.43%        0.00%
VANGUARD VIF SMALL COMPANY GROWTH
            2006                 1.00%    14.23    273,544     3,891,763     9.11%        0.36%
            2005                 1.00%    13.04    247,936     3,232,876     5.21%        0.00%
            2004                 1.00%    12.39    150,112     1,860,330    14.15%        0.08%
            2003                 1.00%    10.86     92,919     1,008,813    39.67%        0.01%
            2002      5/23/02    1.00%     7.77     13,432       104,411   -22.26%        0.00%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

(4) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2006.

                                                      AGGREGATE     AGGREGATE
                                                       COST OF       PROCEEDS
SUBACCOUNT                                            PURCHASES     FROM SALES
------------------------------------------------------------------------------
American Century VP International                    $   463,702   $   232,440
American Century VP Value Class 2                        818,961       186,567
American Funds Growth Class 2                          2,551,729       748,853
American Funds Growth-Income Class 2                   1,996,206     1,182,388
DWS VIP Small Cap Index Service Class                    680,939       491,643
Fidelity VIP Contra                                    3,684,648     2,501,314
Fidelity VIP Equity-Income                             2,555,538     1,439,810
Fidelity VIP Growth                                      709,066     1,201,213
Fidelity VIP Investment Grade Bond Service Class 2     1,790,526     1,454,816
Fidelity VIP Mid Cap Service Class 2                   1,629,624       842,450
FTVIPT Franklin Small Cap Value Securities Class 2     1,194,482       609,660
FTVIPT Templeton Foreign Securities Class 2            2,523,975     1,647,205
Goldman Sachs VIT Capital Growth                         144,688       248,373
JPMorgan Bond                                            476,873       246,555
JPMorgan International Equity                            530,518       198,687
JPMorgan Small Company                                   115,278       738,428
JPMorgan U.S. Large Cap Core Equity                       66,572       265,422
JPVF Balanced                                          1,698,733       876,023
JPVF Capital Growth                                      691,039     1,126,860
JPVF Growth                                              368,463       583,357
JPVF High Yield Bond                                     821,583       440,533
JPVF International Equity                              1,095,650       636,166
JPVF Mid-Cap Growth                                      521,509       582,021
JPVF Mid-Cap Value                                       836,398       493,306
JPVF Money Market                                      8,531,388    16,345,895
JPVF S&P 500 Index                                     2,428,172     2,986,577
JPVF Small Company                                       472,138       426,900
JPVF Small-Cap Value                                     885,695       584,312
JPVF Strategic Growth                                    560,385       750,331
JPVF Value                                               983,988       605,942
JPVF World Growth Stock                                2,187,236       852,236
MFS VIT Research                                         121,972       263,464
MFS VIT Utilities                                      1,050,052     1,216,103
PIMCO VIT Total Return                                 5,675,906     3,481,380
ProFund VP Asia 30                                       500,310       323,559
ProFund VP Europe 30                                      78,006        44,112
ProFund VP Financials                                     72,097        74,174
ProFund VP Health Care                                    66,778        69,496
ProFund VP Large-Cap Growth                               30,460         4,050
ProFund VP Large-Cap Value                               164,910        56,081
ProFund VP Rising Rates Opportunity                       22,699         5,513
ProFund VP Small-Cap Growth                               87,911        67,143
ProFund VP Small-Cap Value                                70,218        10,789
ProFund VP Technology                                    309,396       255,273
ProFund VP U.S. Government Plus                          309,238       117,881
T. Rowe Price Mid-Cap Growth Class II                    275,793       284,641
Vanguard VIF Mid-Cap Index                             1,741,949     1,247,080
Vanguard VIF REIT Index                                1,499,230     1,474,770
Vanguard VIF Small Company Growth                      1,234,704       506,655

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2006.

                                                       SHARES        NET        FAIR VALUE
SUBACCOUNT                                             OWNED     ASSET VALUE    OF SHARES    COST OF SHARES
-----------------------------------------------------------------------------------------------------------
American Century VP International                      181,546      $10.12     $ 1,837,245     $ 1,280,895
American Century VP Value Class 2                      213,130        8.73       1,860,623       1,685,552
American Funds Growth Class 2                          146,149       64.08       9,365,257       7,719,275
American Funds Growth-Income Class 2                   173,863       42.19       7,335,270       6,375,703
DWS VIP Small Cap Index Service Class                   97,901       16.11       1,577,187       1,321,087
Fidelity VIP Contra                                    455,203       31.47      14,325,237      11,466,083
Fidelity VIP Equity-Income                             372,160       26.20       9,750,587       8,570,803
Fidelity VIP Growth                                    172,114       35.87       6,173,737       5,841,295
Fidelity VIP Investment Grade Bond Service Class 2     201,240       12.56       2,527,578       2,505,092
Fidelity VIP Mid Cap Service Class 2                   114,606       34.25       3,925,242       3,531,538
FTVIPT Franklin Small Cap Value Securities Class 2     142,917       18.79       2,685,418       2,345,277
FTVIPT Templeton Foreign Securities Class 2            726,117       18.72      13,592,918       9,976,075
Goldman Sachs VIT Capital Growth                        45,999       11.58         532,672         455,969
JPMorgan Bond                                          490,375       11.85       5,810,947       5,514,985
JPMorgan International Equity                          383,074       14.74       5,646,516       4,327,079
JPMorgan Small Company                                 189,747       17.82       3,381,286       2,558,825
JPMorgan U.S. Large Cap Core Equity                    413,561       15.70       6,492,901       5,812,667
JPVF Balanced                                          384,271       15.48       5,948,130       5,000,968
JPVF Capital Growth                                    402,431       23.59       9,491,743      10,197,236
JPVF Growth                                            269,300       17.29       4,655,396       4,116,377
JPVF High Yield Bond                                   363,615        8.09       2,942,736       2,817,992
JPVF International Equity                              414,455       15.10       6,258,679       4,205,186
JPVF Mid-Cap Growth                                    146,202       11.33       1,656,468       1,371,092
JPVF Mid-Cap Value                                     245,927       14.47       3,559,308       2,940,913
JPVF Money Market                                      753,142       11.12       8,377,957       8,192,188
JPVF S&P 500 Index                                   2,514,578        9.92      24,934,553      20,232,733
JPVF Small Company                                     169,642       18.45       3,129,896       2,304,275
JPVF Small-Cap Value                                   226,021       14.49       3,275,048       2,960,416
JPVF Strategic Growth                                  296,407       16.86       4,997,121       5,111,740
JPVF Value                                             213,059       24.79       5,280,877       4,191,731
JPVF World Growth Stock                                218,341       31.31       6,835,599       5,343,162
MFS VIT Research                                        96,661       18.04       1,743,773       1,518,325
MFS VIT Utilities                                      142,507       29.27       4,171,170       2,937,552
PIMCO VIT Total Return                               1,673,694       10.12      17,004,367      17,361,169
ProFund VP Asia 30                                       9,740       61.62         600,198         455,470
ProFund VP Europe 30                                     3,097       31.99          99,063          91,871
ProFund VP Financials                                    9,513       40.64         386,601         309,424
ProFund VP Health Care                                   5,742       29.48         169,272         157,523
ProFund VP Large-Cap Growth                              2,838       34.28          97,276          88,632
ProFund VP Large-Cap Value                               6,320       40.03         252,984         219,898
ProFund VP Rising Rates Opportunity                      4,522       20.70          93,605          93,340
ProFund VP Small-Cap Growth                              4,456       32.53         144,949         161,258
ProFund VP Small-Cap Value                               3,632       36.65         133,104         124,390
ProFund VP Technology                                   17,638       14.78         260,685         259,488
ProFund VP U.S. Government Plus                         10,405       30.20         315,207         310,006
T. Rowe Price Mid-Cap Growth Class II                   47,408       23.64       1,120,732         955,721
Vanguard VIF Mid-Cap Index                             236,016       19.85       4,684,908       3,802,374
Vanguard VIF REIT Index                                149,984       24.98       3,746,597       2,780,025
Vanguard VIF Small Company Growth                      201,427       19.32       3,891,570       3,628,929

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2006 is as follows:

                                                      UNITS       UNITS     NET INCREASE
SUBACCOUNT                                            ISSUED    REDEEMED     (DECREASE)
----------------------------------------------------------------------------------------
American Century VP International                     44,041      (26,669)       17,372
American Century VP Value Class 2                     54,980      (17,499)       37,481
American Funds Growth Class 2                        187,270      (79,723)      107,547
American Funds Growth-Income Class 2                 146,055     (102,757)       43,298
DWS VIP Small Cap Index Service Class                 41,644      (32,777)        8,867
Fidelity VIP Contra                                  218,540     (221,334)       (2,794)
Fidelity VIP Equity-Income                           118,608     (132,141)      (13,533)
Fidelity VIP Growth                                  109,096     (157,996)      (48,900)
Fidelity VIP Investment Grade Bond Service Class 2   178,543     (152,652)       25,891
Fidelity VIP Mid Cap Service Class 2                  69,400      (52,219)       17,181
FTVIPT Franklin Small Cap Value Securities Class 2    72,164      (41,890)       30,274
FTVIPT Templeton Foreign Securities Class 2          195,109     (141,160)       53,949
Goldman Sachs VIT Capital Growth                      18,880      (28,695)       (9,815)
JPMorgan Bond                                         26,292      (24,122)        2,170
JPMorgan International Equity                         49,330      (32,660)       16,670
JPMorgan Small Company                                21,781      (46,191)      (24,410)
JPMorgan U.S. Large Cap Core Equity                    3,748      (12,532)       (8,784)
JPVF Balanced                                        133,068      (78,148)       54,920
JPVF Capital Growth                                  163,701     (207,066)      (43,365)
JPVF Growth                                           41,667      (55,678)      (14,011)
JPVF High Yield Bond                                  62,299      (44,450)       17,849
JPVF International Equity                            137,213      (93,961)       43,252
JPVF Mid-Cap Growth                                   47,713      (59,488)      (11,775)
JPVF Mid-Cap Value                                    42,320      (41,894)          426
JPVF Money Market                                    882,658   (1,593,561)     (710,903)
JPVF S&P 500 Index                                   360,396     (428,132)      (67,736)
JPVF Small Company                                    75,124      (67,805)        7,319
JPVF Small-Cap Value                                  42,439      (42,442)           (3)
JPVF Strategic Growth                                116,231     (134,358)      (18,127)
JPVF Value                                            58,443      (59,963)       (1,520)
JPVF World Growth Stock                              133,240      (79,785)       53,455
MFS VIT Research                                      18,275      (31,113)      (12,838)
MFS VIT Utilities                                     56,770      (75,644)      (18,874)
PIMCO VIT Total Return                               498,975     (381,799)      117,176
ProFund VP Asia 30                                    35,860      (23,467)       12,393
ProFund VP Europe 30                                   5,992       (3,725)        2,267
ProFund VP Financials                                  5,180       (5,249)          (69)
ProFund VP Health Care                                 5,227       (5,296)          (69)
ProFund VP Large-Cap Growth                            2,861         (435)        2,426
ProFund VP Large-Cap Value                            14,076       (4,739)        9,337
ProFund VP Rising Rates Opportunity                    2,492         (582)        1,910
ProFund VP Small-Cap Growth                            4,473       (5,458)         (985)
ProFund VP Small-Cap Value                             4,927         (892)        4,035
ProFund VP Technology                                 27,342      (24,170)        3,172
ProFund VP U.S. Government Plus                       29,065      (11,245)       17,820
T. Rowe Price Mid-Cap Growth Class II                  9,495      (18,337)       (8,842)
Vanguard VIF Mid-Cap Index                           118,708      (97,860)       20,848
Vanguard VIF REIT Index                               71,425      (81,253)       (9,828)
Vanguard VIF Small Company Growth                     74,990      (49,382)       25,608

The change in units outstanding for the year ended December 31, 2005 is as follows:

                                                       UNITS       UNITS    NET INCREASE
SUBACCOUNT                                             ISSUED    REDEEMED    (DECREASE)
----------------------------------------------------------------------------------------
American Century VP International                       37,127    (19,236)      17,891
American Century VP Value Class 2                       49,199    (22,427)      26,772
American Funds Growth Class 2                          333,413   (114,129)     219,284
American Funds Growth-Income Class 2                   329,978   (108,280)     221,698
DWS VIP Small Cap Index Service Class                   65,199    (73,250)      (8,051)
Fidelity VIP Contra                                    236,702   (100,482)     136,220
Fidelity VIP Equity-Income                             137,009   (138,259)      (1,250)
Fidelity VIP Growth                                    136,436   (267,419)    (130,983)
Fidelity VIP Investment Grade Bond Service Class 2     144,746    (28,816)     115,930
Fidelity VIP Mid Cap Service Class 2                   175,445    (73,030)     102,415
FTVIPT Franklin Small Cap Value Securities Class 2     129,619    (51,883)      77,736
FTVIPT Templeton Foreign Securities Class 2            355,272   (284,964)      70,308
Goldman Sachs VIT Capital Growth                        29,542    (13,524)      16,018
JPMorgan Bond                                          127,742   (202,309)     (74,567)
JPMorgan International Equity                           70,505   (118,659)     (48,154)
JPMorgan Small Company                                  21,418    (36,318)     (14,900)
JPMorgan U.S. Large Cap Core Equity                     50,729    (85,758)     (35,029)
JPVF Balanced                                           86,279   (156,173)     (69,894)
JPVF Capital Growth                                    187,737   (217,613)     (29,876)
JPVF Growth                                             54,403    (62,201)      (7,798)
JPVF High Yield Bond                                   110,332    (69,480)      40,852
JPVF International Equity                              142,049    (79,324)      62,725
JPVF Mid-Cap Growth                                     65,952    (28,096)      37,856
JPVF Mid-Cap Value                                      61,128    (30,236)      30,892
JPVF Money Market                                    1,448,744   (755,976)     692,768
JPVF S&P 500 Index                                     805,117   (960,199)    (155,082)
JPVF Small Company                                      48,147    (64,405)     (16,258)
JPVF Small-Cap Value                                    79,646    (95,532)     (15,886)
JPVF Strategic Growth                                   99,858   (130,145)     (30,287)
JPVF Value                                              97,942    (75,178)      22,764
JPVF World Growth Stock                                119,853    (31,425)      88,428
MFS VIT Research                                        26,438    (25,346)       1,092
MFS VIT Utilities                                      135,043   (121,835)      13,208
PIMCO VIT Total Return                                 844,230   (458,929)     385,301
ProFund VP Asia 30                                      24,736     (3,958)      20,778
ProFund VP Europe 30                                     9,995     (5,834)       4,161
ProFund VP Financials                                   25,043    (17,412)       7,631
ProFund VP Health Care                                  21,230    (15,760)       5,470
ProFund VP Large-Cap Growth                             10,739     (5,369)       5,370
ProFund VP Large-Cap Value                              14,858     (5,635)       9,223
ProFund VP Rising Rates Opportunity                      6,372     (1,438)       4,934
ProFund VP Small-Cap Growth                             21,288    (10,815)      10,473
ProFund VP Small-Cap Value                               5,476     (4,443)       1,033
ProFund VP Technology                                    9,207     (7,386)       1,821
ProFund VP U.S. Government Plus                         11,551     (7,314)       4,237
T. Rowe Price Mid-Cap Growth Class II                   12,365     (9,860)       2,505
Vanguard VIF Mid-Cap Index                             174,360    (96,332)      78,028
Vanguard VIF REIT Index                                 76,219    (60,917)      15,302
Vanguard VIF Small Company Growth                      167,768    (69,944)      97,824

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of Jefferson Pilot Financial Insurance Company

     and

Contract Owners of JPF Separate Account C

We have audited the accompanying statement of assets and liabilities of JPF Separate Account C ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2006, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting JPF Separate Account C at December 31, 2006, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 7, 2007

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Jefferson Pilot Financial Insurance Company and Subsidiary
As of December 31, 2006 and 2005, and for the Periods April 3 Through December 31, 2006 and January 1 Through April 2, 2006 and for the Years Ended December 31, 2005 and 2004

           JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARY

                    AUDITED CONSOLIDATED FINANCIAL STATEMENTS

      AS OF DECEMBER 31, 2006 AND 2005, AND FOR THE PERIODS APRIL 3 THROUGH DECEMBER 31, 2006 AND JANUARY 1 THROUGH APRIL 2, 2006 AND FOR THE YEARS ENDED
                           DECEMBER 31, 2005 AND 2004

CONTENTS

Report of Independent Registered Public Accounting Firm                      F-1

Audited Consolidated Financial Statements
Consolidated Balance Sheets as of December 31, 2006 and 2005                 F-2

Consolidated Statements of Income for the periods April 3 through
December 31, 2006, and January 1 through April 2, 2006
and the years ended December 31, 2005 and 2004                               F-4

Consolidated Statements of Stockholder's Equity for the periods April 3 through December 31, 2006 and January 1 through April 2, 2006
and for the years ended December 31, 2005 and 2004                           F-5

Consolidated Statements of Cash Flows for the periods
April 3 through December 31, 2006 and January 1 through April 2, 2006
and for the years ended December 31, 2005 and 2004                           F-6

Notes to Consolidated Financial Statements                                   F-7

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Jefferson Pilot Financial Insurance Company and Subsidiary

We have audited the accompanying consolidated balance sheets of Jefferson Pilot Financial Insurance Company (a wholly owned subsidiary of Jefferson-Pilot Corporation) and Subsidiary as of December 31, 2006 and 2005, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the periods April 3 through December 31, 2006, and January 1 through April 2, 2006, and for the years ended December 31, 2005 and 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Jefferson Pilot Financial Insurance Company and Subsidiary at December 31, 2006 and 2005, and the consolidated results of their operations and their cash flows for each of the periods April 3 through December 31, 2006, and January 1 through April 2, 2006, and for the years ended December 31, 2005 and 2004, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP
Greensboro, North Carolina
April 23, 2007

           JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEETS

                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                              DECEMBER 31,
                                                       -------------------------
                                                           2006          2005
                                                       -----------   -----------
ASSETS
Investments:
   Securities available-for-sale:
      Debt securities, at fair value (amortized cost
         $9,526,755 and $8,847,627)                    $ 9,613,191   $ 9,046,904
      Equity securities, at fair value (cost $13,013
         and $6,859)                                        14,730        10,323
   Debt securities held-to-maturity, at amortized
      cost (fair value $0 and $724,370)                         --       688,480
   Mortgage loans on real estate                         1,397,198     1,526,925
   Policy loans                                            577,264       574,808
   Real estate                                              67,889        32,302
   Other investments                                        15,990         9,130
                                                       -----------   -----------
Total investments                                       11,686,262    11,888,872
Cash and cash equivalents                                   94,499        18,551
Accrued investment income                                  150,111       150,409
Due from reinsurers                                        990,459     1,164,864
Currently recoverable income taxes                           7,906         7,874
Deferred policy acquisition costs                           88,666       674,858
Value of business acquired                                 990,870       476,277
Goodwill                                                 1,236,859       269,952
Property and equipment, net                                 44,031        33,409
Other assets                                                69,224       149,398
Assets held in separate accounts                         2,167,375     1,975,863
                                                       -----------   -----------
Total assets                                           $17,526,262   $16,810,327
                                                       ===========   ===========

See accompanying Notes to the Consolidated Financial Statements.

                                                              DECEMBER 31,
                                                       -------------------------
                                                           2006          2005
                                                       -----------   -----------
LIABILITIES
Policy liabilities:
   Future policy benefits                              $ 1,860,471   $ 1,909,441
   Policyholder contract deposits                        8,683,104     9,229,051
   Policy and contract claims                              166,288       176,282
   Other                                                   401,665       485,989
                                                       -----------   -----------
Total policy liabilities                                11,111,528    11,800,763
Deferred income tax liabilities                            284,226       213,007
Payable to affiliates                                       71,820        72,235
Accrued expenses and other liabilities                     339,763       234,438
Liabilities related to separate accounts                 2,167,375     1,975,863
                                                       -----------   -----------
Total liabilities                                       13,974,712    14,296,306

Commitments and contingent liabilities (see Note 14)

STOCKHOLDER'S EQUITY
   Common stock, par value $5 per share, 600,000
      shares authorized, issued and outstanding              3,000         3,000
   Paid in capital                                       3,499,893     1,769,440
   Retained earnings                                         3,660       665,299
   Accumulated other comprehensive income                   44,997        76,282
                                                       -----------   -----------
Total stockholder's equity                               3,551,550     2,514,021
                                                       -----------   -----------
Total liabilities and stockholder's equity             $17,526,262   $16,810,327
                                                       ===========   ===========

See accompanying Notes to the Consolidated Financial Statements.

                       CONSOLIDATED STATEMENTS OF INCOME

                                (IN THOUSANDS)

                                                         PERIOD FROM   PERIOD FROM
                                                           APRIL 3      JANUARY 1
                                                           THROUGH       THROUGH      YEAR ENDED DECEMBER 31,
                                                        DECEMBER 31,    APRIL 2,     -------------------------
                                                            2006          2006           2005          2004
                                                        ------------   -----------   -----------   -----------
REVENUE
Premiums and other considerations, net                   $1,015,959     $340,770     $1,260,259    $1,198,086
Universal life and investment product charges               299,564      102,849        428,417       422,021
Net investment income                                       514,256      178,006        728,487       742,382
Realized investment gains (losses)                              497       (3,086)        (6,266)      (37,337)
                                                         ----------     --------     ----------    ----------
Total revenues                                            1,830,276      618,539      2,410,897     2,325,152

BENEFITS AND EXPENSES
Insurance and annuity benefits                            1,146,908      386,367      1,506,418     1,506,099
Insurance commissions, net of deferrals                     117,289       38,310        142,871       135,215
General and administrative expenses, net of deferrals       117,582       31,216        110,491       107,069
Insurance taxes, licenses and fees                           35,971       14,158         49,271        42,365
Amortization of policy acquisition costs and value
   of business acquired                                      69,359       40,575        155,632       157,406
Interest expense                                              3,799        1,235          4,880         5,273
                                                         ----------     --------     ----------    ----------
Total benefits and expenses                               1,490,908      511,861      1,969,563     1,953,427
                                                         ----------     --------     ----------    ----------
Income before income taxes and cumulative effect
   of change in accounting principle                        339,368      106,678        441,334       371,725

INCOME TAXES:
   Current                                                   87,787       44,558        113,282        27,701
   Deferred                                                  31,121       (2,531)        38,590        96,059
                                                         ----------     --------     ----------    ----------
Total income taxes                                          118,908       42,027        151,872       123,760
                                                         ----------     --------     ----------    ----------
Income before cumulative effect of change in
   accounting principle                                     220,460       64,651        289,462       247,965
Cumulative effect of change in accounting for
   long duration contracts, net of taxes                         --           --             --        (7,233)
                                                         ----------     --------     ----------    ----------
Net income                                               $  220,460     $ 64,651     $  289,462    $  240,732
                                                         ==========     ========     ==========    ==========

See accompanying Notes to the Consolidated Financial Statements

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                (IN THOUSANDS)

                                                                                                         TOTAL
                                          COMMON      PAID IN      RETAINED     ACCUMULATED OTHER    STOCKHOLDER'S
                                           STOCK      CAPITAL      EARNINGS   COMPREHENSIVE INCOME      EQUITY
                                         --------   -----------   ---------   --------------------   -------------
BALANCE, JANUARY 1, 2004                 $  3,000   $ 1,714,440   $ 538,105         $ 158,421         $ 2,413,966
Net income                                     --            --     240,732                --             240,732
Change in fair value of derivative
   financial instruments, net of taxes         --            --          --            (1,823)             (1,823)
Unrealized gain on available-for-sale
   securities, net of taxes                    --            --          --             2,751               2,751
                                                                                                      -----------
   Comprehensive income                                                                                   241,660
Parent Company capital contribution            --        55,000          --                --              55,000
Dividends paid                                 --            --    (192,000)               --            (192,000)
                                         -------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2004                  3,000     1,769,440     586,837           159,349           2,518,626
                                         =========================================================================
Net income                                     --            --     289,462                --             289,462
Change in fair value of derivative
   financial instruments, net of taxes         --            --          --            (2,589)             (2,589)
Unrealized loss on available-for-sale
   securities, net of taxes                    --            --          --           (80,478)            (80,478)
                                                                                                      -----------
   Comprehensive income                                                                                   206,395
Dividends paid                                               --    (211,000)               --            (211,000)
                                         -------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2005                  3,000     1,769,440     665,299            76,282           2,514,021
                                         =========================================================================
Net income                                     --            --      64,651                --              64,651
Parent company capital contribution
   for stock option expense                    --         4,107          --                --               4,107
Change in fair value of derivative
   financial instruments, net of taxes         --            --          --            (1,099)             (1,099)
Unrealized loss on available-for-sale
   securities, net of taxes                    --            --          --           (70,503)            (70,503)
                                                                                                      -----------
   Comprehensive loss                                                                                      (2,844)
Dividends paid                                 --            --     (75,000)               --             (75,000)
                                         -------------------------------------------------------------------------
BALANCE, APRIL 2, 2006                      3,000     1,773,547     654,950             4,680           2,436,177
                                         =========================================================================
Acquisition by Lincoln National
   Corporation:
Sale of stockholder's equity               (3,000)   (1,773,547)   (654,950)           (4,680)         (2,436,177)
Lincoln National Corporation
   purchase price                           3,000     3,499,893          --                --           3,502,893
                                         -------------------------------------------------------------------------
BALANCE, APRIL 3, 2006                      3,000     3,499,893          --                --           3,502,893
                                         =========================================================================
Net income                                     --            --     220,460                --             220,460
Change in fair value of derivative
   financial instruments, net of taxes         --            --          --               356                 356
Unrealized gain on available-for-sale
   securities, net of taxes                    --            --          --            44,641              44,641
                                                                                                      -----------
   Comprehensive income                                                                                   265,457
Dividends paid                                 --            --    (216,800)               --            (216,800)
                                         -------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2006               $  3,000   $ 3,499,893   $   3,660         $  44,997         $ 3,551,550
                                         =========================================================================

See accompanying Notes to the Consolidated Financial Statements.

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                 (IN THOUSANDS)

                                                        PERIOD FROM   PERIOD FROM
                                                          APRIL 3      JANUARY 1            YEAR ENDED
                                                          THROUGH       THROUGH            DECEMBER 31,
                                                       DECEMBER 31,     APRIL 2,    -------------------------
                                                           2006           2006          2005          2004
                                                       ------------   -----------   -----------   -----------
OPERATING ACTIVITIES
Net income                                              $ 220,460      $  64,651    $   289,462   $   240,732
Adjustments to reconcile net income to net cash
   provided by operating activities:
   Change in policy liabilities other than deposits        67,904           (349)        43,926       156,380
   Deductions from policyholder accounts, net             (50,422)       (18,641)       (62,241)      (46,100)
   Deferral of policy acquisition costs and sales
      inducements, net of amortization                    (89,340)        (6,203)       (15,205)      (28,235)
   Change in receivables and asset accruals                20,633         13,052         (4,116)       (3,407)
   Change in payables and expense accruals                 (2,503)        57,549         17,523       105,520
   Realized investment losses (gains)                        (497)         3,086          6,266        37,337
   Depreciation and amortization                           20,739          2,033          7,333         1,165
   Amortization (accretion) and additions to value
      of business acquired, net                            42,222         11,540         51,697        (2,847)
   Group coinsurance assumed                                   --             --             --       328,875
   Stock compensation                                          --          4,107             --            --
   Other                                                   (3,022)        26,858         25,157       (12,213)
                                                        ---------      ---------    -----------   -----------
Net cash provided by operating activities                 226,174        157,683        359,802       777,207
                                                        ---------      ---------    -----------   -----------
INVESTING ACTIVITIES
Securities available-for-sale:
   Sales                                                  286,558         59,090        890,460       930,264
   Maturities, calls and redemptions                      599,775        163,813        722,075       825,884
   Purchases                                             (949,836)      (187,613)    (1,647,073)   (2,384,201)
Securities held-to-maturity:
   Sales                                                       --             86            536        19,397
   Maturities, calls and redemptions                           --         64,372        151,711       145,013
   Purchases                                                   --             --            (73)       (7,193)
Repayments of mortgage loans                              149,359         58,025        209,972       164,990
Mortgage loans originated                                 (40,120)        (8,262)      (306,557)     (228,043)
Decrease (increase) in policy loans, net                   (1,345)        (1,111)        10,575         1,851
Securities lending                                         83,599             --             --            --
Other investing activities, net                            (2,040)       (13,901)        (2,452)       16,891
                                                        ---------      ---------    -----------   -----------
Net cash provided by (used in) investing activities       125,950        134,499         29,174      (515,147)
                                                        ---------      ---------    -----------   -----------
FINANCING ACTIVITIES
Policyholder contract deposits                            617,891        179,689        718,947       758,817
Withdrawals of policyholder contract deposits            (798,439)      (275,838)      (920,815)     (858,674)
Net proceeds (payments) from securities sold under
   repurchase agreements                                     (103)           242            245        (4,698)
Cash dividends paid                                      (216,800)       (75,000)      (211,000)     (192,000)
Capital contribution from parent                               --             --             --        55,000
                                                        ---------      ---------    -----------   -----------
Net cash used in financing activities                    (397,451)      (170,907)      (412,623)     (241,555)
                                                        ---------      ---------    -----------   -----------
Net increase (decrease) in cash and cash equivalents      (45,327)       121,275        (23,647)       20,505
Cash and cash equivalents, beginning                      139,826         18,551         42,198        21,693
                                                        ---------      ---------    -----------   -----------
Cash and cash equivalents, ending                       $  94,499      $ 139,826    $    18,551   $    42,198
                                                        =========      =========    ===========   ===========
SUPPLEMENTAL CASH FLOW INFORMATION
Interest paid                                           $   2,868      $   1,328    $     4,427   $     2,310
                                                        =========      =========    ===========   ===========

See accompanying Notes to the Consolidated Financial Statements.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

           JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARY
                          (DOLLAR AMOUNTS IN THOUSANDS)
                                DECEMBER 31, 2006

1. NATURE OF OPERATIONS

Prior to April 3, 2006, Jefferson Pilot Financial Insurance Company ("JPFIC") was wholly owned by Jefferson-Pilot Corporation ("Jefferson-Pilot"). JPFIC and its subsidiary, Jefferson Pilot LifeAmerica Insurance Company ("JPLA"), (collectively referred to as the "Company"), are principally engaged in the sale of individual life insurance products, annuity and investment products, and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents throughout the United States.

On April 3, 2006, Lincoln National Corporation ("LNC" or the "Parent") completed its merger with Jefferson-Pilot by acquiring 100% of the outstanding shares of Jefferson-Pilot in a transaction accounted for under the purchase method of accounting prescribed by Statement of Financial Accounting Standard ("SFAS") No.141, "Business Combinations" ("SFAS 141") and JPFIC became wholly-owned by LNC. JPFIC is expected to merge into Lincoln National Life Company, an Indiana domiciled affiliate on July 1, 2007. This transaction is dependent on the approval by the Indiana Department of Insurance. LNL is a subsidiary of LNC.

SFAS 141 requires that the total purchase price be allocated to the assets acquired and liabilities assumed based on their fair values at the merger date. As of April 3, 2006, the associated fair values of JPFIC were "pushed down" to the Company's financial statements in accordance with push down accounting rules. The Company is in the process of finalizing its internal studies of the fair value of the net assets acquired including investments, value of business acquired (VOBA), intangible assets, and certain liabilities. As such, the preliminary fair values in the table below are subject to adjustment as additional information is obtained, which may result in adjustments to goodwill, which the Company does not expect to be material.

The fair value of JPFIC's net assets assumed in the merger was $3.5 billion. Goodwill of $1.2 billion resulted from the excess of purchase price over the fair value of JPFIC's net assets. The parent paid a premium over the fair value of JPFIC's net assets for a number of potential strategic and financial benefits that are expected to be realized as a result of the merger including, but not limited to, the following:

     - Greater size and scale with improved earnings diversification and strong financial flexibility;

     -    Broader, more balanced product portfolio;

     -    Larger distribution organization; and

     - Value creation opportunities through expense savings and revenue enhancements across business units.

The following table summarizes the preliminary fair values of the net assets acquired as of the acquisition date along with the adjustments that were made to the Company's Balance Sheet to get to the fair value of net assets:

                                                             PRELIMINARY     FAIR VALUE
                                                             FAIR VALUE    ADJUSTMENTS(1)
                                                            ------------   --------------
Investments                                                 $ 11,649,995     $  101,994
Due from reinsurers                                            1,034,439             --
Deferred acquisition costs and value of business acquired      1,055,891       (166,959)
Goodwill                                                       1,236,859        966,907
Other assets                                                     398,798        (43,083)
Assets held in separate accounts                               2,073,659             --
Policy liabilities                                           (11,307,163)       234,716
Income tax liabilities                                          (279,053)       (59,635)
Accounts payable, accruals and other liabilities                (286,873)        29,098
Liabilities related to separate accounts                      (2,073,659)            --
                                                            ------------     ----------
   Total net assets acquired                                $  3,502,893     $1,063,038
                                                            ============     ==========

(1) Premiums and discounts that resulted from recording the assets and liabilities at their respective fair values are being amortized and accreted using methods that approximate a constant effective yield over the expected life of the assets and liabilities.

The goodwill resulting from the merger was allocated to the following segments:

                                     PRELIMINARY
                                      FAIR VALUE
                                     -----------
Individual Markets:
   Life Insurance                     $  530,421
   Annuities                             425,464
                                      ----------
      Total Individual Markets           955,885
Employer Markets: Group Protection       280,974
                                      ----------
      Total Goodwill                  $1,236,859
                                      ==========

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). The Company also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting principles ("SAP"), as adopted by the Insurance Department of the states of Nebraska (JPFIC) and New Jersey (JPLA), and are significantly different from financial statements prepared in accordance with GAAP. See Note 7.

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements presented herein include the accounts of JPFIC and JPLA. All material intercompany accounts and transactions have been eliminated.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred policy acquisition costs, goodwill, value of business acquired, policy liabilities, unearned revenue, and the potential effects of resolving litigated matters.

DEBT AND EQUITY SECURITIES

Debt and equity securities are classified as either securities available-for-sale, which are stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs and value of business acquired or, in 2005, securities held-to-maturity, which are stated at amortized cost and consist of securities the Company has the positive intent and ability to hold to maturity. Fair value is based on quoted market prices from observable market data or estimated using an internal pricing matrix for privately placed securities when quoted market prices are not available. This matrix relies on management's judgment concerning: 1) the discount rate used in calculating expected future cash flows; 2) credit quality; 3) industry sector performance; and 4) expected maturity.

Under certain circumstances, the Company applies professional judgment and makes adjustments based upon specific detailed information concerning the issuer.

Dividend and investment income are recognized when earned. Amortization of premiums and accrual of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Investment securities are regularly reviewed for impairment based on criteria that include the extent to which cost exceeds market value, the duration of the market decline, and the financial health of and specific prospects for the issuer. Unrealized losses that are considered to be other-than-temporary are recognized in realized gains and losses. See Note 3 for further discussion of the Company's policies regarding identification of other-than-temporary impairments. Realized gains and losses on dispositions of securities are determined by the specific identification method.

MORTGAGE AND POLICY LOANS

Mortgage loans on real estate are stated at the unpaid balances adjusted for amortization of premiums and discounts, and are net of estimated unrecoverable amounts. An allowance for unrecoverable amounts is provided for when a mortgage loan becomes impaired. Changes in the allowance are reported as realized investment gains (losses) within the consolidated statements of income. Mortgage loans are considered impaired when it becomes probable the Company will be unable to collect the total amounts due, including principal and interest, according to the contractual terms of the loan. Such an impairment is measured based upon the present value of expected cash flows discounted at the effective interest rate on both a loan-by-loan basis and by measuring aggregated loans with similar risk characteristics. Interest on mortgage loans is recorded until collection is deemed improbable. Policy loans are stated at their unpaid balances.

REAL ESTATE AND OTHER INVESTMENTS

Real estate acquired by foreclosure is stated at the lower of depreciated cost or fair value less estimated costs to sell. Real estate not acquired by foreclosure is stated at cost less accumulated depreciation. Real estate, primarily buildings, is depreciated principally by the straight-line method over estimated useful lives generally ranging from 30 to 40 years. Accumulated depreciation was $1,237 and $31,590 at December 31, 2006 and 2005. Other investments, which consist primarily of affordable housing tax credit investments, are stated at equity, fair value, or the lower of cost or market as appropriate.

Cost of real estate is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in realized gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivatives to help manage exposure to certain equity and interest rate risks. SFAS No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, ("SFAS 133") requires companies to recognize all derivative instruments as either assets or liabilities in the balance sheet at fair value, which we classify within other investments on our consolidated balance sheets. The accounting for changes in the fair value (i.e., gains or losses) of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument, based upon the exposure being hedged, as a fair value hedge or cash flow hedge. The Company accounts for changes in fair values of derivatives that are not part of a hedge or do not qualify for hedge accounting through investment income during the period of the change. For derivatives that are designated and qualify as cash flow hedges, the effective portion of the gain or loss realized on the derivative instrument is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged transaction impacts earnings. The remaining gain or loss on these derivative instruments is recognized in investment income during the period of the change. The effectiveness of the Company's hedge relationships is assessed and measured on a quarterly basis.

CASH AND CASH EQUIVALENTS

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

REINSURANCE BALANCES AND TRANSACTIONS

Reinsurance receivables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder contract deposits. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

Costs related to obtaining new and renewal business, including commissions and incentive compensation, certain costs of underwriting and issuing policies, and certain agency office expenses, all of which vary with and are primarily related to the production of new and renewal business, are deferred.

The Company's traditional individual and group insurance products are long-duration contracts. Deferred policy acquisition costs related to these products are amortized over the expected premium paying periods using the same assumptions for anticipated premium revenue that are used to compute liabilities for future policy benefits. For fixed universal life and annuity products, these costs are amortized at a constant rate based on the present value of the estimated future gross profits to be realized over the terms of the contracts. Estimates of future gross profits are determined based upon assumptions for mortality, interest spreads, lapse rates, and policy fees earned.

Value of business acquired represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuity business acquired in business combinations, applying the same assumptions used to value the related liabilities. Amortization of the value of business acquired occurs over the related contract periods, using current crediting rates to accrete interest and a constant amortization rate based on the present value of expected future profits for fixed universal life and annuity products.

Deferred policy acquisition costs and the value of business acquired for variable life and annuity products are amortized incorporating the assumptions listed above for fixed products, except for interest spreads, but also incorporating mean reversion techniques. In calculating the estimated gross profits for these products, the Company utilizes a long-term total net return on assets of 8.0%.

The carrying amounts of deferred policy acquisition costs and value of business acquired are adjusted for the effect of credit and non-credit related realized gains and losses, and the effects of unrealized gains and losses on debt securities classified as available-for-sale.

At least annually, the assumptions used to estimate future gross profits in calculating the amortization of deferred policy acquisition costs are evaluated in relation to emerging experience. When actual experience varies from the assumptions, adjustments are made in the quarter in which the evaluation of the respective blocks of business is completed. The effects of changes in estimated future gross profits on unamortized deferred policy acquisition costs, referred to as unlockings, are reflected in amortization expense within the consolidated statements of income.

Deferred policy acquisition costs are periodically reviewed to determine that the unamortized portion does not exceed expected recoverable amounts. No significant impairments occurred during the three years ending December 31, 2006

DEFERRED SALES INDUCEMENTS

The Company has policies in force containing two primary types of sales inducements: 1) day-one bonuses on fixed annuities, which are in the form of either an increased interest rate for a stated period or an additional premium credit; and 2) persistency-related interest crediting bonuses. These bonuses are accrued over the period in which the policy must remain in force for the policyholder to qualify for the inducement. Capitalized sales inducements are amortized using the same methodology and assumptions used to amortize deferred policy acquisition costs. The unamortized balance of the deferred sales inducement asset is reported in other assets within the consolidated balance sheets.

GOODWILL

Goodwill (purchase price in excess of net assets acquired in a business combination) carrying amounts are reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review carrying amounts of goodwill for impairment. When considered impaired, the carrying amounts are written down using a combination of fair value and discounted cash flows. No impairments occurred during the three years ending December 31, 2006.

SEPARATE ACCOUNTS

Separate account assets and liabilities represent variable annuity and variable universal life funds segregated for the benefit of the related policyholders who bear the investment risk of their account balances. The separate account assets and liabilities, which are equal, are recorded at fair value. Policyholder account deposits and withdrawals, investment income and realized investment gains and losses in the separate accounts are excluded from the amounts reported in the consolidated statements of income. Fees charged on separate account policyholder account balances are included in universal life and investment product charges in the Consolidated Statements of Income. The amounts of minimum guarantees or other similar benefits related to these policies are negligible.

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost and depreciated principally by the straight-line method over estimated useful lives of 30 to 50 years for buildings, approximately 10 years for other property and equipment, and three to five years for computer hardware and software. Accumulated depreciation was $605 and $42,743 at December 31, 2006 and 2005. Property and equipment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. In such cases, the cost basis of the property and equipment is reduced to fair value with the impairment loss being included in realized gains and losses.

FUTURE POLICY BENEFITS AND OTHER POLICY LIABILITIES

Liabilities for future policy benefits on traditional life and disability insurance are computed by the net level premium valuation method based on assumptions about future investment yield, mortality, morbidity and persistency. Estimates about future circumstances are based principally on historical experience and provide for possible adverse deviations.

Liabilities related to no-lapse guarantees (secondary guarantees) on universal life-type products are included in other policy liabilities within the consolidated balance sheets. These liabilities are calculated by multiplying the benefit ratio (present value of total expected secondary guarantee benefits over the life of the contract divided by the present value of total expected assessments over the life of the contract). by the cumulative profits recorded from purchase date for pre-merger issues and from contract inception for post merger issues through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.

If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to deferred policy acquisition costs and value of business acquired. The accounting for secondary guarantee benefits impacts, and is impacted by, estimated future gross profits used to calculate amortization of deferred policy acquisition costs, value of business acquired, deferred sales inducements, and unearned revenue.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits consist of policy values that accrue to holders of universal life-type contracts and annuities other than portions carried in the separate account, discussed above. The liability is determined using the retrospective deposit method and is presented before deduction of potential surrender charges.

POLICY AND CONTRACT CLAIMS

The liability for policy and contract claims consists of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported, which are based on historical experience adjusted for trends and circumstances. Management believes that the recorded liability is sufficient to provide for claims and the associated adjustment expenses incurred through the balance sheet date.

RECOGNITION OF REVENUE

Premiums on traditional life insurance products are reported as revenue when received unless received in advance of the due date. Premiums on traditional accident and health, disability income and dental insurance are reported as earned over the contract period. A reserve is provided for the portion of premiums written which relates to unexpired coverage terms.

Revenue from universal life-type and annuity products includes charges for the cost of insurance, initiation and administration of the policy and surrender of the policy. Revenue from these charges is recognized in the year assessed to the policyholder, except that any portion of an assessment that relates to services to be provided in future years is deferred as unearned revenue and is recognized as income over the period during which services are provided based upon estimates of future gross profits. The net of amounts deferred and amounts recognized is reflected in universal life and investment product charges in the consolidated statements of income. The effects of changes in estimates of future gross profits, referred to as unlockings, on unearned revenue are reflected in the consolidated statements of income within universal life and investment product charges in the period such revisions occur.

RECOGNITION OF BENEFITS AND EXPENSES

Benefits and expenses, other than deferred policy acquisition costs, related to traditional life, accident and health, disability and dental insurance products are recognized when incurred in a manner designed to match them with related premiums and to spread income recognition over expected policy lives (see preceding discussion of policy liabilities). For universal life-type and annuity products, benefits include interest credited to policyholders' accounts, which is recognized as it accrues.

STOCK BASED COMPENSATION

The Company and its subsidiary are included in LNC's consolidated incentive compensation plans. The Company expenses its portion of the fair value of stock awards included in LNC's incentive compensation plans. On the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology. The fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to paid in capital in shareholder's equity.

INCOME TAXES

On April 3, 2006, the Company's initial parent company, Jefferson-Pilot, merged with and into a wholly owned acquisition subsidiary of LNC, a holding company with control over other insurance subsidiaries, as discussed in Note 1. As a result, LNC became the ultimate parent after completion of the merger. Prior to the merger, the Company's federal income tax return was consolidated with all companies, which were 80% or more owned by Jefferson-Pilot. Effective as of the merger date, the Company's federal income tax return is no longer consolidated with the other members of the holding company group. Instead the Company will file a separate federal income tax return. Deferred income taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that the Company expects, more likely than not, will be realized.

RECLASSIFICATIONS

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or shareholders' equity of the prior years.

NEW ACCOUNTING PRONOUNCEMENTS

SFAS NO, 157--FAIR VALUE MEASUREMENTS

In September 2006, the Financial Accounting Standards Board ("FASB") issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"), which establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability in the most advantageous market for that asset or liability. Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The highest priority is given to quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs in situations where there is little or no market activity for the asset or liability. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs, and the effects of the measurements on earnings. SFAS 157 will be applied prospectively and is effective for fiscal years beginning after November 15, 2007. Retrospective application is required for certain financial instruments as a cumulative effect adjustment to the opening balance of retained earnings. The Company is currently evaluating the effects of SFAS 157 on its consolidated financial condition and results of operations.

FIN 48--ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 establishes criteria that an individual tax position must meet for any part of the benefit of the tax position to be recognized in the financial statements. These criteria include determining whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authority. If the tax position meets the more-likely-than-not threshold, the position is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. If a tax position does not meet the more-likely-than-not recognition threshold, the benefit is not recognized in the financial statements. Upon adoption of FIN 48, the guidance will be applied to all tax positions, and only those tax positions meeting the more-likely-than-not threshold will be recognized or continue to be recognized in the financial statements. Tax positions that previously failed to meet the more-likely-than-not recognition threshold should be recognized in the first subsequent financial reporting period in which that threshold is met. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits. FIN 48 is effective for fiscal years beginning after December 15, 2006. The cumulative effect of adjustment upon initial adoption of FIN 48 will be recorded as an adjustment to retained earnings with no impact on net income. The Company will adopt the provisions of FIN 48 on March 31, 2007, effective January 1, 2007. The adoption of FIN 48 is not expected to have a material effect on the Company's financial condition or results of operations.

SFAS NO. 155--ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140" (SFAS
155), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (d) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument.

In December 2006, the FASB issued Derivative Implementation Group Statement 133 Implementation Issue No. B40, "Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets" (DIG B40). Since SFAS 155 eliminated the interim guidance related to securitized financial assets, DIG B40 provides a narrow scope exception for securitized interests that contain only an embedded derivative related to prepayment risk. Under DIG B40, a securitized interest in prepayable financial assets would not be subject to bifurcation if: (a) the right to accelerate the settlement of the securitized interest cannot be controlled by the investor and (b) the securitized interest itself does not contain an embedded derivative for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. Any other terms in the securitized financial asset that may affect cash flow in a manner similar to a derivative instrument would be subject to the requirements of paragraph 13(b) of SFAS 133. The guidance in DIG B40 is to be applied upon the adoption of SFAS 155.

The Company will adopt the provisions SFAS 155 and DIG B40 on January 1, 2007, for all financial instruments acquired, issued, or subject to a remeasurement event occurring after that date. Prior period restatement is not permitted. The adoption of SFAS 155 is not expected to have a material impact on the Company's consolidated financial condition or results of operations.

SFAS NO. 123R--SHARE-BASED PAYMENT

In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"), which is a revision of SFAS 123, "Accounting for Stock-based Compensation" ("SFAS 123"). SFAS 123(R) requires recognition, at fair value, of all costs resulting from share-based payments to employees, except for equity instruments held by employee share ownership plans. Similar to SFAS 123, under SFAS 123(R) the fair value of share-based payments are recognized as a reduction to earnings over the period an employee is required to provide service in exchange for the award.

Effective January 1, 2006, the Company adopted SFAS 123(R), using the modified prospective transition method. Under that transition method, compensation cost recognized in 2006 includes: (a) compensation cost for all share-based payments granted prior to but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123, and (b) compensation cost for all share-based payments granted subsequent to January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(R). Results from prior periods have not been restated. The effect of adopting SFAS 123(R) did not have a material effect on the Company's results of operations. Prior to January 1, 2006, the Company accounted for stock incentive awards in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25") and accordingly recognized no compensation expense for stock option awards to employees when the option price was not less than the market value of the stock at the date of award.

See Note 16 for more information regarding stock-based compensation plans.

The Company does not invest in significant amounts of nontraditional loan products and FSP 94-6-1 will not have an immediate impact on our disclosures.

SOP 05-1--ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS.

In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position
(SOP) 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" (SOP 05-1). SOP 05-1 addresses the accounting for Deferred Acquisition Costs (DAC) on internal replacements other than those described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." An internal replacement is defined by SOP 05-1 as a modification in product benefits, features, rights or coverages that occurs by (a) exchanging the contract for a new contract, (b) amending, endorsing or attaching a rider to the contract, or (c) electing a feature or coverage within a replaced contract. Contract modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract, and any unamortized DAC, unearned revenue and deferred sales charges must be written-off. SOP 05-1 is to be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

The Company adopted this new accounting guidance effective January 1, 2007. The adoption of this new guidance impacts the Company's assumptions for lapsation used in the amortization of DAC and Value of Business Acquired ("VOBA"). The Company's adoption resulted in a $36.9 million decrease to DAC and VOBA balances and approximately an $11 million increase to amortization in 2007.

FSP 115-1--THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS

In November 2005, the FASB issued FSP FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullifies the accounting and measurement provisions of Emerging Issues Task Force No. 03-1 - "The Meaning of Other Than Temporary Impairments and Its Application to Certain Investments" references existing guidance, and supersedes EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." FSP 115-1 was effective for reporting periods beginning after December 15, 2005, on a prospective basis. The Company's existing policy for recognizing other-than-temporary impairments is consistent with the guidance in FSP 115-1, and includes the recognition of other than temporary impairments of securities resulting from credit related issues as well as declines in fair value related to rising interest rates, where the Company does not have the intent to hold the securities until either maturity or recovery. The Company adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on the Company's consolidated financial condition or results of operations.

NEW ACCOUNTING PRONOUNCEMENTS

THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" (SFAS 159), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 does not affect any existing accounting literature that requires certain assets and liabilities to be carried at fair value and does not eliminate disclosure requirements included in other accounting standards. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. Retrospective application of SFAS 159 is not permitted unless early adoption is elected. At the effective date, the fair value option may be elected for eligible items that exist on that date. The effect of the first re-measurement to fair value shall be reported as a cumulative effect adjustment to the opening balance of retained earnings. The Company is currently evaluating the potential effects of SFAS 159 on its consolidated financial condition and results of operations.

CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS

In September 2006, the Securities and Exchange Commission staff issued Staff Accounting Bulletin No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" (SAB 108). SAB 108 provides guidance for evaluating the effects of prior year uncorrected errors when quantifying misstatements in the current year financial statements. Under SAB 108, the impact of correcting misstatements occurring in the current period and those that have accumulated over prior periods must both be considered when quantifying the impact of misstatements in current period financial statements. SAB 108 is effective for fiscal years ending after November 15, 2006, and may be adopted by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings. The Company adopted the provisions of SAB 108 as of December 31, 2006. The adoption of SAB 108 did not have a material effect on the Company's consolidated financial statements.

3.   INVESTMENTS

SUMMARY COST AND FAIR VALUE INFORMATION

Aggregate cost or amortized cost, aggregate fair value and gross unrealized gains and losses of debt and equity securities were as follows:

                                                                       DECEMBER 31, 2006
                                                       -------------------------------------------------
                                                         COST OR       GROSS        GROSS
                                                        AMORTIZED   UNREALIZED   UNREALIZED      FAIR
                                                          COST         GAINS       LOSSES        VALUE
                                                       ----------   ----------   ----------   ----------
AVAILABLE-FOR-SALE, CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct obligations of
   U.S. Government agencies                            $   59,365    $    413    $   (514)    $   59,264
Federal agency issued mortgage-backed securities
   (including collateralized mortgage obligations)        925,981       6,108      (1,596)       930,493
Obligations of states and political subdivisions           38,552         313         (30)        38,835
Corporate obligations                                   7,840,700      90,283     (15,884)     7,915,099
Corporate private-labeled mortgage-backed securities
   (including collateralized mortgage obligations)        531,914       7,515        (168)       539,261
Affiliate bonds                                           130,243          --          (4)       130,239
                                                       ----------    --------    --------     ----------
Subtotal, debt securities                               9,526,755     104,632     (18,196)     9,613,191
Equity securities                                          13,013       1,717          --         14,730
                                                       ----------    --------    --------     ----------
Securities available-for-sale                          $9,539,768    $106,349    $(18,196)    $9,627,921
                                                       ==========    ========    ========     ==========

                                                                       DECEMBER 31, 2005
                                                       -------------------------------------------------
                                                         COST OR       GROSS        GROSS
                                                        AMORTIZED   UNREALIZED   UNREALIZED      FAIR
                                                          COST         GAINS      (LOSSES)       VALUE
                                                       ----------   ----------   ----------   ----------
AVAILABLE-FOR-SALE, CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct obligations of
   U.S. government agencies                            $  101,616    $  3,989    $  (1,090)   $  104,515
Federal agency issued mortgage-backed securities
   (including collateralized mortgage obligations)        561,469      15,806       (4,454)      572,821
Obligations of states and political subdivisions           20,111       1,077         (256)       20,932
Corporate obligations                                   7,225,546     262,389      (85,895)    7,402,040
Corporate private-labeled mortgage-backed securities
   (including collateralized mortgage obligations)        821,732      16,992       (9,589)      829,135
Affiliated bonds                                          108,000          --       (1,152)      106,848
Redeemable preferred stocks                                 9,153       1,839         (379)       10,613
                                                       ----------    --------    ---------    ----------
Subtotal, debt securities                               8,847,627     302,092     (102,815)    9,046,904
Equity securities                                           6,859       3,464           --        10,323
                                                       ----------    --------    ---------    ----------
Securities available-for-sale                          $8,854,486    $305,556    $(102,815)   $9,057,227
                                                       ==========    ========    =========    ==========
HELD-TO-MATURITY, CARRIED AT AMORTIZED COST
Obligations of states and political subdivisions       $    3,750    $    603    $      --    $    4,353
Corporate obligations                                     661,790      39,722       (4,059)      697,453
Affiliate bonds                                            22,940         262         (638)       22,564
                                                       ----------    --------    ---------    ----------
Debt securities held-to-maturity                       $  688,480    $ 40,587    $  (4,697)   $  724,370
                                                       ==========    ========    =========    ==========

Affiliate bonds consist of securities issued by Lincoln JP Holdings L.P., Lincoln Financial Media Company and LNC. See further discussion in Note 12.

CONTRACTUAL MATURITIES

Aggregate amortized cost and aggregate fair value of debt securities at December 31, 2006, according to maturity date, were as indicated below. Contractual maturity dates were utilized for all securities except for mortgage-backed securities, which are based upon estimated maturity dates. Actual future maturities will differ from the contractual maturities shown because the issuers of certain debt securities have the right to call or prepay the amounts due to the Company, with or without penalty.

                                            AVAILABLE-FOR-SALE
                                         -----------------------
                                          AMORTIZED      FAIR
                                            COST         VALUE
                                         ----------   ----------
Due in one year or less                  $  383,281   $  383,101
Due after one year through five years     2,737,093    2,750,186
Due after five years through ten years    3,070,169    3,099,630
Due after ten years                       1,878,317    1,910,520
Amounts not due at a single maturity
   date                                   1,457,895    1,469,754
                                         ----------   ----------
                                         $9,526,755   $9,613,191
                                         ==========   ==========

SECURITIES LENDING

In its securities lending program, the Company generally receives cash collateral in an amount that is in excess of the market value of the securities loaned. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary. The market value of securities loaned and collateral received amounted to $80,121 and $83,599 at December 31, 2006, and $106,495 and $110,635 at December 31, 2005.

CHANGES IN NET UNREALIZED GAINS ON SECURITIES

Changes in amounts affecting net unrealized gains included in other comprehensive income, reduced by deferred income taxes, were as follows:

                                                                   NET UNREALIZED GAINS (LOSSES)
                                                                -----------------------------------
                                                                   DEBT        EQUITY
                                                                SECURITIES   SECURITIES     TOTAL
                                                                ----------   ----------   ---------
Net unrealized gains on securities available-for-sale as of
   December 31, 2003                                            $ 152,455     $ 1,993     $ 154,448
Change during year ended December 31, 2004:
   Increase in stated amount of securities                            797         949         1,746
   Increase in value of business acquired and deferred
      policy acquisition costs                                      2,487          --         2,487
   Increase in deferred income tax liabilities                     (1,150)       (332)       (1,482)
                                                                ---------     -------     ---------
Increase in net unrealized gains included in other
   comprehensive income                                             2,134         617         2,751
                                                                ---------     -------     ---------
Net unrealized gains on securities available-for-sale as
   of December 31, 2004                                           154,589       2,610       157,199
Change during year ended December 31, 2005:
   Decrease in stated amount of securities                       (249,997)       (554)     (250,551)
   Increase in value of business acquired and deferred
      policy acquisition costs                                    126,738          --       126,738
   Decrease in deferred income tax liabilities                     43,141         194        43,335
                                                                ---------     -------     ---------
Decrease in net unrealized gains included in other
   comprehensive income                                           (80,118)       (360)      (80,478)
                                                                ---------     -------     ---------
Net unrealized gains on securities available-for-sale as of
   December 31, 2005                                               74,471       2,250        76,721
Change during period January 1 through April 2, 2006:
   Increase (decrease) in stated amount of securities            (184,858)        150      (184,708)
   Increase in value of business acquired and deferred
      policy acquisition costs                                     76,242                    76,242
   Decrease (increase) in deferred income tax liabilities          38,015         (52)       37,963
                                                                ---------     -------     ---------
Increase (decrease) in net unrealized gains included in other
   comprehensive income                                           (70,601)         98       (70,503)
                                                                ---------     -------     ---------
Net unrealized gains on securities
   available-for-sale as of April 2, 2006                           3,870       2,348         6,218
Sale of stockholder's equity                                       (3,870)     (2,348)       (6,218)
                                                                ---------     -------     ---------
Net unrealized gains on securities
   available-for-sale as of April 3, 2006                              --          --            --
                                                                ---------     -------     ---------
Net unrealized gains on securities
   available-for-sale as of April 3, 2006                              --          --            --
Change during period April 3 through December 31, 2006:
   Increase in stated amount of securities                         86,436       1,717        88,153
   Decrease in deferred policy acquisition costs and value of
      business acquired                                           (19,557)         --       (19,557)
   Increase in deferred income tax liabilities                    (23,354)       (601)      (23,955)
                                                                ---------     -------     ---------
Increase in net unrealized gains included in other
   comprehensive income                                            43,525       1,116        44,641
                                                                ---------     -------     ---------
Net unrealized gains on securities available-for-sale as of
   December 31, 2006                                            $  43,525     $ 1,116     $  44,641
                                                                =========     =======     =========

NET INVESTMENT INCOME

The details of net investment income follow:

                                          PERIOD FROM   PERIOD FROM
                                            APRIL 3      JANUARY 1         YEAR ENDED
                                            THROUGH       THROUGH          DECEMBER 31,
                                         DECEMBER 31,     APRIL 2,    -------------------
                                             2006           2006        2005       2004
                                         ------------   -----------   --------   --------
Interest on debt securities                $429,573       $144,476    $598,307   $606,715
Investment income on equity securities          700             20         843        807
Interest on mortgage loans                   72,385         25,475     102,480    101,865
Interest on policy loans                     25,705          7,653      35,004     34,819
Other investment income                       6,661          5,744      10,778     14,675
                                           --------       --------    --------   --------
Gross investment income                     535,024        183,368     747,412    758,881
Investment expenses                         (20,768)        (5,362)    (18,925)   (16,499)
                                           --------       --------    --------   --------
Net investment income                      $514,256       $178,006    $728,487   $742,382
                                           ========       ========    ========   ========

Investment expenses include salaries, expenses of maintaining and operating investment real estate, real estate depreciation and other allocated costs of investment management and administration.

REALIZED GAINS AND LOSSES

The details of realized investment gains (losses), including other-than-temporary impairments, follow:

                                                      PERIOD FROM   PERIOD FROM
                                                        APRIL 3      JANUARY 1        YEAR ENDED
                                                        THROUGH       THROUGH         DECEMBER 31,
                                                     DECEMBER 31,     APRIL 2,    ------------------
                                                         2006           2006        2005      2004
                                                     ------------   -----------   -------   --------
Debt securities                                         $ 2,035       $(3,357)    $(9,903)  $(40,111)
Other                                                     1,692           198       4,989       (374)
Amortization of deferred policy acquisition costs,
   value of  business acquired and deferred sales
   inducements                                           (3,230)           73      (1,352)     3,148
                                                        -------       -------     -------   --------
Realized investment losses                              $   497       $(3,086)    $(6,266)  $(37,337)
                                                        =======       =======     =======   ========

See Note 5 for discussion of amortization of deferred policy acquisition costs, value of business acquired and deferred sales inducements.

Information about total gross realized gains and losses on debt securities, including other-than-temporary impairments, follows:

                                                      PERIOD FROM   PERIOD FROM
                                                        APRIL 3      JANUARY 1        YEAR ENDED
                                                        THROUGH       THROUGH         DECEMBER 31,
                                                     DECEMBER 31,     APRIL 2,    -------------------
                                                         2006           2006        2005       2004
                                                     ------------   -----------   --------   --------
Gross realized:
   Gains                                               $11,492        $ 1,493     $ 25,332   $ 19,583
   Losses                                               (9,457)        (4,850)     (35,235)   (59,694)
                                                       -------        -------     --------   --------
Realized gains (losses) on total securities            $ 2,035        $(3,357)    $ (9,903)  $(40,111)
                                                       =======        =======     ========   ========

Information about gross realized gains and losses on available-for-sale securities, including other-than-temporary impairments, follows:

                                                      PERIOD FROM   PERIOD FROM
                                                        APRIL 3      JANUARY 1        YEAR ENDED
                                                        THROUGH       THROUGH         DECEMBER 31,
                                                     DECEMBER 31,     APRIL 2,    -------------------
                                                         2006           2006        2005      2004
                                                     ------------   -----------   --------   --------
Gross realized:
   Gains                                               $11,492        $ 1,211     $ 23,795   $ 15,735
   Losses                                               (9,457)        (4,827)     (35,073)   (59,186)
                                                       -------        -------     --------   --------
Realized gains (losses) on available-for-sale
   securities                                          $ 2,035        $(3,616)    $(11,278)  $(43,451)
                                                       =======        =======     ========   ========

INVESTMENT CONCENTRATION RISK AND IMPAIRMENT

Investments in debt and equity securities include 1,084 issuers. Debt securities include investments in Lincoln JP Holdings L.P. of $108,000 and $106,848 as of December 31, 2006 and 2005. At December 31, 2006, no other corporate issuer represents more than 1% of investments. At December 31, 2005, Wachovia Corporation represented more than 1% of debt and equity investments with a balance of $105,753. Debt securities considered less than investment grade approximated 8% and 7% of the total debt securities portfolio as of December 31, 2006 and 2005.

The Company uses repurchase agreements to meet various cash requirements. At December 31, 2006 and 2005, the amounts held in debt securities available-for-sale pledged as collateral for these borrowings were $158,392 and $158,346.

As of December 31, 2006, the Company's commercial mortgage loan portfolio was comprised of conventional real estate mortgages collateralized primarily by industrial (31%), retail (30%), office (25%), apartment (8%), hotel (5%), and other (1%) properties. Our mortgage loan underwriting standards emphasize the credit status of a prospective borrower, quality of the underlying collateral and loan-to-value relationships. Approximately 29% of stated mortgage loan balances as of December 31, 2006 are for properties located in South Atlantic states, approximately 20% are for properties located in Pacific states, approximately 12% are for properties located in the East North Central states, approximately 11% are for properties located in the West South Central states, and approximately 11% are for properties located in the West North Central states. No other geographic region represents greater than 10% of December 31, 2006 mortgage loans.

At December 31, 2006 and 2005, the recorded investment in mortgage loans that were considered to be potentially impaired was $0 and $2,238. There were no delinquent loans outstanding as of December 31, 2006 and 2005. The related allowance for credit losses on all mortgage loans was $0 and $5,922 at December 31, 2006 and 2005. The average recorded investment in potentially impaired loans was $0 from April 3 through December 31, 2006, $2,225 from January 1 through April 2, 2006, and $3,799 and $5,225 during the years ended December 31, 2005 and 2004, on which interest income of $0 from April 3 through December 31, 2006, $14 from January 1 through April 2, 2006, and $177 and $235 during the years ended December 31, 2005 and 2004, was recognized.

The Company sold certain securities that had been classified as held-to-maturity, due to significant declines in credit worthiness. The net amortized cost of securities sold were $0, $536 and $11,633 for 2006, 2005 and 2004. The realized gains on the sales of these securities, some of which were previously impaired, were $0, $0 and $421.

The Company monitors its portfolio closely to ensure that all other-than-temporary impairments are identified and recognized in earnings as they occur. The table below summarizes unrealized losses on all debt securities held by both asset class and length of time that a security has been in an unrealized loss position:

                                                                          DECEMBER 31, 2006
                                           ---------------------------------------------------------------------------
                                             LESS THAN 12 MONTHS       12 MONTHS OR LONGER               TOTAL
                                           -----------------------   -----------------------   -----------------------
                                                           GROSS                     GROSS                     GROSS
                                                        UNREALIZED                UNREALIZED                UNREALIZED
                                           FAIR VALUE     LOSSES     FAIR VALUE     LOSSES     FAIR VALUE     LOSSES
                                           ----------   ----------   ----------   ----------   ----------   ----------
U.S. Treasury obligations and direct
   obligations of U.S. Government
   agencies                                $   24,247    $   (514)       $--          $--      $   24,247    $   (514)
Federal agency issued mortgage-backed
   securities (including collateralized
   mortgage obligations)                      252,625      (1,596)        --           --         252,625      (1,596)
Obligations of states and political
   subdivisions                                 6,757         (30)        --           --           6,757         (30)
Corporate obligations                       1,619,415     (15,884)        --           --       1,619,415     (15,884)
Corporate private-labeled
   mortgage-backed securities (including
   collateralized mortgage obligations)        61,716        (168)        --           --          61,716        (168)
Affiliate bonds                                11,822          (4)        --           --          11,822          (4)
                                           ----------    --------        ---          ---      ----------    --------
Total temporarily impaired securities      $1,976,582    $(18,196)       $--          $--      $1,976,582    $(18,196)
                                           ==========    ========        ===          ===      ==========    ========

                                                                         DECEMBER 31, 2005
                                           ---------------------------------------------------------------------------
                                             LESS THAN 12 MONTHS       12 MONTHS OR LONGER              TOTAL
                                           -----------------------   -----------------------   -----------------------
                                                           GROSS                     GROSS                     GROSS
                                                        UNREALIZED                UNREALIZED                UNREALIZED
                                           FAIR VALUE     LOSSES     FAIR VALUE     LOSSES     FAIR VALUE     LOSSES
                                           ----------   ----------   ----------   ----------   ----------   ----------
U.S. Treasury obligations and direct
   obligations of U.S. Government
   agencies                                $   24,905    $   (521)   $   18,617    $   (569)   $   43,522   $  (1,090)
Federal agency issued mortgage-backed
   securities (including collateralized
   mortgage obligations)                       85,513      (2,599)       44,886      (1,855)      130,399      (4,454)
Obligations of states and political
   subdivisions                                 8,700        (256)           --          --         8,700        (256)
Corporate obligations                       2,386,691     (53,987)      889,742     (35,967)    3,276,433     (89,954)
Corporate private-labeled
   mortgage-backed securities (including
   collateralized mortgage obligations)       473,299      (7,111)       55,731      (2,478)      529,030      (9,589)
Redeemable preferred stock                        925        (126)        1,850        (253)        2,775        (379)
Affiliate bonds                               106,848      (1,152)       14,718        (638)      121,566      (1,790)
                                           ----------    --------    ----------    --------    ----------   ---------
Total temporarily impaired securities      $3,086,881    $(65,752)   $1,025,544    $(41,760)   $4,112,425   $(107,512)
                                           ==========    ========    ==========    ========    ==========   =========

One statistic to which the Company pays particular attention with respect to debt securities is the fair value to amortized cost ratio. Securities with a fair value to amortized cost ratio in the 90%-99% range are typically securities that have been impacted by increases in market interest rates or sector spreads. Securities in the 80%-89% range are typically securities that have been impacted by increased market yields, specific credit concerns or both. These securities are monitored to ensure that the impairment is not other-than-temporary. Securities with a fair value to amortized cost ratio less then 80% are considered to be "potentially distressed securities," and are subjected to rigorous review. The following factors are considered: the length of time a security's fair value has been below amortized cost, industry factors or conditions related to a geographic area that are negatively affecting the security, downgrades by rating agencies, the valuations of assets specifically pledged to support the credit, the overall financial condition of the issuer, past due interest or principal payments, and our intent and ability to hold the security for a sufficient time to allow for a recovery in value.

The table below summarizes the securities with unrealized losses in our debt portfolio as of December 31, 2006:

                 AMORTIZED      FAIR      UNREALIZED
                   COST         VALUE       LOSSES     PERCENTAGE
                ----------   ----------   ----------   ----------
90% - 99%       $1,973,261   $1,958,011    $(15,250)       84%
80% - 89%           21,403       18,487      (2,916)       16%
Below 80%              114           84         (30)       --
                ----------   ----------    --------       ---
                $1,994,778   $1,976,582    $(18,196)      100%
                ==========   ==========    ========       ===

As of December 31, 2006, the Company held four securities that were "potentially distressed."

4. DERIVATIVE FINANCIAL INSTRUMENTS

The fair values of the Company's derivative instruments were $(1,297) and $(1,083) at December 31, 2006 and 2005 and are included in other investments in the consolidated balance sheets. At December 31, 2006 and 2005, the Company had no fair value hedges or hedges of net investments in foreign operations.

CASH FLOW HEDGING STRATEGY

The Company uses interest rate swaps to convert floating rate investments to fixed rate investments. Interest is exchanged periodically on the notional value with the Company receiving the fixed rate and paying various short-term LIBOR rates on a net exchange basis. For the years ended December 31, 2006, 2005 and 2004, the ineffective portion of the Company's cash flow hedging instruments, which is recognized in realized investment gains, was not significant. At December 31, 2006 and 2005, the maximum term of interest rate swaps that hedged floating rate investments was twenty years and eight years, respectively.

The Company also uses interest rate swaps to hedge anticipated purchases of assets that support the annuity line of business. As assets are purchased, the interest rate swap is unwound resulting in a realized gain (loss) which effectively offsets the change in the cost of the assets purchased to back annuities issued. The gain (loss) is amortized into income over time, resulting in an overall yield that is consistent with the Company's pricing assumptions. The Company recognized other comprehensive income related to cash flow hedges, net of taxes, of $356 from April 3 through December 31, 2006, $(1,099) from January 1 through April 2, 2006, and $(2,589) and $(1,823) for the years ended December 31, 2005 and 2004. During 2006, 2005 and 2004, the Company did not reclassify any gains (losses) into earnings as a result of the discontinuance of its cash flow hedges. Further, the Company does not expect to reclassify a significant amount of net gains (losses) on derivative instruments from accumulated other comprehensive income to earnings during the next twelve months.

Certain swaps serve as economic hedges but do not qualify for hedge accounting under SFAS 133. These swaps are marked-to-market through realized gains. The Company's realized investment gains from these swaps were $509 from April 3 through December 31, 2006, $(307) from January 1 through April 2, 2006, and $421 and $514 for the years ended December 31, 2005 and 2004.

OTHER DERIVATIVES

The Company markets indexed annuities. These contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500(R) index. Policyholders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, the Company has the opportunity to re-price the equity-indexed component by establishing participation rates, subject to minimum guarantees. The Company purchases options that are highly correlated to the portfolio allocation decisions of its policyholders, such that the Company is economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held impacts net investment income and interest credited in equal and offsetting amounts. SFAS 133 requires that the Company calculates fair values of index options it will purchase in the future to hedge policyholder index allocations in future reset periods. These fair values represent an estimate of the cost of the options the Company will purchase in the future, discounted back to the date of the balance sheet, using current market indicators of volatility and interest rates. Changes in fair values of these liabilities are reported in interest credited. Interest credited was decreased by $137, $522 and $2,364 in 2006, 2005 and 2004 for the changes in fair value of these liabilities. The Company also invests in debt securities with embedded options, which are considered to be derivative instruments under SFAS 133. These derivatives are marked-to-market through realized investment gains, but were insignificant for the years ended December 31, 2006, 2005, and 2004.

Counterparties to derivative instruments expose the Company to credit risk in the event of non-performance. The Company limits this exposure by diversifying among counterparties with high credit ratings. The Company's credit risk exposure on swaps is limited to the fair value of swap agreements that it has recorded as an asset. The Company does not expect any counterparty to fail to meet its obligation.

5. DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED AND DEFERRED SALES INDUCEMENT ASSET

DEFERRED POLICY ACQUISITION COSTS

The following table rolls forward the Company's deferred policy acquisition costs asset for the periods April 3 through December 31, 2006, January 1 through April 2, 2006, and the years ended December 31, 2005 and 2004:

                                                  PERIOD FROM   PERIOD FROM
                                                    APRIL 3      JANUARY 1          YEAR ENDED
                                                    THROUGH       THROUGH          DECEMBER 31,
                                                 DECEMBER 31,     APRIL 2,    ---------------------
                                                     2006           2006         2005        2004
                                                 ------------   -----------   ---------   ---------
Beginning balance                                 $ 727,271       $674,858    $ 586,157   $ 564,152

Purchase accounting fair value adjustment          (727,271)            --           --          --
Cumulative effect of change in accounting
   principle                                             --             --           --      (2,504)
Group coinsurance assumed                                --             --           --      37,447
                                                  ---------       --------    ---------   ---------
                                                         --        674,858      586,157     599,095
                                                  ---------       --------    ---------   ---------
Deferrals:
   Commissions                                       38,618         16,176       59,551      62,102
   Other                                             59,513         19,589       62,449      55,979
                                                  ---------       --------    ---------   ---------
Total deferrals                                      98,131         35,765      122,000     118,081
                                                  ---------       --------    ---------   ---------
Adjustments:
   Amortization                                      (9,477)       (28,825)    (102,791)   (125,614)
   Adjustment related to realized losses
      (gains) on debt securities                        349             75         (113)        804
   Adjustment related to unrealized losses
      (gains) on securities available-for-sale         (337)        45,398       69,605      (6,209)
                                                  ---------       --------    ---------   ---------
Total adjustments                                     9,465         16,648      (33,299)   (131,019)
                                                  ---------       --------    ---------   ---------
Ending balance                                    $  88,666       $727,271    $ 674,858   $ 586,157
                                                  =========       ========    =========   =========

See Note 10 for discussion of group coinsurance transaction.

5. DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED AND DEFERRED SALES INDUCEMENT ASSET--CONTINUED

VALUE OF BUSINESS ACQUIRED

The following table rolls forward the Company's value of business acquired asset for the periods April 3 through December 31, 2006, January 1 through April 2, 2006, and the years ended December 31, 2005 and 2004:

                                               PERIOD FROM   PERIOD FROM
                                                 APRIL 3      JANUARY 1          YEAR ENDED
                                                 THROUGH        THROUGH         DECEMBER 31,
                                              DECEMBER 31,     APRIL 2,    ---------------------
                                                  2006           2006         2005        2004
                                              ------------   -----------   ---------   ---------
Beginning balance                              $  495,579      $476,277     $472,076    $458,189
Purchase accounting fair value adjustment         560,312            --           --          --
Cumulative effect of change in accounting
   principle                                           --            --           --      30,223
                                               ----------      --------     --------    --------
                                                1,055,891       476,277      472,076     488,412
                                               ----------      --------     --------    --------
Deferral of commissions and accretion of
   interest                                        17,660           209        1,144       4,416
                                               ----------      --------     --------    --------
Adjustments:
   Amortization                                   (59,882)      (11,749)     (52,841)    (31,792)
   Adjustment related to realized losses
      (gains) on debt securities                   (3,579)           (2)      (1,235)      2,344
   Adjustment related to unrealized losses
      on debt securities available-for-sale       (19,220)       30,844       57,133       8,696
                                               ----------      --------     --------    --------
Total adjustments                                 (82,681)       19,093        3,057     (20,752)
                                               ----------      --------     --------    --------
Ending balance                                 $  990,870      $495,579     $476,277    $472,076
                                               ==========      ========     ========    ========

Expected approximate amortization percentages relating to the value of business acquired for the next five years are as follows:

       AMORTIZATION
YEAR    PERCENTAGE
----   ------------
2007       6.3%
2008       7.7%
2009       6.6%
2010       6.3%
2011       5.7%

DEFERRED SALES INDUCEMENT ASSET

The deferred sales inducement asset is included within other assets in the consolidated balance sheets. The following table rolls forward the Company's deferred sales inducement asset for the periods April 3 through December 31, 2006, January 1 through April 2, 2006 and the years ended December 31, 2005 and 2004:

                                                       PERIOD FROM   PERIOD FROM
                                                         APRIL 3      JANUARY 1        YEAR ENDED
                                                         THROUGH       THROUGH        DECEMBER 31,
                                                      DECEMBER 31,     APRIL 2,    -----------------
                                                          2006           2006        2005      2004
                                                      ------------   -----------   -------   -------
Beginning balance                                       $ 33,527       $34,264     $38,272   $    --
Purchase accounting fair value adjustment                (33,527)           --          --        --
Cumulative effect of change in accounting principle           --            --          --    41,223
Deferral of bonus interest                                   693           120         912       468
Adjustments:
   Amortization                                               (7)         (857)     (4,916)   (3,419)
   Adjustment related to realized (gains) on debt
      securities available-for-sale                           --            --          (4)       --
                                                        --------       -------     -------   -------
Total adjustments                                             (7)         (857)     (4,920)   (3,419)
                                                        --------       -------     -------   -------
Ending balance                                          $    686       $33,527     $34,264   $38,272
                                                        ========       =======     =======   =======

6. POLICY LIABILITIES INFORMATION

INTEREST RATE ASSUMPTIONS

The liability for future policy benefits associated with ordinary life insurance policies was determined using initial interest rate assumptions ranging from 5.5% to 7.8% and, when applicable, uniform grading over 10 years to an ultimate rate of 6.5%. Interest rate assumptions for weekly premium, monthly debit and term life insurance products generally fall within the same ranges as those pertaining to ordinary life insurance policies.

Credited interest rates for universal life-type products ranged from 3.0% to 9.0% in 2006 and 2005. The average credited interest rates for universal life-type products were 4.7% in 2006, 2005, and 2004. For annuity products, credited interest rates generally ranged from 3.0% to 7.4% in 2006, 3.0% to 6.4% in 2005, and 3.0% to 7.4% in 2004. The average credited interest rates for annuity products were 4.1% for 2006, 4.0% for 2005, and 4.3% for 2004.

MORTALITY AND WITHDRAWAL ASSUMPTIONS

Assumed mortality rates are generally based on experience multiples applied to select and ultimate tables commonly used in the industry. Withdrawal assumptions for individual life insurance policies are based on historical company experience and vary by issue age, type of coverage and policy duration.

ACCIDENT AND HEALTH AND DISABILITY INSURANCE LIABILITIES ACTIVITY

Activity in the liabilities for accident and health and disability benefits, including reserves for future policy benefits and unpaid claims and claim adjustment expenses was as follows:

                                             PERIOD FROM   PERIOD FROM
                                               APRIL 3      JANUARY 1           YEAR ENDED
                                               THROUGH       THROUGH           DECEMBER 31,
                                            DECEMBER 31,    APRIL 2,     -----------------------
                                                2006          2006          2005         2004
                                            ------------   -----------   ----------   ----------
Balance at beginning of period               $  939,745     $  929,307   $  846,643   $  507,238
Less reinsurance recoverables                   103,930         96,958       84,346       94,381
                                             ----------     ----------   ----------   ----------
Net balance at beginning of period              835,815        832,349      762,297      412,857
                                             ----------     ----------   ----------   ----------
Reinsurance transaction (See Note 9)                 --             --           --      253,348
Amount incurred:
   Current year                                 450,629        131,612      580,771      582,066
   Prior year                                     3,037          5,157       10,072      (22,452)
                                             ----------     ----------   ----------   ----------
                                                453,666        136,769      590,843      559,614
                                             ----------     ----------   ----------   ----------
Less amount paid:
   Current year                                 250,523         50,600      295,157      292,495
   Prior year                                   164,767         82,703      225,634      171,027
                                             ----------     ----------   ----------   ----------
                                                415,290        133,303      520,791      463,522
                                             ----------     ----------   ----------   ----------
Net balance at end of period                    874,191        835,815      832,349      762,297
Plus reinsurance recoverables                   101,912        103,930       96,958       84,346
                                             ----------     ----------   ----------   ----------
Balance at end of period                     $  976,103     $  939,745   $  929,307   $  846,643
                                             ==========     ==========   ==========   ==========
Balance at end of period included with:
   Total future policy benefits              $1,860,471     $1,850,780   $1,909,441   $1,822,837
   Less: Other future policy benefits           926,302        956,539    1,024,166    1,030,211
                                             ----------     ----------   ----------   ----------
      A&H future benefits                       934,169        894,241      885,275      792,626
                                             ----------     ----------   ----------   ----------
   Total policy and contract claims             166,288        167,573      176,282      194,330
   Less: Other policy and contract claims       124,354        122,069      132,250      140,313
                                             ----------     ----------   ----------   ----------
      A&H policy and contract claims             41,934         45,504       44,032       54,017
                                             ----------     ----------   ----------   ----------
      Total A&H reserves                     $  976,103     $  939,745   $  929,307   $  846,643
                                             ==========     ==========   ==========   ==========

The Company uses estimates for determining its liability for accident and health and disability benefits, which are based on historical claim payment patterns and attempt to provide for the inherent variability in claim patterns and severity. In 2006 and 2005, the amount incurred for accident and health and disability benefits related to prior years was negatively impacted by claims termination experience in the Company's long-term disability business.

SOP 03-1 POLICY LIABILITIES

At December 31, 2006 and 2005, the amount of SOP 03-1 policy liabilities included in other policy liabilities on the consolidated balance sheets were $2,894 and $1,397, respectively.

7. STATUTORY FINANCIAL INFORMATION

The Company prepares financial statements on the basis of SAP prescribed or permitted by the Nebraska Department of Insurance for JPFIC, and the New Jersey Department of Banking and Insurance for JPLA. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The Company does not utilize any permitted practices in the preparation of the statutory financial statements.

The principal differences between SAP and GAAP are (1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP,
(2) the value of business acquired is not capitalized under SAP, but is under GAAP, (3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided, (4) the classification and carrying amounts of investments in certain securities are different, (5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, (6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, and (7) certain assets are not admitted for purposes of determining surplus under SAP.

Reported capital and surplus on a statutory basis at December 31, 2006 and 2005 was $1,140,379 and $1,220,460. Reported statutory net income for the years ended December 31, 2006, 2005 and 2004 was $262,015, $290,812 and $200,856.

Prior to its acquisition, Guarantee Life Insurance Company ("GLIC", which was subsequently merged into JPFIC) converted from a mutual form to a stock life company. In connection with that conversion, GLIC agreed to segregate certain assets to provide for dividends on participating policies using dividend scales in effect at the time of the conversion, providing that the experience underlying such scales continued. The assets allocated to the participating policies, including revenue there from, will accrue solely to the benefit of those policies. The assets and liabilities relating to these participating policies amounted to $320,223 and $327,382 at December 31, 2006 and $321,193 and $332,819 at December 31, 2005. The excess of liabilities over the assets represents the total estimated future earnings expected to emerge from these participating policies.

Risk-Based Capital ("RBC") requirements promulgated by the NAIC require life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk and general business risk. The NAIC and the Life and Health Actuarial Task Force recently approved statutory reserving practices under Actuarial Guideline 38 (referred to as AXXX or the Guideline) that will require the Company, and other companies, to record higher AXXX reserves on new sales during a 21-month period beginning July 1, 2005, followed by a long-term change to reserving methods for these products. As of December 31, 2006, the Company and its subsidiary's adjusted capital and surplus exceeded their authorized control level RBC.

Some states require life insurers to maintain a certain value of securities on deposit with the state in order to conduct business in that state. The Company had securities totaling $17,290 and $17,960 on deposit with various states in 2006 and 2005, which are reported in debt securities within the Company's consolidated balance sheets.

The General Statutes of Nebraska require JPFIC to maintain minimum capital of $1,000 and minimum surplus of $1,500 over and above capital. Additionally, the General Statutes of Nebraska limit the amount of dividends that JPFIC may pay annually without first obtaining regulatory approval. Generally, the limitations are based on a combination of statutory net gain from operations for the preceding year, 10% of statutory surplus at the end of the preceding year, and dividends and distributions made within the preceding twelve months. Depending on the timing of the payment, JPFIC could pay $288,378 in dividends in 2007 without prior approval of the Nebraska Commissioner of Insurance.

The New Jersey Statutes require JPLA to maintain minimum capital of $1,530 and minimum unassigned surplus of $6,120. Additionally, the New Jersey Statutes limit the amount of dividends that JPLA may pay annually without first obtaining regulatory approval. Payments of dividends to the stockholder generally are restricted to the greater of 10% of policyholders' surplus of the previous year or the previous year's net income. Depending on the timing of payments, approximately $6,619 in dividends can be paid by JPLA in 2007 without prior approval of the New Jersey Commissioner of Banking and Insurance.

8. FEDERAL INCOME TAXES

The Federal income tax expense (benefit) is as follows:

                      PERIOD FROM        PERIOD FROM
                    APRIL 3 THROUGH       JANUARY 1      YEAR ENDED DECEMBER 31,
                     DECEMBER 31,     THROUGH APRIL 2,   -----------------------
                         2006               2006            2005         2004
                    ---------------   ----------------   ----------   ----------
Current                 $ 87,787           $44,558        $113,282     $ 27,701
Deferred                  31,121            (2,531)         38,590       96,059
                        --------           -------        --------     --------
Total tax expense       $118,908           $42,027        $151,872     $123,760
                        ========           =======        ========     ========

The effective tax rate on pre-tax income from continuing operations differs from the prevailing corporate Federal income tax rate. A reconciliation of this difference is as follows:

                                         PERIOD FROM        PERIOD FROM
                                       APRIL 3 THROUGH       JANUARY 1            DECEMBER 31,
                                        DECEMBER 31,     THROUGH APRIL 2,   -----------------------
                                            2006               2006            2005         2004
                                       ---------------   ----------------   ----------   ----------
Tax rate of 35% times pre-tax income      $118,779            $37,337        $154,467     $130,104
Effect of:
   Tax-preferred investment income            (761)              (642)         (2,570)      (1,855)
   Tax credits                                 (80)                --            (323)        (452)
   Release of prior year overaccrual            --                 --              --       (4,235)
   IRS audit adjustments                       767              5,326             126           --
   Other items                                 203                  6             172          198
                                          --------            -------        --------     --------
      Provision for income taxes          $118,908            $42,027        $151,872     $123,760
                                          ========            =======        ========     ========
      Effective tax rate                      35.0%              39.4%           34.4%        33.3%
                                          ========            =======        ========     ========

The Federal income tax asset (liability) is as follows:

                                                               YEAR ENDED
                                                              DECEMBER 31,
                                                         ---------------------
                                                            2006       2005
                                                         ---------   ---------
Current                                                  $   7,906   $   7,874
Deferred                                                  (284,226)   (213,007)
                                                         ---------   ---------
Total federal income tax liability                       $(276,320)  $(205,133)
                                                         =========   =========

Significant components of JPFIC's deferred tax assets and liabilities are as follows:

                                                            DECEMBER 31,
                                                       ---------------------
                                                          2006        2005
                                                       ---------   ---------
Deferred income tax assets:
   Insurance and investment contract liabilities       $  23,759   $ 130,860
   Deferral of policy acquisition costs                   85,109          --
   Investments                                                --       6,071
   Deferred compensation                                  21,862      21,862
   Capital loss carryforward                               1,611       1,393
   Deferred gain recognition for income tax purposes         399         189
   Unearned investment revenue                             2,381       2,457
   Other deferred tax assets                               6,688       6,943
                                                       ---------   ---------
Total deferred tax assets                                141,809     169,775
Deferred income tax liabilities:
   Deferral of policy acquisition costs                       --    (150,134)
   Present value in force                               (343,411)   (176,878)
   Net unrealized gains on securities                    (31,047)    (41,075)
   Investments                                           (17,463)         --
   Property, plant, and equipment                        (28,597)    (10,971)
   Obligation for postretirement benefits                 (4,065)     (3,659)
   Other deferred tax liabilities                         (1,452)        (65)
                                                       ---------   ---------
Total deferred tax liabilities                          (426,035)   (382,782)
                                                       ---------   ---------
Net deferred income tax liabilities                    $(284,226)  $(213,007)
                                                       =========   =========

Prior to April 3, 2006, the Company and its affiliates were part of a consolidated Federal income tax filing with Jefferson-Pilot. Effective April 3, 2006, as a result of the merger with LNC, the Company's federal income tax return is no longer consolidated with the other members of the holding company group. Instead, the Company will file a separate federal income tax return with its wholly-owned subsidiary, JPLA. Cash paid for income taxes in 2006, 2005, and 2004 was $116.3 million, $136.2 million, and $24.9 million, respectively.

JPFIC is required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. At December 31, 2006 and 2005, JPFIC concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2006 or 2005.

The JPFIC consolidated return group is subject to annual examinations from the Internal Revenue Service ("IRS"). The IRS has examined tax years 2000-2003, with assessments resulting in a payment that was not material to the consolidated results of operations. Jefferson-Pilot and its affiliates are currently under examination by the IRS for years 2004 and 2005. JPFIC does not anticipate that any adjustments, which might result from such audits, would be material to JPFIC's consolidated results of operations or financial condition.

9. RETIREMENT BENEFIT PLANS

PENSIONS

The Company's employees participate in the Parent's tax-qualified and nonqualified defined benefit pension plans, which provide benefits based on years of service and final average earnings. The tax-qualified plan is funded through group annuity contracts issued by the Company. The assets of the tax-qualified plan are those of the related contracts, and are primarily held in the separate accounts of the Company. The funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The plans are administered by the Parent. Pension expense for all years presented was not significant.

OTHER POSTRETIREMENT BENEFITS

The Parent sponsors contributory health care and life insurance benefit plans for eligible retired employees, qualifying retired agents and certain surviving spouses. The Company contributes to a welfare benefit trust from which future benefits will be paid. The Company accrues the cost of providing postretirement benefits other than pensions during the employees' active service period. Plan expense for all years presented was not significant.

In accordance with FSP 106-2 "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003," the Company re-measured its plan assets and Accumulated Postretirement Benefit Obligation (APBO) as of July 1, 2004 to account for the subsidy and other effects of the Act, which resulted in an immaterial reduction in postretirement benefit cost. The reduction in the APBO for the subsidy related to past service was insignificant.

DEFINED CONTRIBUTION PLANS

The Company participates in the Parent's defined contribution retirement plan covering most employees and full time agents. The Company matches a portion of participant contributions and makes profit sharing contributions to a fund that acquires and holds shares of the Parent's common stock. Most plan assets are invested under a group variable annuity contract issued by Jefferson-Pilot Life Insurance Company. Plan expense for all years presented was not significant.

10. REINSURANCE

The Company attempts to reduce its exposure to significant individual claims by reinsuring portions of certain individual life insurance policies and annuity contracts written. The Company reinsures a portion of individual life insurance risks in excess of its retention, which ranges from $400 to $2,100 for various individual life and annuity products. The Company also attempts to reduce exposure to losses that may result from unfavorable events or circumstances by reinsuring certain levels and types of accident and health insurance risks underwritten.

The Company reinsures certain insurance business written prior to 1995 with affiliates of Household International, Inc. (Household) on a coinsurance basis. Balances are settled monthly, and the reinsurers compensate the Company for administrative services related to the reinsured business. The amount due from reinsurers in the consolidated balance sheets includes $647,783 and $783,708 due from the Household affiliates at December 31, 2006 and 2005.

Assets related to the Household reinsured business have been placed in irrevocable trusts formed to hold the assets for the benefit of the Company and are subject to investment guidelines which identify (1) the types and quality standards of securities in which new investments are permitted, (2) prohibited new investments, (3) individual credit exposure limits and (4) portfolio characteristics. Household has unconditionally and irrevocably guaranteed, as primary obligor, full payment and performance by its affiliated reinsurers. The Company has the right to terminate the PPA and COLI reinsurance agreements by recapture of the related assets and liabilities if Household does not take a required action under the guarantee agreements within 90 days of a triggering event.

As of December 31, 2006 and 2005, the Company also had a reinsurance recoverable of $65,125 and $70,377 from a single reinsurer, pursuant to a 50% coinsurance agreement. The Company and the reinsurer are joint and equal owners in $159,226 and $193,047 of securities and short-term investments as of December 31, 2006 and 2005, 50% of which is included in investments in the consolidated balance sheets.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to the Company. The Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk related to reinsurance activities. No credit losses have resulted from the Company's reinsurance activities for the periods April 3 through December 31, 2006, January 1 through April 2, 2006 and for the years ended December 31, 2005 and 2004.

The Company generally assumes portions of the life and accident and health risks underwritten by certain other insurers on a limited basis. In March 2004, the Company acquired (via a reinsurance transaction) substantially all of the in-force U.S. group life, disability and dental business of The Canada Life Assurance Company (Canada Life), an indirect subsidiary of Great-West Lifeco Inc. Upon closing, Canada Life ceded, and the Company assumed, approximately $400 million of policy liabilities. The Company also received assets, primarily comprised of cash, in support of those liabilities. The deferred policy acquisition costs recorded in the transaction are being amortized over 15 years, representing the expected premium-paying period of the blocks of policies acquired. An intangible asset of $25 million, attributable to the value of the distribution system acquired in the transaction, was recorded in other assets within the consolidated balance sheets and is being amortized over 30 years, representing the period over which the Company expects to earn premiums from new sales stemming from the added distribution capacity. The revenues and benefits and expenses associated with these blocks are presented in the Company's consolidated statements of income in a manner consistent with the Company's accounting policies. Most of the business assumed has subsequently been rewritten to the Company's own policy forms such that the Company is now the direct writer of this business.

The effects of reinsurance on premiums and other considerations, universal life and investment product charges and total benefits were as follows:

                                                            PERIOD FROM   PERIOD FROM
                                                              APRIL 3      JANUARY 1           YEAR ENDED
                                                              THROUGH       THROUGH           DECEMBER 31,
                                                           DECEMBER 31,     APRIL 2,    -----------------------
                                                               2006           2006         2005          2004
                                                           ------------   -----------   ----------   ----------
Premiums and other considerations direct                    $1,048,733      $349,123    $1,303,612   $1,089,822
Premiums and other considerations assumed                        7,640         3,601        13,231      163,538
Less premiums and other considerations ceded                    40,414        11,954        56,584       55,274
                                                            ----------      --------    ----------   ----------
Net premiums and other considerations                       $1,015,959      $340,770    $1,260,259   $1,198,086
                                                            ==========      ========    ==========   ==========
Universal life and investment product charges, direct       $  345,993      $115,678    $  483,710   $  474,563
Universal life and investment product charges assumed              115            13           259          209
Less universal life and investment product charges ceded        46,544        12,842        55,552       52,751
                                                            ----------      --------    ----------   ----------
Net universal life and investment product charges           $  299,564      $102,849    $  428,417   $  422,021
                                                            ==========      ========    ==========   ==========
Benefits direct                                             $1,179,064      $410,974    $1,875,527   $1,506,077
Benefits assumed                                               (20,759)       (2,145)     (224,520)     148,644
Less reinsurance recoveries                                     11,397        22,462       144,589      148,622
                                                            ----------      --------    ----------   ----------
Net benefits                                                $1,146,908      $386,367    $1,506,418   $1,506,099
                                                            ==========      ========    ==========   ==========

The negative benefits assumed amount in 2006 and 2005 is a result of lapses within the Canada Life block.

11. OTHER COMPREHENSIVE INCOME

The components of other comprehensive income, along with related tax effects, are as follows:

                                                                   UNREALIZED
                                                                 GAINS (LOSSES)     DERIVATIVE
                                                                 ON AVAILABLE-      FINANCIAL
                                                                    FOR-SALE       INSTRUMENTS
                                                                   SECURITIES     GAINS/(LOSSES)     TOTAL
                                                                 --------------   --------------   --------
BALANCE AT DECEMBER 31, 2003                                         $154,448         $  3,973     $158,421
Unrealized holding losses arising during period,
   net of $13,726 tax benefit                                         (25,493)              --      (25,493)
Change in fair value of derivatives, net of $982 tax benefit               --           (1,823)      (1,823)
Less: reclassification adjustment
   Losses realized in net income, net of $15,207 tax benefit          (28,244)              --      (28,244)
                                                                     --------         --------     --------
BALANCE AT DECEMBER 31, 2004                                          157,199            2,150      159,349
Unrealized holding losses arising during period,
   net of $47,282 tax benefit                                         (87,809)              --      (87,809)
Change in fair value of derivatives, net of $1,393 tax benefit             --           (2,589)      (2,589)
Less: reclassification adjustment
   Losses realized in net income, net of $3,947 tax benefit            (7,331)              --       (7,331)
                                                                     --------         --------     --------
BALANCE AT DECEMBER 31, 2005                                           76,721             (439)      76,282
Unrealized holding losses arising during period,
   net of $39,229 tax benefit                                         (72,854)         (72,854)
Change in fair value of derivatives, net of $592 tax benefit                            (1,099)      (1,099)
Less: reclassification adjustment
   Losses realized in net income, net of $1,265 tax benefit            (2,351)              --       (2,351)
                                                                     --------         --------     --------
BALANCE AT APRIL 2, 2006                                                6,218           (1,538)       4,680
Acquisition by Lincoln National Corporation:
   Purchase accounting elimination of AOCI                             (6,218)           1,538       (4,680)
                                                                     --------         --------     --------
BALANCE AT APRIL 3, 2006                                                   --               --           --
Unrealized holding losses arising during period,
   net of $23,325 taxes                                                43,318               --       43,318
Change in fair value of derivatives, net of $197 taxes                    356              356
Less: reclassification adjustment
   Gains realized in net income, net of $712 taxes                      1,323               --        1,323
                                                                     --------         --------     --------
BALANCE AT DECEMBER 31, 2006                                         $ 44,641         $    356     $ 44,997
                                                                     ========         ========     ========

12. TRANSACTIONS WITH AFFILIATED COMPANIES

The Company has entered into service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services. The Company expensed, prior to deferrals, $195,318 from April 3 through December 31, 2006, $49,747 from January 1 through April 2, 2006, and $191,370 and $182,425 for the years ended December 31, 2005 and 2004, for general management and investment services provided by Jefferson-Pilot Life Insurance Company, of which $20,541 and $21,015 remained payable as of December 31, 2006 and 2005. The remainder of the payable to affiliates at year-end was due to other affiliates.

Included in the payable to affiliates is a $50,000 surplus note issued by the Company on September 24, 1994 that is held by HARCO Capital Corporation, an affiliate. The note bears interest at 9.76% and matures on September 30, 2024. The Company recognized interest expense of $3,660 from April 3 through December 31, 2006, $1,220 from January 1 through April 2, 2006, and $4,880 in 2005 and
2004. The Company has the right to repay the note on any March 31 or September 30 after September 30, 2005. The note calls for the Company to pay interest semiannually on March 31 and September 30. Any payment of interest or repayment of principal may be paid only if the Company has obtained the prior written approval of the Nebraska Department of

Insurance, has adequate earned surplus funds for such payment, and if such payment would not cause the Company to violate the statutory capital requirements as set forth in the General Statutes of Nebraska.

The Company owns no securities of the Parent or any affiliate of the Parent other than the following, reflected at the carrying amounts in the consolidated balance sheets as of December 31:

                                                   2006       2005
                                                 --------   --------
Lincoln JP Holdings L.P. Senior Promissory
   Notes due 2008, interest rate  of 4.6%        $107,507   $106,848
Lincoln Financial Media Senior Promissory
   Notes due 2006 through 2013,  interest
   rates ranging from 4.2% to 7.7%               $ 16,743   $ 22,940
Lincoln National Corporation Senior Promissory
   Notes due 2007, interest rate  of 5.25%       $  5,989   $     --

The Company recognized interest income totaling $4,806 from April 3 through December 31, 2006, $1,551 from January 1 through April 2, 2006, and $6,347 and $6,931 for the years ended December 31, 2005 and 2004, related to the preceding assets.

The Company has an agreement with its affiliate broker/dealer, Jefferson Pilot Variable Corporation (JPVC). The agreement calls for the Company to pay JPVC for sales of the Company's variable annuity and variable universal life contracts. The amount paid is based on sales during the period and contracts in force. The Company recorded expense of $21,425 from April 3 through December 31, 2006, $9,426 from January 1 through December 31, 2006, and $31,151 and $36,680 for the years ended December 31, 2005 and 2004, related to this agreement.

13. DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and fair values of financial instruments as of December 31 are summarized as follows:

                                                          2006                     2005
                                               ------------------------   -----------------------
                                                 CARRYING       FAIR       CARRYING       FAIR
                                                   VALUE        VALUE        VALUE        VALUE
                                               -----------   ----------   ----------   ----------
FINANCIAL ASSETS
Debt securities available-for-sale             $9,613,191    $9,613,191   $9,046,904   $9,046,904
Debt securities held-to-maturity                       --            --      688,480      724,370
Equity securities available-for-sale               14,730        14,730       10,323       10,323
Mortgage loans on real estate                   1,397,198     1,421,562    1,526,925    1,599,264
Policy loans                                      577,264       629,109      574,808      624,895
Derivative financial instruments                   (1,297)       (1,297)      (1,083)      (1,083)

FINANCIAL LIABILITIES
Annuity contract liabilities in accumulation
   phase                                        1,850,915     1,826,295    2,037,294    2,010,853
Securities sold under repurchase agreements            --            --      150,792      150,792

The fair values of cash, cash equivalents, balances due on account from agents, reinsurers and others, and accounts payable approximate their carrying amounts in the Company's consolidated balance sheets due to their short-term maturity or availability. Assets and liabilities related to separate accounts are reported at fair value in the consolidated balance sheets.

The fair values of debt and equity securities and derivative financial instruments have been determined from nationally quoted market prices and by using values supplied by independent pricing services and discounted cash flow techniques.

The fair value of the mortgage loan portfolio has been estimated by discounting expected future cash flows using the interest rate currently offered for similar loans.

The fair value of policy loans outstanding for traditional life products has been estimated using a current risk-free interest rate applied to expected future loan repayments projected based on historical repayment patterns. The fair values of policy loans on universal life-type and annuity products approximate carrying values due to the variable interest rates charged on those loans.

Annuity contracts do not generally have defined maturities. Therefore, fair values of the liabilities under annuity contracts, the carrying amounts of which are included with policyholder contract deposits in the Company's consolidated balance sheets, are estimated to equal the cash surrender values of the contracts.

The fair value of the liability for securities sold under repurchase agreements approximates its carrying amount, which includes accrued interest.

14. COMMITMENTS AND CONTINGENT LIABILITIES

The Company routinely enters into commitments to extend credit in the form of mortgage loans and to purchase certain debt securities for its investment portfolio in private placement transactions. The fair value of outstanding commitments to fund mortgage loans and to acquire debt securities in private placement transactions, which are not reflected in the Company's consolidated balance sheets, approximated $32,659 and $13,050 as of December 31, 2006 and 2005, respectively.

The Company leases electronic data processing equipment and field office space under noncancelable operating lease agreements. The lease terms generally range from one to seven years. Neither annual rent nor future rental commitments are significant.

In the normal course of business, the Company is involved in various lawsuits. Because of the considerable uncertainties that exist, the Company cannot predict the outcome of pending or future litigation. However, management believes that the resolution of pending legal proceedings will not have a material effect on the Company's financial position, liquidity, or results of operations.

15. SEGMENT INFORMATION

The Company's reporting segments reflect the current manner by which our chief operating decision makers view and manage the business. All segment data for reporting periods have been adjusted to reflect the current segment reporting. The Company provides its products and services in two operating businesses: (1) Individual Markets and (2) Employer Markets and report results through four business segments. The following is a brief description of these segments.

INDIVIDUAL MARKETS. The Individual Markets business provides its products through two segments, Individual Annuities and Individual Life Insurance. Through its Individual Annuities segment, Individual Markets provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities, and variable annuities. The Individual Life Insurance segment offers wealth protection and transfer opportunities through both single and survivorship versions of universal life, variable universal life, interest-sensitive whole life, term insurance, as well as a linked-benefit product, which is a universal life insurance policy linked with riders that provide for long-term care costs.

EMPLOYER MARKETS. The Employer Markets business provides its products through two segments, Retirement Products and Group Protection, formerly referred to as Benefit Partners. Through its Retirement Products segment, Employer Markets provides employer-sponsored variable and fixed annuities, mutual fund based programs in the 401 (k), 403 (b), and 457 marketplaces and corporate/bank owned life insurance. The Group Protection segment offers group non-medical insurance products, principally term life, disability and dental, to the employer marketplace through various forms of contributory and noncontributory plans. Most of the Company's contracts are sold to employers with fewer than 500 employees.

The Company also has "Other Operations", which includes the financial data for operations that are not directly related to the business segments and unallocated items (such as corporate investment income on assets not allocated to its business units, interest expense on short-term and long-term borrowings, and certain expenses, including restructuring and merger-related expenses).

Segment operating revenue and income (loss) from operations are internal measures used by the Company's management and Board of Directors to evaluate and assess the results of its segments. Operating revenue is GAAP revenue excluding realized gains and losses on investments. Income (loss) from operations is GAAP net income excluding net realized investment gains and losses. The Company's management and Board of Directors believe that operating revenue and income
(loss) from operations explain the results of its ongoing businesses in a manner that allows for a better understanding of the underlying trends in the Company's current businesses because net realized investment gains and losses are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. Operating revenue and income (loss) from operations do not replace revenues and net income as the GAAP measure of the Company's consolidated results of operations.

The following tables show financial data by segment:

                                           PERIOD FROM   PERIOD FROM
                                             APRIL 3      JANUARY 1           YEAR ENDED
                                             THROUGH       THROUGH           DECEMBER 31,
                                          DECEMBER 31,     APRIL 2,    -----------------------
                                              2006           2006         2005         2004
                                          ------------   -----------   ----------   ----------
REVENUE:
Segment Operating Revenue:
   Individual Markets:
      Individual Annuities                 $  102,085      $ 34,975    $  152,604   $  163,996
      Life Insurance                          607,760       211,437       854,907      873,203
                                           ----------      --------    ----------   ----------
         Individual Markets Total             709,845       246,412     1,007,511    1,037,199
                                           ----------      --------    ----------   ----------
   Employer Markets:
      Retirement & Other                       65,873        23,374        93,117       93,932
      Group Protection                      1,023,726       342,086     1,268,892    1,190,342
                                           ----------      --------    ----------   ----------
         Employer Markets Total             1,089,599       365,460     1,362,009    1,284,274
                                           ----------      --------    ----------   ----------
Other Operations                               30,335         9,753        47,643       41,016
Net realized gain (loss) on investments           497        (3,086)       (6,266)     (37,337)
                                           ----------      --------    ----------   ----------
   Total                                   $1,830,276      $618,539    $2,410,897   $2,325,152
                                           ==========      ========    ==========   ==========
NET INCOME:
Segment Operating Income:
   Individual Markets:
      Individual Annuities                 $   12,388      $  4,673    $   21,508   $   18,806
      Life Insurance                           91,141        32,670       151,225      149,675
                                           ----------      --------    ----------   ----------
         Individual Markets Total             103,529        37,343       172,733      168,481
                                           ----------      --------    ----------   ----------
   Employer Markets:
      Retirement & Other                       10,945         3,741        15,400       14,541
      Group Protection                         95,787        23,912        83,727       65,593
                                           ----------      --------    ----------   ----------
         Employer Markets Total               106,732        27,653        99,127       80,134
                                           ----------      --------    ----------   ----------
Other Operations                                9,876         1,660        21,674       23,619
Cumulative Change                                  --                          --       (7,233)
Net realized gain (loss) on investments           323        (2,005)       (4,072)     (24,269)
                                           ----------      --------    ----------   ----------
NET INCOME                                 $  220,460      $ 64,651    $  289,462   $  240,732
                                           ==========      ========    ==========   ==========

                                                           DECEMBER 31
                                                   -------------------------
                                                       2006          2005
                                                   -----------   -----------
ASSETS:
   Individual Markets:
      Individual Life Insurance                    $ 9,305,892   $10,425,115
      Individual Annuities                           2,911,465     2,684,610
   Employer Markets:
      Retirement Products                            1,372,364     1,397,437
      Group Protection                               2,207,218     1,786,677
   Other Operations                                  1,708,782       495,473
                                                   -----------   -----------
      Total                                        $17,505,721   $16,789,312
                                                   ===========   ===========

16. STOCK-BASED COMPENSATION

The Company's employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, stock appreciation rights ("SARs"), restricted stock awards, restricted stock units ("performance shares"), and deferred stock units. LNC has a policy of issuing new shares to satisfy option exercises.

LNC issues share-based compensation awards under an authorized plan, subject to specific vesting conditions. Generally, compensation expense is recognized ratably over a three-year vesting period, but recognition may be accelerated upon the occurrence of certain events. For awards that specify an employee will vest upon retirement and an employee is eligible to retire before the end of the normal vesting period, the Company would record compensation expense over the period from the grant date to the date of retirement eligibility. On January 1, 2006, the Company adopted SFAS 123-R under the modified prospective method. Accordingly, prior period amounts have not been restated.

Under the modified prospective method, the fair value of all employee stock options vesting on or after the adoption date is generally included in the determination of net income as the options vest. The fair value of stock options granted has been estimated using the Black Scholes option valuation model considering assumptions for dividend yield, expected volatility, risk-free interest rate and expected life of the option. The fair value of the option grants is amortized on a straight-line basis over the implicit service period of the employee, considering retirement eligibility. For those employees that will achieve retirement eligibility during the vesting period, the expense is recognized evenly up through the retirement eligibility date or immediately upon grant for participants already eligible for retirement. Total stock-based compensation expense allocated to the Company for the periods April 3 through December 31, 2006 and January 1 through April 2, 2006 were $0 and $4,107 related to the various LNC stock incentive plans. The compensation cost is included in the general and administrative expenses, net of deferrals, line item on the Company's consolidated statements of income.

Outstanding options to acquire Jefferson-Pilot common stock that existed immediately prior to the date of the merger remain subject to the same terms and conditions that existed, except that each of these stock options is now exercisable for LNC common stock. Grants of Jefferson-Pilot stock options in February 2006 will generally continue to vest in one-third annual increments. All employee and director stock options outstanding as of December 31, 2005 vested and became exercisable upon closing the merger resulting in an expense of $2,379 on April 2, 2006.

                                   PART C
                             OTHER INFORMATION
Item 27. EXHIBITS

     (a) Resolution of Board of Directors of Chubb Life Insurance Company of America, adopted at a meeting held on August 4, 1993.Fn1

     (b) Not applicable.

     (c) (i) Form of Distribution Agreement among Chubb Life Insurance Company of America, Chubb Separate Account C, and Chubb Securities Corporation.Fn1

         (ii)  Specimen Selling Agreement.Fn2

         (iii) Specimen District Manager Agreement.Fn1

         (iv)  Specimen Registered Representative's Agreement.Fn1

         (v)   Schedule of Commissions.Fn8

     (d) (i)   Specimen Policy.Fn7

         (ii)  Specimen Riders.Fn2

               (a) Specimen Death Benefit Maintenance Rider Fn10

               (b) Specimen Joint and Last Survivor Supplemental Coverage
                   Rider Fn10

               (c) Specimen Joint Survivor Guaranteed Death Benefit Rider Fn10

               (d) Specimen Joint and Last Survivor Temporary Term Insurance
                   Rider Fn10

               (e) Specimen Joint and Last Survivor Policy Exchange Option Fn10

               (f) Specimen Joint and Last Survivor Automatic Increase Rider
                   Fn11

               (g) Specimen Specified Insured Term Rider Fn10

     (e) Specimen Application.Fn9

     (f) (i) Amended and Restated Articles of Incorporation and Redomestication of Jefferson Pilot Financial Insurance Company.Fn3

     (f) (ii) By-Laws of Jefferson Pilot Financial Insurance Company.Fn3

     (g) Reinsurance Contracts.Fn8

     (h) Participation Agreements.
         (i) Fund Distribution Agreement between Jefferson Pilot Variable Fund, Inc. and Jefferson Pilot Variable Corporation.Fn4

         (ii) (a) Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc., Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company.Fn8

         (ii) (b) Administrative Services Agreement dated May 1, 2002 among Jefferson Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, and T. Rowe Price Associates, Inc.Fn8

         (ii)  (C) Addendum to the Participation Agreement.Fn12

         (ii)  (d) Addendum to the Administration Services Agreement.Fn12

         (ii)  (e) Addendum to the Distribution Services Agreement.Fn12

         (iii) Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation, and Jefferson Pilot Financial Insurance Company.Fn8

          (iv) (a) Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc.,

     Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company.Fn9

                 (b) Addendum to the Administrative Services Agreement.Fn12

                 (c) Addendum to the Participation Agreement.Fn12

          (v) (a) Participation Agreement among Variable Insurance Product Fund, Fidelity Distributors Corporation, and Chubb Life Insurance Company of America.Fn3

                 (b) Addendum to the Participation Agreement.Fn3

                 (c) Addendum to the Participation Agreement.Fn3

          (vi) (a) Participation Agreement among Variable Insurance Product Fund II, Fidelity Distributors Corporation, and Chubb Life Insurance Company of America.Fn3

                 (b) Addendum to the Participation Agreement.Fn3

                 (c) Addendum to the Participation Agreement.Fn3

          (vii) (a) Participation Agreement by and amount Ayco Series Trust (merged into Goldman Sachs Variable Insurance Trust), Mercer Allied Company, L.P. (merged into Goldman Sachs Asset Management L.P.), and Jefferson Pilot Financial Insurance Company.Fn6

                 (b) Administrative Services Agreement by and among Ayco Series Trust (merged into Goldman Sachs Variable Insurance Trust), the Ayco Company, L.P (merged into Goldman Sachs Asset Management L.P.), and Jefferson Pilot Financial Insurance Company.Fn6

          (viii) (a) Shareholder Services Agreement by and between Jefferson Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, and American Century Investment Services, Inc.Fn6

                 (b) Addendum to Shareholder Services Agreement.Fn12

          (ix) (a) Participation Agreement between MFS Variable Insurance Trust, Chubb Life Insurance Company of America, and Massachusetts Financial Services Company.Fn5

                 (b) Addendum to Administrative Services Side Letter.Fn12

          (x) (a) Fund Participation Agreement by and among Deutsche Asset Management VIT Funds, Deutsche Asset Management, Inc., Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company.Fn8

                 (b) Addendum to Fund Participation Agreement.Fn12

          (xi) (a) Participation Agreement between Jefferson Pilot Financial Insurance Company and Jefferson Pilot LifeAmerica Insurance Company, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC.Fn6

               (b) Pimco Variable Insurance Trust Services Agreement.Fn8

          (xii) Participation Agreement among Jefferson Pilot Financial Insurance Company, ProFunds, and ProFund Advisors, LLC.Fn8

          (xiii) (a) Business agreement by and among Jefferson Pilot Financial Insurance Company, Jefferson Pilot Variable Corporation, American Funds Distributors, Inc., and Capital Research and Management Company.Fn8

                 (b) Fund Participation Agreement among Jefferson Pilot Financial Insurance Company, American Funds Insurance Series, and Capital Research and Management Company.Fn8


     (i) Not Applicable.

     (j) Not Applicable.

     (k) Legal Opinion. Fn10

     (l) Actuarial opinion and consent Fn10

     (m) Sample calculation of items illustrated.Fn7

     (n) Consent of Independent Registered Public Accounting Firm. (Filed herewith)

     (o) Not Applicable.

     (p) Not Applicable.


     (q) Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii). Fn11


---------------------
1. Incorporated by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form S-6 dated February 28, 1996 (File No. 33-72830).

2. Incorporated by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form S-6 dated December 1, 1998 (File No. 333-01781).

3. Incorporated by reference to Registration Statement on Form N-4 of the JPF Variable Annuity Separate Account II, filed August 1, 2000 (File No. 333-42742).

4. Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement on Form N-1A of Jefferson Pilot Variable Fund, Inc., dated March 2, 1998 (File No. 2-94479).

5. Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 of JPF Separate Account A, filed April 19, 2000 (File No. 333-93367).

6. Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 of the JPF Variable Annuity Separate Account, dated April 22, 2002 (File No. 333-94539).

7. Incorporated by reference to Post-Effective Amendment No. 8 on Form N-6 to Registrant's Registration Statement on Form S-6 filed February 27, 2003 (File No. 033-01781).

8. Incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 to Registrant's Registration Statement on Form S-6, filed April 24, 2003 (File No. 333-93367).

9. Incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 to Registration Statement on Form S-6 filed on April 28, 2003 (File No. 333-44228).

10. Incorporated by reference to Post-Effective Amendment No. 9 on Form N-6 to Registration Statement on Form S-6 filed on April 28, 2003 (File No. 333-01781).


11. Incorporated by reference to Post-Effective Amendment No. 12 on Form N-6 to Registration Statement on Form N-6 filed on April 28, 2006 (File No. 333-01781).

12. Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 33-77496) filed on April 2, 2007.

Item 28. DIRECTORS AND OFFICERS
         JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AS OF MARCH 15, 2007


--------------------------------------------------------------------------------


NAME AND PRINCIPAL                 POSITION AND OFFICES
BUSINESS ADDRESS                   WITH DEPOSITOR
-------------------------------------------------------------------------------------------------------------------
CORPORATE OFFICERS

Dennis R. Glass                     President & CEO

Charles C. Cornelio                 Executive Vice President

Mark E. Konen                       Executive Vice President

Reggie D. Adamson                   Senior Vice President

Michael J. Burns                    Senior Vice President

Sandra K. Callahan                  Senior Vice President

Leonard A. Cavallaro                Senior Vice President

Frederick J. Crawford               Senior Vice President and Chief Financial Officer

C. Phillip Elam, II                 Senior Vice President

Randal J. Freitag                   Senior Vice President and Actuary

Marvin L. Maynard                   Senior Vice President

Paul D. Oschner                     Senior Vice President

William L. Seawell, II              Senior Vice President

Richard T. Stange                   Senior Vice President and General Counsel

Rise CM Taylor                      Vice President and Treasurer

Ronald A. Jordan                    Vice President and General Auditor

C. Suzanne Womack                   Secretary


BOARD OF DIRECTORS


Frederick J. Crawford
Mark E. Konen
See Yeng Quek
Westley W. Thompson

Except as otherwise noted, the principal business address for each officer and director listed is 100 N. Greene Street, Greensboro, North Carolina 27401.

Item 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

         See Organizational Chart of Lincoln National Corporation.Fn12

Item 30. INDEMNIFICATION

         The following provisions regarding the indemnification of underwriters and affiliated persons of Registrant are applicable:

         Section 21-2004 of the Nebraska Business Corporation Act, in general, allows a corporation to indemnify any director, officer, employee or agent of the corporation for amounts paid in settlement actually and reasonably incurred by him or her in connection with an action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In a case of a derivative action, no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless a court in which the action was brought shall determine that such person is fairly and reasonably entitled to indemnify for such expenses which the Court shall deem proper.

         Article 6 of the Amended and Restated Charter of Jefferson Pilot Financial Insurance Company states: "The Corporation shall have the power to indemnity its directors to the fullest extent permitted by law."

         Under the terms of the Underwriting Agreement, Depositor agrees to indemnify the distributor for any liability that the latter may incur to a Policyowner or party-in-interest under a Policy (a) arising out of any act or omission in the course of or in connection with rendering services under such Agreement, or (b) arising out of the purchase, retention or surrender of a Policy; provided that the Depositor will not indemnify the Distributor for any such liability that results from the latter's willful misfeasance, bad faith or gross negligence, or from the reckless disregard by the latter of its duties and obligations under the Underwriting Agreement.

         The By-laws of the Distributor, Jefferson Pilot Variable Corporation, provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of North Carolina law.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers, or controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Company will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. PRINCIPAL UNDERWRITERS

         Jefferson Pilot Variable Corporation ("JPVC") serves as principal underwriter and distributor of the Policies. JPVC is a wholly-owned subsidiary of Jefferson-Pilot Corporation. JPVC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of the National Association of Securities Dealers, Inc.

         Jefferson Pilot Financial Insurance Company does not pay JPVC any commission or other compensation.


         JPVC also serves as distributor for the JPF Separate Account A, Jefferson Pilot Variable Annuity Separate Account and Jefferson Pilot Variable Annuity Separate Account II, all of which are separate accounts of Jefferson Pilot Financial Insurance Company.

         JPVC serves as the distributor for JPF Separate Account JA - B and JPF Separate Account D, which are separate accounts of Jefferson Pilot LifeAmerica Insurance Company, a subsidiary of Jefferson Pilot Financial Insurance Company.

         JPVC also serves as principal underwriter for Lincoln Variable Insurance Products Trust (formerly Jefferson Pilot Variable Fund, Inc.).


         Following are the officers and directors of JPVC. The principal business address of each of the officers and directors listed below is One Granite Place, Post Office Box 515, Concord, New Hampshire 03301.

OFFICERS


David K. Booth                      President
David Armstrong                     Vice President
Christine S. Frederick              Vice President & Chief Compliance Officer
Craig D. Moreshead                  Secretary
John A. Weston                      Treasurer & Chief Financial Officer
Lisa S. Clifford                    Assistant Vice President
Donna M. Wilbur                     Assistant Treasurer


BOARD OF DIRECTORS


David K. Booth
Charles C. Cornelio
Carol R. Hardiman


Item 32. LOCATION OF ACCOUNTS AND RECORDS

         The Depositor, Jefferson Pilot Financial Insurance Company and the principal Underwriter, Jefferson Pilot Variable Corporation, are located at One Granite Place, Concord, New Hampshire 03301.

         Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.


Item 33. MANAGEMENT SERVICES

         None.


Item 34. REPRESENTATION OF REASONABLENESS OF FEES AND CHARGES

         Jefferson Pilot Financial Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Jefferson Pilot Financial Insurance Company.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, JPF Separate Account C, certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in Concord, New Hampshire on the 26th day of April, 2007.


(SEAL)                               JPF SEPARATE ACCOUNT C
                                       (Registrant)

                                     By: JEFFERSON PILOT FINANCIAL INSURANCE
                                         COMPANY (Depositor)


                                     By:  /s/ Charles C. Cornelio
                                     -------------------------------------------
                                              Charles C. Cornelio

                                     Title:   Executive Vice President
                                     -------------------------------------------

                                     JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                                     (Depositor)

                                     By:  /s/ Charles C. Cornelio*
                                          --------------------------------------
                                              Charles C. Cornelio

                                     Title: Executive Vice President
                                            ------------------------------------

ATTEST:

/s/ Frederick C. Tedeschi
--------------------------------
Frederick C. Tedeschi
Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURES                            TITLE
----------                            -----
/s/ Dennis R. Glass*                  President and Chief
-----------------------------------   Executive Officer
    Dennis R. Glass

/s/ Frederick J. Crawford*            Senior Vice President
-----------------------------------   and Chief Financial
    Frederick J. Crawford             Officer

/s/ Charles C. Cornelio*              Director;
-----------------------------------   Executive
Charles C. Cornelio                   Vice President




By: /s/ Frederick C. Tedeschi
    ------------------------------
    Frederick C. Tedeschi, Attorney-in-Fact
    April 26, 2007

                               POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson Pilot Financial Insurance Company, a corporation organized and existing under the laws of Nebraska, does hereby constitute and appoint Frederick C. Tedeschi, Craig D. Moreshead, and Ronald R. Angarella, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940 (collectively the "Acts"), and any rules, regulations, orders, or other requirements of the Securities and Exchange Commission ("Commission") in respect thereof. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his or her behalf as officer and/or director of the Company to any and all registrations statements and/or amendments thereto, reports, instruments, or documents and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement and/or amendment filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of the Company's separate accounts currently in existence or established in the future, including without limitation, those listed below:

     JPF Separate Account A (Registration File Nos. 33-07734; 333-44228;
              333-93367; 333-113050; 333-113334; and 333-131890)

           JPF Separate Account C (Registration File No. 333-01781)

THE UNDERSIGNED does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 27th day of April, 2006.

                                                             /s/ Dennis R. Glass
                                                             -------------------
                                                             Dennis R. Glass

Date: April 27, 2006

(SEAL)

                               POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, Frederick J. Crawford, Senior Vice President and Chief Financial Officer of Jefferson Pilot Financial Insurance Company, a corporation organized and existing under the laws of Nebraska, does hereby constitute and appoint Frederick C. Tedeschi, Craig D. Moreshead, and Ronald R. Angarella, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940 (collectively the "Acts"), and any rules, regulations, orders, or other requirements of the Securities and Exchange Commission ("Commission") in respect thereof. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his or her behalf as officer and/or director of the Company to any and all registrations statements and/or amendments thereto, reports, instruments, or documents and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement and/or amendment filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of the Company's separate accounts currently in existence or established in the future, including without limitation, those listed below:

     JPF Separate Account A (Registration File Nos. 33-07734; 333-44228;
               333-93367; 333-113050; 333-113334; and 333-131890)

           JPF Separate Account C (Registration File No. 333-01781)

THE UNDERSIGNED does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 24th day of May, 2006.

                                                       /s/ Frederick J. Crawford
                                                       -------------------------
                                                         Frederick J. Crawford

Date: May 24, 2006

(SEAL)

                               POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson Pilot Financial Insurance Company, a corporation organized and existing under the laws of Nebraska, does hereby constitute and appoint Frederick C. Tedeschi, Craig D. Moreshead, and Ronald R. Angarella, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940 (collectively the "Acts"), and any rules, regulations, orders, or other requirements of the Securities and Exchange Commission ("Commission") in respect thereof. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his or her behalf as officer and/or director of the Company to any and all registrations statements and/or amendments thereto, reports, instruments, or documents and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement and/or amendment filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of the Company's separate accounts currently in existence or established in the future, including without limitation, those listed below:

     JPF Separate Account A (Registration File Nos. 33-07734; 333-44228;
               333-93367; 333-113050; 333-113334; and 333-131890)

           JPF Separate Account C (Registration File No. 333-01781)

THE UNDERSIGNED does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 24th day of April, 2006.

                                                         /s/ Charles C. Cornelio
                                                         -----------------------
                                                         Charles C. Cornelio

Date: April 24, 2006

(SEAL)

                                  EXHIBIT INDEX


n.     Consent of Independent Registered Public Accounting Firm.